UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
 (Address of principal executive offices)                     (Zip code)

(Name and Address of Agent for Service)                        Copy to:

       CHRISTOPHER K. YARBROUGH                            CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700                    VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                        222 NORTH LASALLE STREET
                                                       CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

ITEM 1: REPORT TO SHAREHOLDERS.



[LOGO] Henderson                                          Henderson Global Funds
       Global Investors                                           [PHOTO]

SEMI-ANNUAL REPORT
JANUARY 31, 2009

EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INDUSTRIES OF THE FUTURE FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
US FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    1
EUROPEAN FOCUS FUND
Commentary ................................................................    2
Performance summary .......................................................    4
GLOBAL EQUITY INCOME FUND
Commentary ................................................................    6
Performance summary .......................................................    7
GLOBAL OPPORTUNITIES FUND
Commentary ................................................................    8
Performance summary .......................................................   10
GLOBAL TECHNOLOGY FUND
Commentary ................................................................   12
Performance summary .......................................................   13
INDUSTRIES OF THE FUTURE FUND
Commentary ................................................................   14
Performance summary .......................................................   15
INTERNATIONAL OPPORTUNITIES FUND
Commentary ................................................................   16
Performance summary .......................................................   17
JAPAN-ASIA FOCUS FUND
Commentary ................................................................   18
Performance summary .......................................................   19
US FOCUS FUND
Commentary ................................................................   20
Performance summary .......................................................   21
WORLDWIDE INCOME FUND
Commentary ................................................................   22
Performance summary .......................................................   23
PORTFOLIOS OF INVESTMENTS .................................................   24
STATEMENT OF ASSETS AND LIABILITIES .......................................   48
STATEMENT OF OPERATIONS ...................................................   50
STATEMENTS OF CHANGES IN NET ASSETS .......................................   52
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY ............................   61
FINANCIAL HIGHLIGHTS ......................................................   70
NOTES TO FINANCIAL STATEMENTS .............................................   78
OTHER INFORMATION .........................................................   88
TRUSTEES AND OFFICERS .....................................................   90

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, some of the Funds are non-diversified meaning they may invest in a smaller number of issuers. As such, investing in these funds may involve greater risk and volatility than investing in more diversified funds.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies.

The Worldwide Income Fund may invest in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The Industries of the Future Fund invests in securities of companies that meet its "Industries of the Future" guidelines. As a result, investing in these securities may entail greater risk and volatility than investing in a wider variety of economic themes.

The views in this report were those of the Fund managers as of January 31, 2009, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS

Dear fellow shareholder,

We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2009.

Over the past six months, governments and central banks around the world have continued to implement fiscal and monetary stimuli in response to the ongoing economic crisis. Consumer confidence has plummeted globally as unemployment has risen and the economic outlook has deteriorated. There is widespread belief that if policymakers cannot repair the monetary transmission mechanism, business and consumer confidence will continue to slide further and may even prompt a prolonged period of deflation.

In response, central banks have cut interest rates to historic lows and governments have injected capital into troubled firms. Given the already low levels of interest rates, the practice of "quantitative easing," or injecting new money into the financial system, may be one of the most powerful weapons still available to central governments to battle this crisis and we expect to see more of it in the months to come.

Most of us have not experienced markets like these in our lifetimes. Some have asked whether Henderson is at risk like much of the rest of the Financial sector. Presently market levels are significantly below the average levels of 2008 and we expect this situation to persist in the short to medium term. However, Henderson's competitive long-term investment performance, diversity of revenues and active cost management should provide some support. We remain committed to providing clients with higher value-add investment products in all market conditions. Overall, Henderson remains in satisfactory shape despite the economic climate.

In the midst of all of this turmoil, we believe there are reasons to stay the course. While individual company fundamentals were all but ignored in 2008, as large-scale macroeconomic events led to an indiscriminate global market sell-off, we are anticipating an environment in 2009 where individual companies are once again differentiated by the market. We expect the next several years to be a time in which businesses will be differentiated on the basis of core fundamentals, with particular attention given to balance sheet quality. As winners and losers emerge within industries, their respective stock prices should be rewarded or punished accordingly. We believe this "macro to micro" shift is a theme that will increasingly take hold globally throughout 2009, and it is within this transitional phase of equity markets that we feel opportunities will be ripe for stock pickers.

We realize that there remains a good deal of uncertainty about market direction in the shorter term. However, when equity markets do eventually enter the recovery phase, Henderson's bottom-up, opportunistic portfolios should be well-positioned to capitalize on some of the extreme mis-pricings which exist as a result of previous indiscriminate selling. We will continue to focus on companies we believe are high quality with reasonably sound balance sheets and companies with attractive yields. We look forward to the opportunities that lie ahead as we seek to identify differentiated investment ideas that will bring value to our clients' portfolios. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield
----------------------------------------
Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS                                                COMMENTARY

EUROPEAN FOCUS FUND

Volatility remained high during the reporting period, as many investors' attentions turned from the financial crisis to its impact on the real economy. October and November saw sharp declines in equity markets as economic data showed rising unemployment and collapsing consumer and business confidence. With credit markets effectively closed and the macroeconomic environment deteriorating rapidly, policymakers globally recognized that the time for concern about moral hazard had passed. They increased efforts to stimulate their economies with fiscal and monetary policy. During the period the Bank of England
(BoE) cut interest rates by four percentage points and the Federal Reserve (Fed) cut to a range of 0-0.25%. Together with huge fiscal stimulus packages announced by the Chinese and US governments, this helped equity markets to rally into the year end.

The year end rally lost steam early in January, driven by deteriorating economic data and weaker corporate earnings. After an initial lackluster reaction, stock markets soon responded positively to Barack Obama's inauguration as US President as speculation mounted that his administration would intensify the focus on fiscal stimulus plans. There was further weakness in the Banking sector, as a second round of government bailouts led to fears of outright nationalisation and further dilution for shareholders. The US government agreed to invest $20 billion of fresh capital in Bank of America in exchange for preferred stock; while in the UK, the government announced a series of initiatives aimed at increasing the flow of credit to consumers and companies.

Having collapsed in December, euro area confidence indicators showed some signs of stabilisation in January. The euro area flash composite Purchasing Managers Survey (PMI)(1) was broadly unchanged thanks to a surprising rise in France that more than offset a further decline in Germany.

The Fund was down in absolute terms and relative to its benchmark, the MSCI Europe Index. Over the period the Fund posted a return of -50.04% (Class A shares at NAV) versus -43.91% for the MSCI Europe Index. This was a period where macroeconomic factors dominated bottom-up considerations. With hindsight, we had been too close to the individual companies, and should have taken more of a step back to account for the broader market trends.

We underestimated the speed and ferocity of the deterioration in market conditions in the fourth quarter. In October, many company managers were telling us that they were seeing very little impact from the credit crisis on their businesses, and that orders were still strong. Then, in November and December, demand fell sharply. For example, truck maker Volvo had net orders for around 40,000 new trucks 3Q07. A year later, orders stood at just 115. This is a picture that has been seen throughout the world, and across industries.

During the period we were underweight 'defensives' (Consumer Staples, Healthcare, Telecoms and Utilities). We have had some exposure to these sectors, i.e. France Telecom, Parmalat, and they have done well in relative terms, but broadly speaking we felt that these areas were overpriced, despite their defensive qualities. Healthcare was cheap, but there were long term concerns about growth given patent expirations and generic risk. Our apprehensions were proven to be wrong, as these areas have held up very well in awful market conditions. We still believe these areas do not offer attractive valuations, and if anything are less attractive now that they have performed well relative to the rest of the market.

Similarly, we underestimated the sharp decline in commodity prices and our exposure to natural resources-related names was impacted as a result. The sector took a beating in the third quarter, and we decided that it was not wise to sell at extremely depressed levels and crystallize losses. This was not the correct decision in the short-term, as these stocks continued to suffer, but at the end the fourth quarter had shown some reversal in this trend, as many

(1) The Purchasing Managers Index is a measure of the economic health of the Manufacturing sector.


EUROPEAN FOCUS FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
CENTAMIN EGYPT, LTD.                                                   6.5%
NDS GROUP PLC, ADR                                                     5.2
TULLOW OIL PLC                                                         4.2
FRESNILLO PLC                                                          3.4
CAIRN ENERGY PLC                                                       3.2
EUROPEAN GOLDFIELDS, LTD.                                              3.1
TEMENOS GROUP AG                                                       3.1
OAO GAZPROM, ADR                                                       2.9
JURIDICA INVESTMENTS, LTD.                                             2.7
AERO INVENTORY PLC                                                     2.7

HENDERSON GLOBAL FUNDS                                                COMMENTARY

EUROPEAN FOCUS FUND

investors' focus had begun to return to company fundamentals and the 'throw out the baby with the bathwater' mentality had started to subside. As a result of this trend, the Fund's performance in both absolute and relative terms picked up considerably in the second half of December and into the new year.

This pick up in relative performance is very gratifying, not least because it is a result of a rebound in a number of stocks that underperformed last year. These are areas where we could have capitulated last year, but chose not to as we felt valuations had undershot on the downside and did not want to lock-in losses at such levels.

Several of the Fund's holdings in the precious metals space have performed well of late as rising gold prices and falling costs had a positive impact on margins. The Fund's largest holding, Centamin, was particularly strong. Centamin controls the largest goldfield not controlled by one of the major mining corporations. It is on track to begin production later this year, which we believe will cause more conservative investors to reappraise the stock. Oil explorer Tullow Oil has also performed well thanks to positive news regarding its sites in West Africa. This is a company with a prolific exploration portfolio and an impressive exploration track record which in our opinion is not fully priced into the share price. The company has a recently strengthened balance sheet and a heavy exploration newsflow period ahead - a significant catalyst for further re-rating in our opinion.

NDS (digital pay TV provider) and Tanganyka Mining (oil exploration) also performed well during the period. These are very different companies, but the catalyst for the share price appreciation was similar. Both were bid for and the strong performance was a result of a narrowing in the discount to cash terms as confidence grew that the acquisitions would go through.

The biggest negative during the period was Russia's Gazprom. The shares suffered from the falling oil price, rising financing costs and geopolitical tensions in the region. We continue to believe that the long term investment case is very much intact. The company has large reserves and we believe trades at a significant discount to its peers.

We have not made too many changes to the overall shape of the portfolio. We have taken some profits in some of the areas that have done relatively well, such as media holdings, Vivendi and Wolters Kluwer.

We initiated a position in Anheuser-Busch InBev, the beer brewer. The company had a discounted rights issue as part of the financing of its merger with InBev. The discount reflected the market's discomfort with the level of debt at the new entity. We felt that this was fully priced into the shares and believed that this was a good opportunity to buy into a well-run company with an excellent track record of growing volumes and profits and keeping tight control on costs. The stock performed very well since purchase and we took profits late in the period.

We also purchased Sampo, the Finnish insurer. A large stake was sold at a discount by a distressed Icelandic investment company following problems in the country and we were able to take advantage. We think these deals might set the tone for the near-term future, that is to say capital raisings and placements at distressed levels that have the potential to be solid investments on a longer term view. We also initiated a position in Swiss watchmaker Swatch, as we feel that the difficult outlook for watch sales has been more than discounted in its valuation. Swatch has one of the strongest track records in the industry during downturns and has been a major beneficiary of the increasing relevance of the emerging middle class in China and other developing nations.

Economic growth has stalled dramatically in recent months and we are now seeing a rapid slew of downgrades in forecasts for company profits in 2009. We expect to see increased fundraising activity as companies seek to improve their financing structure as many are still carrying too much debt to weather a significant downturn. After several years when corporations have been withdrawing equity from the markets through buybacks and leveraged buy-outs, the opposite is likely to be true this year. We continue to believe that as the unparalleled policy response from both policymakers globally begins to take effect, confidence will return, highlighting the attractive valuation levels that many equities have fallen to.

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United Kingdom                                                             46.4%
Australia                                                                   7.2
Netherlands                                                                 5.7
Switzerland                                                                 5.4
France                                                                      4.5
Canada                                                                      3.5
Other                                                                      27.3

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Materials                                                                  26.2%
Energy                                                                     20.4
Financials                                                                 17.2
Consumer Discretionary                                                     12.4
Industrials                                                                10.8
Information Technology                                                      9.2
Other                                                                       3.8

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              European Focus Fund   European Focus Fund
              Class A w/out sales     Class A w/sales     MSCI Europe Index
                charge - $21,702      charge - $20,454        - $11,110
  8/31/01           $ 10,000             $  9,425             $ 10,000
                       9,910                9,340                9,002
                      10,960               10,330                9,288
                      12,120               11,423                9,661
                      12,250               11,546                9,908
                      12,110               11,414                9,391
                      12,450               11,734                9,390
                      12,980               12,234                9,902
  1/31/02             13,080               12,328                9,834
                      13,280               12,516                9,816
                      12,850               12,111                9,480
                      11,610               10,942                8,426
                      11,890               11,206                8,426
                      10,610               10,000                7,318
                      11,580               10,914                8,026
                      12,520               11,800                8,420
                      12,524               11,804                8,115
  1/31/03             12,353               11,643                7,732
                      11,891               11,207                7,480
                      11,700               11,027                7,373
                      13,469               12,694                8,379
                      14,665               13,822                8,932
                      15,007               14,144                9,024
                      15,549               14,655                9,209
                      16,142               15,214                9,193
                      16,786               15,820                9,380
                      17,821               16,796               10,009
                      18,650               17,577               10,435
                      20,277               19,111               11,292
  1/31/04             21,819               20,565               11,425
                      23,267               21,929               11,761
                      22,696               21,391               11,398
                      22,686               21,381               11,318
                      22,485               21,192               11,517
                      23,299               21,959               11,676
                      22,062               20,794               11,357
                      21,904               20,644               11,365
                      23,193               21,859               11,821
                      24,165               22,776               12,248
                      26,072               24,573               13,150
                      27,901               26,296               13,707
  1/31/05             28,252               26,628               13,454
                      29,858               28,141               14,129
                      29,284               27,600               13,778
                      28,006               26,396               13,450
                      26,822               25,280               13,517
                      27,936               26,329               13,709
                      29,659               27,954               14,210
                      30,714               28,948               14,424
                      30,726               28,959               14,775
                      29,483               27,788               14,311
                      30,420               28,671               14,556
                      31,858               30,026               15,068
  1/31/2006           34,457               32,476               16,054
                      35,195               33,171               16,069
                      36,532               34,431               16,701
                      39,444               37,176               17,572
                      37,282               35,138               17,118
                      36,744               34,631               17,182
                      36,694               34,584               17,446
                      37,857               35,680               18,001
                      38,144               35,951               18,156
                      40,344               38,024               18,936
                      42,593               40,144               19,615
                      44,821               42,244               20,245
  1/31/07             45,538               42,920               20,367
                      45,808               43,175               20,295
                      47,743               44,997               21,039
                      49,812               46,948               22,425
                      50,718               47,802               22,861
                      50,907               47,980               22,864
                      50,096               47,215               22,381
                      48,784               45,979               22,137
                      51,597               48,630               23,258
                      54,356               51,231               24,346
                      50,542               47,636               23,572
                      50,513               47,609               23,159
  1/31/08             46,864               44,169               20,746
                      48,460               45,674               21,083
                      47,533               44,800               21,179
                      49,069               46,247               22,175
                      51,654               48,684               22,330
                      47,214               44,499               20,392
                      43,443               40,945               19,808
                      40,994               38,637               19,031
                      32,069               30,225               16,164
                      23,842               22,472               12,731
                      21,698               20,451               11,864
                      22,124               20,852               12,488
  1/31/09             21,702               20,454               11,110

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                         SINCE
                                NASDAQ              SIX      ONE     THREE     FIVE    INCEPTION
AT NAV                          SYMBOL    CLASS    MONTHS    YEAR    YEARS*   YEARS*   (8/31/01)*
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund   HFEAX    Class A   -50.04%  -53.69%  -14.28%   -0.11%     11.01%
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund   HFEBX    Class B   -50.25   -54.05   -14.94    -0.85      10.19
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund   HFECX    Class C   -50.25   -54.05   -14.94    -0.84      10.19
-------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund            Class A   -52.91%  -56.35%  -15.96%   -1.28%     10.12%
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund            Class B   -55.25   -58.05   -16.34    -1.06      10.19
-------------------------------------------------------------------------------------------------
Henderson European Focus Fund            Class C   -51.25   -54.05   -14.94    -0.84      10.19
-------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------
MSCI Europe Index                                  -43.91%  -46.45%  -11.55%   -0.56%      1.43%
-------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.46%, 2.21%, and 2.21% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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

HENDERSON GLOBAL FUNDS                                               COMMENTARY

GLOBAL EQUITY INCOME FUND

Global equity markets fell sharply over the period. Volatility increased significantly as banking liquidations and fund redemptions forced some entities to sell regardless of price and valuation, and the sell-offs extended across almost all asset classes. The sharp reduction of consumer credit and trade finance has resulted in a rapid slow down of economic activity across many sectors and economies worldwide. While governments around the world continued to announce additional measures to combat slowing economic growth, there remained considerable investor uncertainty about the timing and magnitude of their effect, which has resulted in continued volatility in equity markets.

Against this background, the Fund has continued to follow its strategy of focusing on dividend paying companies that we believe have strong balance sheet positions and that are well managed. The Fund returned -27.68% (Class A shares at NAV) during the period versus the benchmark, the MSCI World Index, which posted a return of -37.82%. During the period the Fund remained underweight commodities and banking, and overweight areas that we believed have more defensive earnings streams and cash flows that may support ongoing dividend payments. The Fund's focus on cash generative companies with strong balance sheets and defensive revenues was beneficial for performance relative to the market. The strongest performers included the Fund's holdings in consumer staples companies, such as food manufacturer Conagra, and tobacco companies British American Tobacco and Imperial Tobacco. Other strong performers included holdings in non-life operations insurers Munich Re and Hiscox, which face an improving outlook as excess capital is taken out of the market by some participants and insurance premium pricing hardens in response.

The Fund's Asian holdings were amongst the most significant negative contributors; China Steel sold off on concerns that global steel demand would fall, despite strong results in which it announced price rises, and industrial conglomerate Keppel and shipping container terminal operator Cosco Pacific fell on macroeconomic concerns.

The Fund's geographic exposure varied throughout the period and was dependent on yield opportunities in different markets at different times of the year. At the beginning of the period, the Fund reduced its exposure to European companies that had paid their semi-annual dividends and increased holdings in US companies, whose income enabled the Fund to pay investors dividends in a quiet period for income in the rest of the world. The Fund also further reduced its exposure to the Banking sector on dividend cut announcements.

Equity markets have been and are likely to remain volatile, swinging between extreme pessimism on company profit warnings and optimism on the next government or central bank measure to promote lending and economic growth. The market has spent the year attempting to price in deteriorating economic conditions. Exacerbated by a continuing lack of liquidity in the financial system, these conditions have not been seen in most analysts' and CEOs' careers, which has made it hard to forecast what the effect on company earnings might be. In this environment the attitude has often seemed to be, "if in doubt, sell", which has given us the opportunity to add positions in what we deem high-quality companies on low valuations. While 2009 may likely see continued volatility in equity markets, we see this as an opportunity to refresh the portfolio and seek to continue to generate income for investors.

GLOBAL EQUITY INCOME FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
ATMOS ENERGY CORP.                                                     3.1%
VODAFONE GROUP PLC                                                     2.9
BRITISH AMERICAN TOBACCO PLC                                           2.8
SCOTTISH & SOUTHERN ENERGY PLC                                         2.8
PROGRESS ENERGY, INC.                                                  2.7
FRANCE TELECOM S.A.                                                    2.5
COMPASS GROUP PLC                                                      2.5
BRISTOL-MYERS SQUIBB CO.                                               2.4
BP PLC                                                                 2.4
TOTAL S.A.                                                             2.4

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

GLOBAL EQUITY INCOME FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United Kingdom                                                             31.6%
United States                                                              24.8
France                                                                     11.2
Taiwan                                                                      5.2
Italy                                                                       4.7
Germany                                                                     4.7
Other                                                                      17.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Telecommunication Service                                                  17.9%
Utilities                                                                  14.2
Financials                                                                 10.9
Consumer Staples                                                           10.9
Energy                                                                     10.7
Industrials                                                                 9.4
Other                                                                      26.0

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              Global Equity Income   Global Equity Income
              Fund Class A w/out     Fund Class A w/sales     MSCI World
             sales charge - $7,206     charge - $6,791      Index - $6,090
11/30/06           $ 10,000                 $  9,425           $ 10,000
                     10,230                    9,642             10,206
 1/31/07             10,300                    9,708             10,328
                     10,250                    9,661             10,279
                     10,600                    9,991             10,472
                     11,120                   10,481             10,939
                     11,393                   10,738             11,257
                     11,313                   10,663             11,174
 7/31/07             11,068                   10,432             10,929
                     11,332                   10,680             10,925
                     11,801                   11,123             11,449
                     12,208                   11,506             11,802
                     11,806                   11,127             11,325
                     11,634                   10,965             11,182
 1/31/08             10,877                   10,252             10,330
                     10,692                   10,077             10,276
                     10,588                    9,979             10,182
                     10,823                   10,201             10,726
                     10,943                   10,314             10,902
                     10,079                    9,499             10,037
 7/31/08              9,963                    9,390              9,794
                      9,886                    9,318              9,661
                      8,835                    8,327              8,516
                      7,527                    7,094              6,904
                      7,438                    7,010              6,462
                      7,771                    7,324              6,672
 1/31/09              7,206                    6,791              6,090

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                    SINCE
                                            NASDAQ              SIX      ONE      INCEPTION
AT NAV                                      SYMBOL    CLASS    MONTHS    YEAR    (11/30/06)*
--------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund         HFQAX    Class A   -27.67%  -33.75%     -14.01%
--------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund         HFQCX    Class C   -27.93   -34.25      -14.65
--------------------------------------------------------------------------------------------
WITH SALES CHARGE
--------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                  Class A   -31.83%  -37.58%     -16.32%
--------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                  Class C   -28.93   -34.25      -14.65
--------------------------------------------------------------------------------------------
INDEX
--------------------------------------------------------------------------------------------
MSCI World Index                                               -37.82%  -41.05%     -20.46%
--------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 1.44% and 2.19%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.40% and 2.15% for Class A and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

GLOBAL OPPORTUNITIES FUND

Volatility remained high during the reporting period, as many investors' attentions turned from the financial crisis to its impact on the real economy. October and November saw sharp declines in equity markets as economic data showed rising unemployment and collapsing consumer and business confidence. With credit markets effectively closed and the macroeconomic environment deteriorating rapidly, policymakers globally recognized that the time for concern about moral hazard had passed. They increased efforts to stimulate their economies with fiscal and monetary policy. Together with huge fiscal stimulus packages announced by the Chinese and US governments, this helped equity markets to rally into the year end.

The year end rally lost steam early in January, driven by deteriorating economic data and weaker corporate earnings. After an initial lacklustre reaction, stock markets soon responded positively to Barack Obama's inauguration as US President as speculation mounted that his administration would intensify the focus on fiscal stimulus plans. There was further weakness in the Banking sector, as a second round of government bailouts led to fears of outright nationalisation and further dilution for shareholders. The US government agreed to invest $20 billion of fresh capital in Bank of America in exchange for preferred stock; while in the UK, the government announced a series of initiatives aimed at increasing the flow of credit to consumers and companies.

During the period we made the decision to simplify the structure of the Fund. It now has a singlesleeve approach. Manraj Sekhon, who previously ran the Global sleeve of the Fund, is now the lead fund manager.

Over the reporting period, the Fund returned -37.03% (Class A shares at NAV), but finished marginally ahead of the MSCI World Index which was down -37.82. A number of our defensive growth names held up relatively well, particularly Fresenius (Healthcare), Nestle (Consumer Staples) and Syngenta (Agricultural Chemicals), thanks to their relatively stable revenues. In the Consumer Staples sector, Anheuser-Busch InBev performed strongly thanks to easing concerns over the newlymerged company's debt burden and rising expectations of cost-cutting potential. Wilmar International, the world's largest palm oil supplier, also rallied on speculation that China's demand for palm oil will rise.

Our holdings in the Materials sector disappointed as macroeconomic concerns continued to weigh on commodity prices. Lonmin and Afren were both down as a result. The Fund's holdings in Energy-related names were impacted by the collapse in the oil price. El Paso in the US was impacted as well as Keppel Corp in Singapore and Seadrill in Europe.

Chinese life insurer China Life performed well. We initiated a position in the stock due to its strong market position in under-penetrated rural areas of China and attractive valuation. The company announced strong policy sales growth in December and a shift towards longer term policies and the stock performed strongly as a result.

Our underweight position in the Banking sector was a positive during the period as the sector came under further pressure, although our holding in Northern Trust bucked the trend by rallying on impressive earnings. We have recently been making selective investments in the Financials sector in companies that we believe will be the long-term survivors of the current turmoil. New positions include DBS, Singapore's largest bank, and Credit Suisse, which is benefiting from the difficulties at rival UBS.

In the current environment, we believe it is important to remain faithful to our investment philosophy and process. We remain focused on company fundamentals and seek to invest in companies that we believe have potential to exhibit


GLOBAL OPPORTUNITIES FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
ROCHE HOLDING AG                                                       2.9%
NESTLE S.A.                                                            2.9
VODAFONE GROUP PLC                                                     2.6
NINTENDO CO., LTD.                                                     2.5
FRESENIUS SE                                                           2.5
SYNGENTA AG                                                            2.1
WILMAR INTERNATIONAL, LTD.                                             2.0
SERCO GROUP PLC                                                        1.9
PEPSICO, INC.                                                          1.8
REPUBLIC SERVICES, INC.                                                1.8

HENDERSON GLOBAL FUNDS                                               COMMENTARY

GLOBAL OPPORTUNITIES FUND

above-average growth over the long-term, and whose valuations are attractive.

We are particularly attracted to companies that offer strong defensive growth characteristics, which we believe should continue to grow despite the difficult macroeconomic backdrop. During the period, a new position was initiated in AT&T and America Movil, the telecom operators, as we believe their services are more defensive in a downturn than valuations currently imply. We also added Red Electrica, the Spanish utility company, and Secom, the Japanese electronic security system company, both of which we believe should prove resilient to the economic slowdown.

We have been increasing our exposure to China, and particularly to companies which we believe are well positioned to benefit from the Chinese government's recently announced fiscal stimulus package. Examples include China Communications Construction and China Railway Construction. We believe that the Chinese economy is betterpositioned than most to weather the current crisis, not least because of the government's extensive foreign currency reserves. We also initiated a position in Hong Kong based Hang Lung Properties. Hang Lung could benefit from the long-term outlook for commercial property in China and its valuation may already reflect short-term industry concerns.

We increased our stake in Anheuser-Busch Inbev, the recently merged brewer. The merger has created a dominant global beer company with a diversified and balanced footprint. We believe the revenue and cost synergies that could be extracted by a very efficient management team should generate substantial shareholder value. We believe the stock was sold off excessively due to fears created by the rights issue needed to part finance the acquisition, and we took advantage of the opportunity presented.

True to our strict sell discipline, we have cut positions where we believe our investment thesis has been compromised. For example, we cut our position in Greek bank Marfin Popolar, when we became concerned about growth in the region and the impact of depreciating currencies. We also sold our position in Lonza, the Swiss manufacturer of active ingredients for the pharmaceutical industry. The shares were approaching our fair value target and we felt that the company's upcoming earnings announcements had some scope for disappointment.

Economic growth has stalled dramatically in recent months and we are now seeing a rapid slew of downgrades in forecasts for company profits in 2009. We expect to see increased fundraising activity as companies seek to improve their financing structure as many are still carrying too much debt to weather a significant downturn. We continue to believe that as the unparalleled policy response from both policymakers globally begins to take effect, confidence may return, highlighting the attractive valuation levels that many equities have fallen to.

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

GLOBAL OPPORTUNITIES FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              46.4%
Switzerland                                                                10.7
United Kingdom                                                              8.2
Japan                                                                       7.6
Germany                                                                     6.1
Singapore                                                                   5.2
Other                                                                      15.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 17.6%
Health Care                                                                16.8
Consumer Staples                                                           15.7
Information Technology                                                     11.3
Industrials                                                                11.2
Energy                                                                      7.8
Other                                                                      19.6

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

             Global Opportunities    Global Opportunities
              Fund Class A w/out     Fund Class A w/sales     MSCI World
             sales charge - $6,347     charge - $5,982      Index - $6,090
11/30/06           $ 10,000                 $  9,425           $ 10,000
                     10,300                    9,708             10,206
 1/31/07             10,430                    9,830             10,328
                     10,530                    9,925             10,279
                     10,720                   10,104             10,472
                     11,120                   10,481             10,939
                     11,700                   11,027             11,257
                     11,550                   10,886             11,174
 7/31/07             11,410                   10,754             10,929
                     11,320                   10,669             10,925
                     11,840                   11,159             11,449
                     12,490                   11,772             11,802
                     12,040                   11,348             11,325
                     11,923                   11,237             11,182
 1/31/08             10,915                   10,288             10,330
                     10,885                   10,259             10,276
                     10,613                   10,003             10,182
                     11,238                   10,592             10,726
                     11,480                   10,820             10,902
                     10,482                    9,879             10,037
 7/31/08             10,079                    9,499              9,794
                      9,827                    9,262              9,661
                      8,365                    7,884              8,516
                      6,763                    6,374              6,904
                      6,521                    6,146              6,462
                      6,854                    6,459              6,672
 1/31/09              6,347                    5,982              6,090

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                      SINCE
                                               NASDAQ              SIX      ONE     INCEPTION
AT NAV                                         SYMBOL    CLASS    MONTHS    YEAR   (11/30/06)*
-----------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund            HFPAX    Class A   -37.03%  -41.86%    -18.89%
-----------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund            HFPCX    Class C   -37.42   -42.45     -18.98
-----------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                     Class A   -40.65%  -45.20%    -21.07%
-----------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                     Class C   -38.42   -42.45     -18.98
-----------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------
MSCI World Index                                                  -37.82%  -41.05%    -20.46%
-----------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 3.13% and 4.02%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.96% and 2.71% for Class A and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       This page intentionally left blank.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

GLOBAL TECHNOLOGY FUND

Global Equities performed very badly over the period, with dramatic falls in October and November, as the financial crisis finally bit hard on the real world economy. With credit markets effectively shut, even companies with strong businesses and balance sheets suddenly found it difficult to raise short term financing. Global trade, so dependant on letters of credit, also collapsed. This led to some severe profits warnings in the Technology sector, especially from areas with highly cyclical revenues such as the Components and Semiconductors sectors. December saw a rebound as many investors hoped that the synchronized efforts across the globe would reignite the global economy.

The 2008 year end rally lost steam early in January, driven by deteriorating economic data and weaker corporate earnings. After an initial lackluster reaction, stock markets soon responded positively to Barack Obama's inauguration as US President as speculation mounted that his administration would intensify the focus on fiscal stimulus plans.

The Information Technology (IT) sector performed inline with the broader market. Within the sector, the more defensive areas of Software and IT Services outperformed more cyclical areas such as Semiconductors and Communications Equipment as some investors focussed on companies with strong balance sheets and the potential to preserve margins in spite of the macroeconomic turmoil.

The Fund returned -33.07% (Class A shares at NAV) over the period, but finished ahead of the MSCI AC World IT Index which returned -37.91%. The Fund benefited on a relative basis from our rotation away from companies with net debt on their balance sheets. The top-performing sector was Software, where companies are generally well-capitalised and have recurring revenues from software maintenance. McAfee and Oracle both performed well relative to the collapsing market.

The Fund's largest holding, IBM, reported strong numbers during the period as weakness in its more cyclical hardware businesses was tempered by strong performance in software and services. Other strong performers were mostly driven by robust product cycles and market dominance, with Autonomy, Apple, Vistaprint and Starent being particularly notable.

Our Semiconductor stock holdings had a negative effect on performance with ON Semiconductor and Marvell Technology performing particularly poorly as personal computer demand began to weaken. Another area of weakness was alternative energy, where First Solar and Vestas Wind Systems declined sharply on fears that capital projects would be curtailed because of their dependency on debt-financing.

Our holdings in the internet space also performed strongly, particularly Shanda Interactive, the Chinese online gaming company, and Tencent, the online messaging service. The shares were up sharply after the company posted very strong results in early December. However, late in the period, the space saw some selling as many investors became concerned that it would not be immune to the global macroeconomic environment. Anecdotal evidence of reduced footfall in Chinese internet cafes supported this view and we reduced our exposure as a result.

Our focus remains on companies that we believe have strong balance sheets and defensive revenue streams. To that end, we initiated a new position in Computer Associates, a systems management software company. The company's revenues derive primarily from subscriptions and are therefore somewhat insulated from the macroeconomic environment. We increased positions in more defensive companies such as IBM and purchased Cap Gemini, a European IT services firm with a high level of recurring revenues. Over the course of November and December we gradually reduced our cash positions as valuations became increasingly attractive.

While we remain positive on wireless data growth over the long term, we have further reduced our exposure due to near term concerns on emerging market demand, causing us to take some profits in Tekelec and sell out of Powerwave and CommScope. We increased positions in Starent due to its almost entirely developed market exposure and its pristine balance sheet and continued new business wins despite the grim economic environment.

We have increased our exposure to the entertainment software theme by adding a position in Ubisoft to existing positions in Nintendo and Activision Blizzard. Historically this is an area that has held up well in a difficult macroeconomic environment. Finally we increased our exposure to Apple, given the considerable weakness in the stock recently, and ahead of its earnings release, which proved better than anticipated.

Sales in the internet space included Shanda Interactive and Sohu.com. Having increased the Fund's Semiconductor weightings in December, we reversed this in January and reduced weightings sharply as the deterioration in the health of inventory levels became apparent. We completely removed holdings in Applied Materials, Intel and Texas Instruments.

Late in the period, we initiated a position in Amazon, the online retailer following impressive quarterly results. The company has managed to grow its top and bottom lines despite the difficult retail environment and we believe the long term secular shift to online retailing will outweigh any short to medium term cyclical concerns.

The near-term rally that we had hoped for did occur, but sadly fizzled out under the weight of bad news. We believe avoiding the names dependant on a positive outcome to survive positioned the Fund well and we continue to own those names with strong market positions, clean balance sheets and compelling product offerings that we believe will dominate their markets once we exit this economic downturn. However, our core belief remains that the economic malaise will be much deeper and more prolonged than consensus currently expects.


GLOBAL TECHNOLOGY FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
INTERNATIONAL BUSINESS MACHINES CORP.                                  5.3%
HEWLETT-PACKARD CO.                                                    4.8
VISTAPRINT, LTD.                                                       3.9
GOOGLE, INC., CLASS A                                                  3.5
STARENT NETWORKS CORP.                                                 3.4
AUTONOMY CORP., PLC                                                    3.3
APPLE, INC.                                                            3.3
CAP GEMINI S.A.                                                        3.3
ORACLE CORP.                                                           3.1
SAP AG                                                                 3.0

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              67.6%
United Kingdom                                                              7.2
France                                                                      6.0
China                                                                       3.5
Germany                                                                     3.3
Taiwan                                                                      3.1
Other                                                                       9.3

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Software                                                                   26.8%
Internet Software & Service                                                17.6
Computers & Peripherals                                                    16.6
Communications Equipment                                                   15.3
IT Services                                                                 8.5
Semiconduct & Semi Equipment                                                6.4
Other                                                                       8.8

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

           Global Technology Fund  Global Technology Fund
             Class A w/out sales       Class A w/sales     MSCI AC World IT     S&P 500
               charge - $10,206        charge - $9,619      Index - $7,550   Index - $8,362
8/31/01          $  10,000               $   9,425             $ 10,000         $ 10,000
                     7,850                   7,399                8,223            9,193
                     8,980                   8,464                9,556            9,368
                    10,690                  10,075               11,152           10,086
                    11,040                  10,405               11,046           10,175
1/31/02             10,910                  10,283               10,967           10,026
                     9,660                   9,105                9,830            9,833
                    10,480                   9,877               10,464           10,203
                     9,480                   8,935                9,294            9,584
                     8,940                   8,426                8,908            9,514
                     8,140                   7,672                7,877            8,836
                     7,360                   6,937                7,129            8,147
                     6,930                   6,532                7,042            8,201
                     5,920                   5,580                5,825            7,309
                     6,900                   6,503                6,951            7,953
                     7,890                   7,436                8,058            8,421
                     6,918                   6,520                6,895            7,926
1/31/03              6,989                   6,587                6,802            7,718
                     6,969                   6,568                6,863            7,603
                     6,878                   6,482                6,741            7,676
                     7,464                   7,035                7,381            8,309
                     8,395                   7,912                8,021            8,747
                     8,810                   8,303                8,100            8,858
                     9,669                   9,113                8,627            9,014
                    10,266                   9,676                9,200            9,190
                    10,104                   9,523                9,135            9,093
                    10,873                  10,248                9,949            9,607
                    11,055                  10,419               10,003            9,691
                    11,237                  10,591               10,223           10,200
1/31/04             11,894                  11,211               10,799           10,387
                    12,077                  11,382               10,572           10,531
                    11,925                  11,239               10,413           10,372
                    11,278                  10,629                9,795           10,210
                    11,632                  10,963               10,055           10,350
                    12,036                  11,344               10,312           10,551
                    10,661                  10,048                9,400           10,202
                    10,135                   9,552                9,044           10,243
                    10,782                  10,162                9,284           10,354
                    11,540                  10,877                9,720           10,512
                    12,376                  11,665               10,217           10,937
                    12,792                  12,057               10,535           11,310
1/31/05             12,099                  11,403               10,039           11,034
                    12,110                  11,413               10,185           11,266
                    11,811                  11,132                9,893           11,067
                    11,277                  10,629                9,512           10,857
                    12,216                  11,514               10,161           11,202
                    11,822                  11,142               10,055           11,218
                    12,462                  11,745               10,515           11,635
                    12,590                  11,866               10,486           11,529
                    12,867                  12,127               10,685           11,622
                    12,579                  11,856               10,404           11,429
                    13,470                  12,695               11,189           11,861
                    13,784                  12,991               11,278           11,865
1/31/06             14,779                  13,929               11,752           12,179
                    14,714                  13,868               11,518           12,212
                    15,374                  14,490               11,803           12,364
                    15,666                  14,765               11,858           12,530
                    14,390                  13,562               11,021           12,170
                    14,011                  13,205               10,853           12,186
                    13,189                  12,430               10,484           12,261
                    13,600                  12,818               11,228           12,553
                    14,033                  13,226               11,597           12,877
                    14,465                  13,634               11,952           13,296
                    15,179                  14,307               12,402           13,549
                    15,212                  14,337               12,391           13,739
1/31/07             15,493                  14,602               12,461           13,947
                    15,450                  14,561               12,213           13,674
                    15,677                  14,776               12,282           13,827
                    16,326                  15,387               12,867           14,439
                    17,386                  16,387               13,275           14,943
                    17,798                  16,774               13,548           14,695
                    17,776                  16,754               13,566           14,239
                    18,122                  17,080               13,822           14,453
                    19,107                  18,008               14,400           14,993
                    20,124                  18,967               15,149           15,232
                    18,901                  17,814               14,078           14,595
                    18,699                  17,623               14,112           14,494
1/31/08             16,446                  15,501               12,456           13,625
                    15,677                  14,776               12,292           13,182
                    15,370                  14,486               12,213           13,125
                    16,293                  15,356               13,101           13,764
                    17,314                  16,319               13,722           13,943
                    15,600                  14,703               12,399           12,767
                    15,249                  14,372               12,160           12,660
                    15,743                  14,838               12,226           12,843
                    13,524                  12,746               10,423           11,699
                    11,107                  10,468                8,487            9,734
                    10,151                   9,568                7,601            9,035
                    10,602                   9,992                7,839            9,132
1/31/09             10,206                   9,619                7,550            8,362

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                                        SINCE
                                               NASDAQ              SIX       ONE    THREE     FIVE    INCEPTION
AT NAV                                         SYMBOL    CLASS    MONTHS    YEAR    YEARS*   YEARS*   (8/31/01)*
----------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGAX    Class A   -33.07%  -37.94%  -11.61%   -3.02%     0.28%
---------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGBX    Class B   -33.36   -38.43   -12.30    -3.75     -0.42
---------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGCX    Class C   -33.36   -38.40   -12.27    -3.74     -0.44
---------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class A   -36.93%  -41.50%  -13.33%   -4.16%    -0.52%
---------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class B   -38.36   -42.43   -13.62    -3.99     -0.42
---------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class C   -34.36   -38.40   -12.27    -3.74     -0.44
---------------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                            -37.91%  -39.39%  -13.71%   -6.91%    -3.72%
---------------------------------------------------------------------------------------------------------------
S&P 500                                                           -33.95   -38.63   -11.78    -4.24     -2.38
---------------------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.58%, 2.33%, and 2.33% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

INDUSTRIES OF THE FUTURE FUND

Global markets were extremely weak over the period as the ever widening impact of the credit crunch shocked investors. The collapse of Lehman Brothers marked the biggest bankruptcy in history. Multiple bailouts or takeovers of failing financial institutions have been necessary and confidence in the economy is shattered as a result.

Not only were there sharp falls in stock markets, but commodities and currencies also experienced extreme volatility with the oil price halving from $100 per barrel to less than $50 per barrel, and the British pound falling by some 25% against the US dollar. The near paralysis of the credit markets has a knock-on effect not just on consumer spending, but also on corporate investment. It's our view that we need to see the reopening of credit markets later this year in order to see some light at the end of this economic tunnel.

INDUSTRIES OF THE FUTURE FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
QUANTA SERVICES, INC.                                                   2.5%
DANAHER CORP.                                                           2.4
SHIMANO, INC.                                                           2.3
QUEST DIAGNOSTICS, INC.                                                 2.3
QIAGEN N.V.                                                             2.1
EMERSON ELECTRIC CO.                                                    2.1
MILLIPORE CORP.                                                         2.1
APOLLO GROUP, INC., CLASS A                                             2.0
THERMO FISHER SCIENTIFIC, INC.                                          1.9
ITRON, INC.                                                             1.9

The Fund returned -37.50% (Class A shares at NAV) for the since inception (8/29/08) period versus the benchmark, the MSCI World Index, which posted a return of -36.97% during the same period. The Cleaner Energy theme performed particularly badly with a severe sell-off of smaller and more highly rated companies, compounded by concerns about how the availability of finance would impact the growth of investment in renewables. The Water Management theme was also weak as many investors took the view that many of these companies were not as defensive as they had thought. Against this we had a very strong contribution from the Knowledge theme as several companies reported strong enrollments. This theme may be seen as countercyclical as more people enter education in times of higher unemployment. We also had positive contributions from the Safety, Health, and Environmental Services themes, with many of these themes anticipating some benefit from government stimulus spending around the world.

We initiated holdings in Reed Elsevier (Knowledge), irrigation equipment manufacturer Lindsay Corp (Water), Meridian Bioscience (Health), Eurofins Scientific (Safety) and Ormat (Cleaner Energy): we were attracted to Reed's defensive growth characteristics and Lindsay's potential growth prospects in its market; we bought Meridian after meeting the management and being impressed with the quality of the products and the new products intended for launch in 2009; Eurofins Scientific was purchased following share-price weakness and Ormat's valuation did not seem to reflect its future growth potential.

We sold out of hospital operator Community Health (Health) on concerns over the impact of rising unemployment on bad debts. We also sold out of health club operator Life Time Fitness (Quality of Life) on concerns over the weaker consumer environment and disposed of Roth & Rau (Cleaner Energy) on worries over reduced investment in new capacity in the solar industry.

The Fund remained defensively positioned as we expect the macro-economic backdrop to remain difficult for some time. The Fund has defensive exposure in the Health, Knowledge and Safety themes, and has started to add to early cyclicals in the Efficiency theme where shares have been hit hard and may have seen the worst of the earnings downgrades. We are continually watching for opportunities afforded by the volatility in the market to buy into companies we deem quality or add to our positions and expect that there may be some attractive buying opportunities in the coming months. The credit crunch is affecting all areas of the economy, but we believe the political and regulatory support for our themes is now stronger than ever and may result in growth opportunities for companies we own.

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

INDUSTRIES OF THE FUTURE FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              49.8%
Japan                                                                      10.1
United Kingdom                                                              8.0
Germany                                                                     6.0
France                                                                      4.6
Netherlands                                                                 4.4
Other                                                                      17.1

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Industrials                                                                38.3%
Health Care                                                                30.4
Consumer Discretionary                                                     13.1
Information Technology                                                      7.0
Utilities                                                                   5.9
Materials                                                                   4.0
Other                                                                       1.3

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

             Industries of the Future  Industries of the Future
             Fund Class A w/out sales    Fund Class A w/sales      MSCI World
                 charge - $6,250           charge - $5,891       Index - $6,303
  8/31/08           $ 10,000                    $ 9,425             $ 10,000
  9/30/08              8,690                      8,190                8,815
 10/31/08              6,750                      6,362                7,146
 11/30/08              6,310                      5,947                6,688
 12/31/08              6,640                      6,258                6,906
  1/31/09              6,250                      5,891                6,303

TOTAL RETURNS AS OF JANUARY 31, 2009
                                                                        SINCE
                                                   NASDAQ             INCEPTION
AT NAV                                             SYMBOL    CLASS    (8/29/08)
-------------------------------------------------------------------------------
Henderson Industries of The Future Fund            HFNAX    Class A    -37.50%
-------------------------------------------------------------------------------
Henderson Industries of The Future Fund            HFNCX    Class C    -37.10
-------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------
Henderson Industries of The Future Fund                     Class A    -41.09%
-------------------------------------------------------------------------------
Henderson Industries of The Future Fund                     Class C    -38.10
-------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------
MSCI World Index                                                       -36.97%
-------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge and/or the deduction of the applicable contingent deferred sales charge (CDSC). Class A shares are subject to a maximum front end sales charge of 5.75%. Class C shares may be subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at NAV which does not include these sales charges would be lower if these charges were reflected. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 2.03% and 2.78%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.95% and 2.70%, for Class A and Class C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares..

HENDERSON GLOBAL FUNDS                                               COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

Financial markets were dreadful in the last quarter of 2008, as the housing and credit crises quickly escalated from concern to disaster. Most economies held up relatively well in the first three quarters supported largely by exports and interest rate cuts. After the failure of Lehman Brothers in September, inter-bank lending rates quickly soared and the credit markets froze. Consequently, economic activity and corporate profitability plunged. No sector, style, nor capitalization was spared in the equity markets, as all the major market indexes declined significantly for the full year.

Most of the G7(1) countries have now entered recession. Emerging market economies have also slowed, some sharply. Chinese Gross Domestic Product appears to have slowed to less than 8%. The global economy has now become reliant on government spending to help spur growth. Policymakers kept the stream of interest rate cuts, monetary operations, bailouts and fiscal package announcements steady.

Over the period, the International Opportunities Fund returned -36.41% (Class A shares at NAV) versus the benchmark, the MSCI EAFE Index, return of -40.66%. Positive performance was largely led by strong stock selection. Forced selling and capital raisings have been creating opportunities such as: Finnish insurer Sampo, and the Anheuser-Busch InBev placement. The currency hedge against both Sterling and the euro was also positive for performance.

The largest detractor to performance was found in the Fund's exposure to natural resources- related holdings as the entire sector was depressed with many quality names pushed lower indiscriminately.

Russian natural gas provider Gazprom is arguably one of the cheapest stocks in the world (trading at 50-70% discount to its peers) and the sector is trading at historic lows. The stock suffered from the falling oil price, rising financing costs and geopolitical tensions in the region. We continue to believe that the long term investment case is very much intact. The company has large reserves and trades at a significant discount to its peers.

There was little change made to the sub-portfolio allocation over the period. The Fund mildly reduced its allocation to the Europe-1 sub-portfolio and added to the Asia-Pacific allocation. We believe Asian markets have fallen sharply, been oversold and, China in particular, may have a better opportunity to kick start their economy through fiscal measures.

Towards the end of the period, the Fund closed all currency hedges(2). Sterling had been undermined due to investor concerns regarding the government's seemingly patchy approach to repairing the banking system and thus fell sharply. We believe that the US dollar will not remain strong on a secular basis. While this has been a very strong rally, we believe that trend will not continue forever. The dollar still has weak secular stories such as: a very high account deficit and a very high (and rising) fiscal deficit.

While 2008 will be remembered for the havoc and destruction within financial markets, 2009 is set to be another challenging year as the decline in economic activity takes hold. It is too early to begin to see the results of the huge amounts of government spending and planned stimulus. The results won't begin to appear, we believe, until end of the 2nd quarter at best, but this remains to be seen. Any recovery when it comes is unlikely to be swift.

Though the credit markets, in certain places, are beginning to reopen, it is a very difficult time for companies that are anything other than a top quality. Thus it is important that we remain focused on those sound balance sheets of companies that we believe will be around for years to come.

(1) G7: The Group of Seven, or the seven largest industrialized countries: US, Japan, Great Britain, France, Germany, Italy, and Canada. Each has a Finance Minister who attends G-7 meetings to discuss economic policy issues.

(2) Currency hedging: a hedge is an investment made to reduce the risk of adverse price movements in a security by taking an off-setting position in a related security or in this case, a related currency.


INTERNATIONAL OPPORTUNITIES FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
FRESENIUS AG                                                            3.2%
CAPITA GROUP PLC                                                        3.1
CRH PLC                                                                 3.1
CAIRN ENERGY PLC                                                        3.1
AKZO NOBEL N.V.                                                         2.9
INDUSTRIA DE DISENO TEXTIL S.A.                                         2.8
SUMITOMO MITSUI FINANCIAL GROUP, INC.                                   2.8
SODEXHO ALLIANCE S.A.                                                   2.6
KUEHNE & NAGEL INTERNATIONAL AG                                         2.6
CHINA MOBILE, LTD.                                                      2.6

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Japan                                                                      23.5%
France                                                                     15.4
United Kingdom                                                             12.6
Switzerland                                                                 7.8
China                                                                       5.9
Germany                                                                     5.7
Other                                                                      29.1

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 23.2%
Industrials                                                                17.8
Consumer Discretionary                                                     12.9
Information Technology                                                     11.1
Materials                                                                   9.8
Telecommunication Service                                                   7.1
Other                                                                      18.1

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

            Int'l Opportunities Fund  Int'l Opportunities Fund
               Class A w/out sales         Class A w/sales         MSCI EAFE
                charge - $17,222           charge - $16,233      Index - $11,298
 8/31/01          $ 10,000                     $  9,425            $ 10,000
                     9,080                        8,558               8,989
                     9,930                        9,359               9,219
                    11,430                       10,773               9,560
                    11,640                       10,971               9,617
                    11,610                       10,942               9,106
                    11,290                       10,641               9,171
                    11,840                       11,159               9,671
                    11,950                       11,263               9,741
                    11,940                       11,253               9,874
                    11,540                       10,876               9,484
                    10,510                        9,906               8,549
                    10,410                        9,811               8,531
                     9,280                        8,746               7,617
                    10,060                        9,482               8,027
                    10,710                       10,094               8,393
                    10,328                        9,735               8,111
 1/31/03            10,167                        9,583               7,773
                     9,553                        9,004               7,595
                     9,453                        8,909               7,452
                    10,500                        9,896               8,191
                    11,164                       10,522               8,695
                    11,647                       10,977               8,910
                    12,070                       11,376               9,127
                    12,906                       12,163               9,349
                    13,127                       12,372               9,639
                    13,973                       13,169              10,240
                    13,973                       13,169              10,469
                    14,890                       14,034              11,288
 1/31/04            15,501                       14,610              11,448
                    15,878                       14,965              11,714
                    16,378                       15,436              11,785
                    15,889                       14,975              11,528
                    15,613                       14,716              11,578
                    15,950                       15,033              11,837
                    15,226                       14,351              11,454
                    15,196                       14,322              11,507
                    15,552                       14,658              11,810
                    16,164                       15,234              12,213
                    17,126                       16,141              13,051
                    17,902                       16,872              13,624
 1/31/05            17,767                       16,746              13,375
                    18,492                       17,428              13,956
                    18,254                       17,204              13,611
                    17,705                       16,687              13,306
                    17,446                       16,443              13,326
                    17,622                       16,609              13,509
                    18,388                       17,331              13,924
                    19,164                       18,062              14,280
                    19,733                       18,599              14,918
                    19,288                       18,179              14,484
                    19,990                       18,842              14,842
                    20,852                       19,654              15,533
 1/31/06            22,273                       20,993              16,488
                    22,165                       20,892              16,455
                    23,005                       21,683              17,005
                    24,156                       22,769              17,830
                    23,252                       21,916              17,159
                    23,317                       21,977              17,165
                    23,166                       21,835              17,337
                    23,769                       22,403              17,818
                    23,898                       22,525              17,849
                    24,727                       23,306              18,545
                    25,890                       24,402              19,104
                    26,697                       25,163              19,705
 1/31/07            26,798                       25,259              19,840
                    27,091                       25,535              20,003
                    27,743                       26,150              20,522
                    28,812                       27,157              21,452
                    29,768                       28,058              21,857
                    30,309                       28,567              21,891
                    30,275                       28,535              21,571
                    29,971                       28,249              21,239
                    32,064                       30,222              22,379
                    33,605                       31,674              23,261
                    31,861                       30,031              22,502
                    31,604                       29,789              21,997
 1/31/08            28,407                       26,775              19,967
                    28,444                       26,810              20,260
                    28,371                       26,741              20,056
                    29,939                       28,219              21,170
                    30,784                       29,015              21,417
                    27,795                       26,198              19,670
                    27,084                       25,528              19,040
                    25,529                       24,062              18,273
                    22,221                       20,945              15,638
                    18,228                       17,181              12,483
                    17,762                       16,742              11,814
                    18,998                       17,907              12,526
 1/31/09            17,222                       16,233              11,298

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                                            SINCE
                                               NASDAQ                 SIX      ONE     THREE     FIVE     INCEPTION
AT NAV                                         SYMBOL    CLASS       MONTHS    YEAR    YEARS*   YEARS*   (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOAX    Class A      -36.41%  -39.37%   -8.22%    2.13%      7.60%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOBX    Class B      -36.66   -39.81    -8.90     1.38       6.82
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOCX    Class C      -36.67   -39.83    -8.89     1.36       6.82
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFORX    Class R**    -36.47   -39.48    -8.41     1.90       7.35
-------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class A      -40.07%  -42.85%  -10.01%    0.92%      6.75%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class B      -41.66   -43.81   -10.12     1.19       6.82
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class C      -37.67   -39.83    -8.89     1.36       6.82
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                      -40.66%  -43.42%  -11.84%   -0.26%     1.66%
-------------------------------------------------------------------------------------------------------------------

*     Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and R shares are 1.47%, 2.22%, 2.22%, and 1.72% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

JAPAN-ASIA FOCUS FUND

Over the period, volatility was incredible, with Japanese stocks regularly moving greater than 10% per day through a combination of panic and forced selling. Economic data was equally troubling: production fell by over 20% on a yearly comparison in December, thereby eclipsing the collapse during the first oil crisis in 1973; the rise in the yen has had a negative influence on export related companies; and forecasts for overall activity in upcoming months are poor.

In order to help combat the decline, the Japanese government announced plans for a stimulus package with a focus on housing and consumer sectors and the Bank of Japan lowered the overnight call rate (an interest rate banks charge to brokers to finance margin calls) from 30 basis points (0.30%) to an almost zero figure of 10 basis points (0.10%). We believe where Japan might gain a foothold in the year ahead is the relative attractiveness of its underleveraged economy and a favorable response to policy initiative. The caveat remains the strengthening currency which, if it persists, could serve as a drag on the economy.

For the period ended January 31, 2009, the Fund returned -25.68% (Class A shares at NAV) versus the benchmark, the MSCI Japan Index, which posted a return of -27.64%. On a sector basis the overweight positions in Consumer Discretionary and Telecom Service (both domestic facing sectors) were the largest positive contributors. The overweight in Financials was the largest detractor. At stock level, the largest positive contributors were NTT DoCoMo (Telecom Service), Bridgestone (Consumer Discretionary) and Nippon Paper (Materials); the latter two have since been sold on performance grounds. Financial and related stocks were among the largest detractors and the commitment to this area has been somewhat reduced.

Throughout the period, the Fund was weighted towards domestic sectors in Japan and away from export-related shares. This was beneficial to performance while the yen gained strength. Towards the end of the period, the Fund sold out of a number of smaller company holdings which were replaced by larger stocks. An increase in the Fund's Asian weighting also took place. Markets have corrected substantially thus providing the opportunity to raise the Asian weighting from 1% to 5% as an initial step.

Just as authorities in various parts of the world have learned that an orderly dismantling of an asset bubble is nearly impossible, dealing with the aftermath of an asset collapse is by necessity a protracted affair. While economic activity is subsiding at such a rapid rate it is unrealistic to expect a swift recovery, and a meaningful upturn in the global economy may be some way off. Japan is suffering from a dramatic drop in production which is being further compounded by strength in the yen. Conditions have deteriorated and the year ahead will possibly be the most severe which the corporate sector has had to face.

The portfolio will continue to focus on companies which we believe exhibit balance sheet strength and are leaders in their respective business areas. This covers both external and domestic sectors although the bias of the portfolio will most likely remain towards the latter while export markets remain weak.


JAPAN-ASIA FOCUS FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
NTT DOCOMO, INC.                                                       6.3%
LEOPALACE21 CORP.                                                      5.3
MITSUBISHI UFJ FINANCIAL GROUP, INC.                                   5.1
SUMITOMO MITSUI FINANCIAL GROUP, INC.                                  4.9
TDK CORP.                                                              4.6
HOKUHOKU FINANCIAL GROUP, INC.                                         3.9
YAMATO HOLDINGS CO., LTD.                                              3.7
DAIWA HOUSE INDUSTRY CO., LTD.                                         3.7
SECOM CO., LTD.                                                        3.6
WEST JAPAN RAILWAY CO.                                                 3.6

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

JAPAN-ASIA FOCUS FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Japan                                                                      95.4%
Hong Kong                                                                   3.1
Singapore                                                                   1.5

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 34.7%
Information Technology                                                     24.4
Consumer Discretionary                                                     14.3
Industrials                                                                10.9
Telecommunication Service                                                   8.1
Health Care                                                                 3.1
Other                                                                       4.5

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              Japan-Asia Focus Fund     Japan-Asia Focus Fund
               Class A w/out sales         Class A w/sales        MSCI Japan
                 charge - $6,004           charge - $5,659      Index - $6,411
  1/31/06           $ 10,000                  $ 9,425               $ 10,000
                       9,860                    9,293                  9,915
                      10,360                    9,764                 10,169
                      10,490                    9,887                 10,465
                       9,850                    9,284                  9,814
                       9,920                    9,350                  9,706
  7/31/06              9,650                    9,095                  9,652
                       9,830                    9,265                  9,797
                       9,750                    9,189                  9,640
                       9,870                    9,302                  9,807
                       9,860                    9,293                  9,877
                       9,860                    9,293                 10,123
  1/31/07              9,990                    9,416                 10,208
                      10,220                    9,632                 10,619
                      10,010                    9,434                 10,483
                       9,710                    9,152                 10,279
                       9,950                    9,378                 10,447
                      10,150                    9,566                 10,416
  7/31/07             10,130                    9,548                 10,399
                       9,730                    9,171                 10,094
                       9,730                    9,171                 10,330
                       9,770                    9,208                 10,291
                       9,440                    8,897                 10,103
                       9,090                    8,567                  9,703
  1/31/08              8,548                    8,056                  9,260
                       8,235                    7,762                  9,324
                       8,089                    7,624                  8,951
                       8,819                    8,312                  9,602
                       8,975                    8,459                  9,844
                       8,194                    7,722                  9,173
  7/31/08              8,079                    7,614                  8,860
                       7,453                    7,025                  8,508
                       7,016                    6,612                  7,559
                       5,911                    5,571                  6,441
                       5,942                    5,600                  6,361
                       6,713                    6,327                  6,878
  1/31/09              6,004                    5,659                  6,411

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                               SINCE
                                               NASDAQ              SIX       ONE    THREE   INCEPTION
AT NAV                                         SYMBOL    CLASS    MONTHS    YEAR    YEARS*   (1/31/06)*
-------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJAX    Class A   -25.68%  -29.76%  -15.64%   -15.62%
-------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJCX    Class C   -25.79   -30.11   -16.21    -16.20
-------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                         Class A   -29.93%  -33.79%  -17.28%   -17.27%
-------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                         Class C   -26.79   -30.11   -16.21    -16.20
-------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                  -27.65%  -30.77%  -13.77%   -13.77%
-------------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 1.75% and 2.50%, respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

US FOCUS FUND

US equities suffered a terrible six months as the financial crisis claimed a number of high profile victims and resulted in a wave of panic selling that peaked in October. While Lehman Brothers was allowed to fail, there were public bailouts for the mortgage giants, Fannie Mae and Freddie Mac, as well as the insurance behemoth, AIG. Meanwhile, Merrill Lynch, Wachovia and Washington Mutual were all forced into the arms of larger rivals. The response from the Federal Reserve was unprecedented, with interest rates cut to a record low of 0.00%-0.25%, coupled with a significant expansion of Federal Reserve's balance sheet in an effort to restore confidence in the financial system.

Economic news deteriorated throughout the period, with unemployment rising sharply, a steep drop in industrial activity, and confirmation of a recession. There was respite in terms of inflation as the oil price collapsed along with other commodities, but this resulted in the Materials and Energy sectors being the worst performers of the period. Defensive sectors, such as Healthcare and Consumer Staples, performed better although were not immune from the downward direction of markets.

The Fund returned -35.90% (Class A shares at NAV) over the period versus the benchmark, the S&P 500 Index, which posted a return of -33.95%. Disappointing performers included General Cable in Industrials, Marathon Oil in the Energy sector, and Bank of America in the Financials sector. Stock winners were limited to companies in defensive sectors, notably Pepsico in Consumer Staples, Abbott Laboratories and Bristol-Myers Squibb in Healthcare, and Southern in the Utilities sector.

In the Financials sector, the Fund added three companies that we believe are poised to benefit from the dislocation that the credit crisis has brought on the sector, taking the weighting in the sector to overweight. Lazard is a provider of investment management services and advice for mergers and acquisitions as well as restructurings, both of which may accelerate as the recession forces consolidation or bankruptcies in various sectors. Charles Schwab provides financial services for individual investors and independent advisers, and has market share opportunities from the turmoil at its major retail brokerage competitors, such as Merrill Lynch. Finally, Aon is an insurance broker that we expect may see better business as a result of the fallout from the AIG collapse.

In the Healthcare sector, the Fund bought Bristol-Myers Squibb and sold Merck. Bristol-Myers Squibb offers a resilient earnings growth profile owing to the success of a number of recent product launches coupled with a compelling valuation. While Merck is also attractively valued, questions over their cholesterol franchise coupled with a loss of momentum in other key products prompted an exit.

The market remains extremely volatile and we believe this looks set to continue until investors can ascertain a realistic worst case scenario for the economy. The length and depth of the recession remains difficult to predict, with the financial crisis having complicated historical comparisons. Earnings estimates continue to be cut, but are slowly becoming more believable. We believe that as the unparalleled policy response from both the Treasury and the Federal Reserve begins to take effect, confidence will return, highlighting the attractive valuations that equities have fallen to and potentially lead to a broad market recovery.


US FOCUS FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
GENENTECH, INC.                                                        6.4%
SOUTHERN CO.                                                           5.0
REPUBLIC SERVICES, INC.                                                5.0
AMERICAN TOWER CORP., CLASS A                                          4.9
PEPSICO, INC.                                                          4.0
PRAXAIR, INC.                                                          4.0
BRISTOL-MYERS SQUIBB CO.                                               3.8
LAZARD LTD., CLASS A                                                   3.8
CVS CAREMARK CORP.                                                     3.7
AON CORP.                                                              3.7

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

US FOCUS FUND

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Health Care                                                                17.6%
Industrials                                                                16.7
Information Technology                                                     16.4
Financials                                                                 10.5
Utilities                                                                   8.2
Consumer Staples                                                            8.1
Other                                                                      22.5

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              US Focus Fund Class   US Focus Fund Class
                A w/out sales           A w/sales             S&P 500
               charge - $7,630       charge - $7,191      Index - $8,190
  4/30/04          $ 10,000               $  9,425          $ 10,000
                     10,160                  9,576            10,137
                     10,380                  9,783            10,334
                      9,690                  9,133             9,992
                      9,420                  8,878            10,033
                      9,710                  9,152            10,141
                      9,930                  9,359            10,296
                     10,420                  9,821            10,713
                     10,902                 10,275            11,077
  1/31/05            10,420                  9,821            10,807
                     10,510                  9,906            11,035
                     10,400                  9,802            10,839
                     10,108                  9,527            10,634
                     10,621                 10,010            10,972
                     10,641                 10,029            10,988
                     10,982                 10,351            11,396
                     10,850                 10,228            11,292
                     10,939                 10,313            11,384
                     10,780                 10,162            11,194
                     10,972                 10,342            11,618
                     10,952                 10,323            11,622
  1/31/06            11,448                 10,790            11,929
                     11,306                 10,656            11,962
                     11,387                 10,733            12,111
                     11,590                 10,923            12,273
                     10,932                 10,304            11,920
                     10,892                 10,266            11,936
                     10,467                  9,865            12,010
                     10,983                 10,351            12,295
                     11,185                 10,542            12,612
                     11,367                 10,714            13,023
                     11,529                 10,866            13,271
                     11,597                 10,930            13,457
  1/31/07            11,833                 11,152            13,661
                     11,833                 11,152            13,393
                     12,025                 11,334            13,543
                     12,485                 11,767            14,143
                     13,362                 12,594            14,637
                     13,181                 12,423            14,394
                     12,828                 12,090            13,947
                     12,763                 12,029            14,156
                     13,469                 12,695            14,686
                     14,047                 13,239            14,919
                     13,448                 12,675            14,296
                     13,402                 12,632            14,196
  1/31/08            11,928                 11,242            13,345
                     11,965                 11,277            12,911
                     11,705                 11,032            12,856
                     12,362                 11,651            13,482
                     13,031                 12,281            13,656
                     12,126                 11,429            12,505
                     11,903                 11,219            12,400
                     11,903                 11,219            12,579
                     10,454                  9,853            11,458
                      8,522                  8,032             9,534
                      7,915                  7,460             8,850
                      7,986                  7,527             8,944
  1/31/09             7,630                  7,191             8,190

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                  SINCE
                                  NASDAQ              SIX      ONE     THREE    INCEPTION
AT NAV                            SYMBOL    CLASS    MONTHS    YEAR    YEARS*   (4/30/04)*
------------------------------------------------------------------------------------------
Henderson US Focus Fund           HFUAX    Class A   -35.90%  -36.03%  -12.65%    -5.53%
------------------------------------------------------------------------------------------
Henderson US Focus Fund           HFUBX    Class B   -36.10   -36.51   -13.27     -6.23
------------------------------------------------------------------------------------------
Henderson US Focus Fund           HFUCX    Class C   -36.10   -36.51   -13.27     -6.23
------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------
Henderson US Focus Fund                    Class A   -39.61%  -39.73%  -14.36%    -6.70%
------------------------------------------------------------------------------------------
Henderson US Focus Fund                    Class B   -41.10   -40.51   -14.62     -6.77
------------------------------------------------------------------------------------------
Henderson US Focus Fund                    Class C   -37.10   -36.51   -13.27     -6.23
------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------
S&P 500                                              -33.95%  -38.63%  -11.78%    -4.12%
------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 2.67%, 3.42%, and 3.42% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.40%, 2.15%, and 2.15% for Class A, B, and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective November 30, 2006, the U.S. Core Growth Fund changed its name and certain investment policies and became the US Focus Fund. The Fund's historical performance may not represent current investment policies. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

WORLDWIDE INCOME FUND

At the beginning of the reporting period there was increased concern of inflation and rising inflation expectations caused by record high oil and commodity prices. The hedge fund industry seemed almost universally long commodities and short banks. The fairly draconian rise in European interest rates popped this speculative bubble with somewhat spectacular effect. This caused extraordinary sector shifts in equity and bond markets and intense volatility. This action started a period of unwinding in leverage across the industry as risk assets became less attractive versus rising LIBOR(1) rates. The rolling snow ball of forced deleveraging spread from asset class to asset class across the world. Risk aversion began in US asset backed bonds reflecting the subprime meltdown and housing crisis. The leveraged loan market, financial bonds, high yield bonds, and eventually emerging market bonds and equities followed and collapsed. No area of the credit market was immune from this dramatic repricing of default risk.

Volatility in equity, credit and sovereign markets was exceptional, making portfolio management very challenging. September recorded the largest fall in equity markets since 1987, the worst ever return for investment grade credit and one of the worst months ever for high yield bonds. November was little better with equities hitting new lows.

Subsequently we have seen enormous government sponsored bank bailouts and unprecedented monetary and fiscal economic stimulation to help stop the impeding threat of deflation.

For the period ended January 31, 2009, the Fund returned -31.53% (Class A share at NAV), versus the benchmark, the Lehman Global Aggregate Bond (ex US MBS) Index, which posted a return of -3.69%. The principal drag on the Fund's performance relative to the benchmark came from the Fund's allocation to high yield corporate bonds. The months of November and December saw very strong performance from the government bond market, particularly at the longer end of the yield curve as investors focused on the prospect of 'quantitative easing' in addition to further interest rate cuts. This rather technical term refers to the prospect of unconventional monetary policy actions being taken by central banks, notably the purchase of government bonds or other financial securities.

The Fund finished the period substantially invested and further trimmed its exposure to high-dividend stocks to zero. We believe the yield available from depressed bond markets offers equity-like return prospects but with historically reduced vulnerability to lower earnings. The Fund also reduced our previously favored emerging market exposure because the financing crisis has impacted more heavily on some of the countries in the sector.

Effective December 22, 2008, the portfolio manager of the Worldwide Income Fund, Chris Wozniak, was replaced by John Pattullo and Jenna Barnard. The change in management was due to Mr. Wozniak leaving Henderson Global Investors.

While enormous government action has taken place, we believe we still must suffer a serious economic downturn. However, the bond markets are pricing at default levels akin to the 1930s. For this reason, we are now cautiously optimistic that there are reasons to believe global capital markets will recover but this will take considerable time and patience.

(1) LIBOR: London Interbank Offered Rate is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association.


WORLDWIDE INCOME FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                           OF NET ASSETS
--------------------------------------------------------------------------------
UNITED STATES TREASURY NOTE                                            5.8%
ABERDEEN ASSET MANAGEMENT PLC                                          4.1
NORDIC TELEPHONE COMPANY APS                                           3.8
HCA, INC.                                                              3.4
HERTZ CORP.                                                            3.4
FS FUNDING AS                                                          3.1
LEVI STRAUSS & CO.                                                     3.0
LUKOIL INTERNATIONAL FINANCE B.V.                                      2.9
WIND ACQUISITION FINANCE S.A.                                          2.8
AXA S.A.                                                               2.7

HENDERSON GLOBAL FUNDS                                      PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              30.6%
United Kingdom                                                             23.7
Netherlands                                                                 9.2
France                                                                      8.4
Italy                                                                       5.4
Norway                                                                      4.3
Other                                                                      18.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financial                                                                  30.0%
Communications                                                             20.6
Consumer, Non - cyclical                                                   19.9
Industrial                                                                  7.8
Consumer, Cyclical                                                          7.6
Government                                                                  6.5
Other                                                                       7.6

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

                                                              Lehman Brothers
              Worldwide Income Fund   Worldwide Income Fund   Global Aggregate
               Class A w/out sales       Class A w/sales      Bond (ex US MBS)
                 charge - $8,796         charge - $8,397      Index - $12,772
  9/30/03          $ 10,000                 $  9,525              $ 10,000
                     10,220                    9,735                 9,941
                     10,570                   10,068                10,089
                     11,023                   10,499                10,458
                     11,164                   10,634                10,492
                     11,154                   10,624                10,540
                     11,236                   10,702                10,669
                     11,143                   10,614                10,245
                     10,957                   10,437                10,308
                     11,072                   10,546                10,328
                     11,281                   10,745                10,310
                     11,496                   10,950                10,547
                     11,660                   11,106                10,690
                     11,889                   11,324                10,974
                     12,033                   11,462                11,316
                     12,195                   11,616                11,504
  1/31/05            12,168                   11,590                11,355
                     12,359                   11,772                11,388
                     11,970                   11,401                11,233
                     11,832                   11,270                11,383
                     12,029                   11,458                11,195
                     12,227                   11,646                11,131
                     12,417                   11,827                11,037
                     12,465                   11,873                11,231
                     12,388                   11,800                11,034
                     12,243                   11,660                10,857
                     12,375                   11,785                10,762
                     12,507                   11,911                10,869
  1/31/06            12,652                   12,050                11,022
                     12,821                   12,212                10,969
                     12,836                   12,227                10,858
                     12,939                   12,326                11,095
                     12,853                   12,244                11,263
                     12,803                   12,195                11,157
                     12,999                   12,381                11,261
                     13,191                   12,564                11,386
                     13,263                   12,634                11,372
                     13,468                   12,830                11,487
                     13,663                   13,017                11,789
                     13,797                   13,145                11,615
  1/31/07            13,847                   13,193                11,482
                     13,948                   13,291                11,734
                     14,076                   13,414                11,761
                     14,270                   13,600                11,904
                     14,355                   13,682                11,702
                     14,176                   13,512                11,650
                     13,859                   13,211                11,911
                     13,937                   13,286                12,049
                     14,298                   13,631                12,348
                     14,509                   13,834                12,561
                     14,188                   13,528                12,802
                     14,249                   13,587                12,753
  1/31/08            13,706                   13,070                13,126
                     13,477                   12,853                13,380
                     13,338                   12,721                13,683
                     13,764                   13,129                13,380
                     13,815                   13,178                13,223
                     13,282                   12,671                13,237
                     12,951                   12,356                13,261
                     13,056                   12,457                12,980
                     11,632                   11,099                12,605
                      9,224                    8,803                12,090
                      8,969                    8,561                12,412
                      8,727                    8,330                13,283
  1/31/09             8,796                    8,397                12,772

TOTAL RETURNS AS OF JANUARY 31, 2009

                                                                                                SINCE
                                        NASDAQ              SIX      ONE     THREE    FIVE    INCEPTION
AT NAV                                  SYMBOL    CLASS    MONTHS    YEAR    YEARS*   YEARS   (9/30/03)*
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund         HFAAX    Class A   -32.04%  -35.75%  -11.34%  -4.61%     -2.33%
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund         HFABX    Class B   -32.28   -36.16   -11.96   -5.29      -3.05
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund         HFACX    Class C   -32.46   -36.40   -12.07   -5.37      -3.09
--------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                  Class A   -35.26%  -38.82%  -12.76%  -5.54%     -3.22%
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                  Class B   -37.28   -40.16   -13.27   -5.54      -3.26
--------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                  Class C   -33.46   -36.40   -12.07   -5.37      -3.09
--------------------------------------------------------------------------------------------------------
INDEX
--------------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond (ex US MBS) Index    -3.61%   -2.70%    5.06%   4.02%      3.85%
--------------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.46%, 2.21%, and 2.21%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses, do not exceed 1.31%, 2.05%, and 2.05%, for Class A, B, and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies. The Fund compares its performance to the Barclays Capital Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. On November 3, 2008, the Lehman Brothers Global Aggregate Bond Index changed its name to the Barclays Capital Global Aggregate Bond Index. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------
COMMON STOCKS - 90.06%

               AUSTRALIA - 6.46%
  28,125,000   Centamin Egypt, Ltd. * .......................   $    17,118,672
   4,000,000   Centamin Egypt, Ltd. * .......................         2,381,244
                                                                ---------------
                                                                     19,499,916
                                                                ---------------
               CANADA - 3.13%
   3,818,947   European Goldfields, Ltd. * ..................         9,463,853
                                                                ---------------
               CYPRUS - 0.42%
   1,400,000   AFI Development plc, GDR (a) (b) .............         1,284,500
                                                                ---------------
               DENMARK - 0.91%
      82,764   Carlsberg A/S * ..............................         2,757,900
                                                                ---------------
               FINLAND - 1.86%
     350,026   Sampo Oyj, A Shares ..........................         5,633,538
                                                                ---------------
               FRANCE - 4.03%
     150,000   France Telecom S.A. ..........................         3,372,574
     750,000   Rhodia S.A. ..................................         3,362,010
     210,000   Vivendi S.A. .................................         5,434,145
                                                                ---------------
                                                                     12,168,729
                                                                ---------------
               GERMANY - 1.05%
     155,000   Gerresheimer AG ..............................         3,175,392
                                                                ---------------
               GREECE - 1.85%
     150,000   National Bank of Greece S.A. .................         2,531,351
     900,000   Sidenor S.A. .................................         3,042,230
                                                                ---------------
                                                                      5,573,581
                                                                ---------------
               IRELAND - 2.66%
     345,473   CRH plc ......................................         8,019,689
                                                                ---------------
               ITALY - 1.21%
     708,421   Azimut Holding SpA ...........................         3,646,390
                                                                ---------------
               KAZAKHSTAN - 2.48%
     590,000   KazMunaiGas Exploration
               Production, GDR ..............................         7,493,000
                                                                ---------------
               LUXEMBOURG - 0.67%
   2,016,000   GlobeOp Financial
               Services .....................................         2,023,199
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------
               NETHERLANDS - 5.13%
     410,333   A&D Pharma Holding N.V., GDR * ...............   $     1,050,781
     170,000   Akzo Nobel N.V. ..............................         6,103,410
     414,902   AMTEL Vredestein N.V., GDR (a) (c) * .........                --
     546,000   New World Resources B.V., Class A ............         1,908,922
     240,235   TNT N.V. .....................................         4,200,235
     700,000   Wavin N.V. ...................................         2,240,700
                                                                ---------------
                                                                     15,504,048
                                                                ---------------
               NORWAY - 0.83%
     300,000   Seadrill, Ltd. ...............................         2,503,826
                                                                ---------------
               PORTUGAL - 2.21%
     624,238   Galp Energia, SGPS, S.A., B Shares ...........         6,665,947
                                                                ---------------
               RUSSIA - 2.92%
     680,000   OAO Gazprom, ADR .............................         8,819,600
                                                                ---------------
               SPAIN - 1.00%
   1,409,360   Realia Business S.A. .........................         3,013,589
                                                                ---------------
               SWITZERLAND - 4.87%
     220,000   Compagnie Financiere Richemont SA ............         3,224,416
      19,888   Swatch Group AG ..............................         2,227,305
   1,052,637   Temenos Group AG * ...........................         9,256,744
                                                                ---------------
                                                                     14,708,465
                                                                ---------------
               TURKEY - 1.00%
   1,154,330   Turkiye Halk Bankasi A.S. ....................         3,006,562
                                                                ---------------
               UNITED ARAB EMIRATES - 2.34%
   3,820,139   Kingdom Hotel Investments, GDR * .............         7,067,257
                                                                ---------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2009 (CONTINUED)
                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               UNITED KINGDOM - 41.75%
   2,067,037   Aero Inventory plc $ .........................         8,147,895
   4,725,000   Afren plc * ..................................         1,489,324
   3,919,946   Ashmore Group plc ............................         7,228,799
  11,000,000   Ashtead Group plc ............................         6,376,479
     364,018   Cairn Energy plc * ...........................         9,601,133
   1,563,132   Daily Mail & General Trust plc ...............         5,969,040
     386,616   Dana Petroleum plc * .........................         5,062,164
   4,511,697   Debenhams plc ................................         2,059,580
     650,000   Eurasian Natural Resources Corp. .............         2,990,786
   1,429,097   Evolution Group plc ..........................         1,869,120
   2,000,000   Fresnillo plc ................................        10,274,826
     750,000   Hochschild Mining plc ........................         1,619,481
     396,825   Impellam Group plc * .........................           132,268
   2,018,781   Informa plc ..................................         7,014,167
   2,000,000   IP Group plc * ...............................         1,565,136
   5,000,000   Juridica Investments, Ltd. (c)* ..............         8,187,979
     900,100   Kazakhmys plc ................................         2,918,650
   1,000,000   Lancashire Holdings, Ltd. * ..................         6,601,105
     253,256   NDS Group plc, ADR * .........................        15,684,144
   2,222,917   Regal Petroleum plc * ........................         1,224,151
   5,700,000   Sports Direct International ..................         4,026,964
   7,500,000   Tau Capital plc * ............................         1,331,250
   1,251,973   Tullow Oil plc ...............................        12,555,364
     260,000   Xstrata plc ..................................         2,145,830
                                                                ---------------
                                                                    126,075,635
                                                                ---------------
               UNITED STATES - 1.28%
     850,000   Virgin Media, Inc. ...........................         3,859,000
                                                                ---------------
               TOTAL LONG TERM INVESTMENTS
               (Cost $625,870,739) ..........................       271,963,616
                                                                ---------------
SHORT TERM INVESTMENT - 10.10%
  30,500,293   Fidelity Institutional Treasury Portfolio ....        30,500,293
                                                                ---------------
               TOTAL SHORT TERM INVESTMENT
               (Cost $30,500,293) ...........................        30,500,293
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

TOTAL INVESTMENTS - 100.16%
               (Cost $656,371,032) ..........................   $   302,463,909
                                                                ---------------
NET OTHER ASSETS AND LIABILITIES - (0.16)% ..................          (484,042)
                                                                ---------------
TOTAL NET ASSETS - 100.00% ..................................   $   301,979,867
                                                                ===============

*     Non income producing security

(a) Fair valued at January 31, 2009 as determined in good faith using procedures approved by the Trustees of the Trust.

(b) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt from registration under the securities Act of 1933 as amended. At January 31, 2009, the security had an aggregate value of $1,284,500, which represented 0.43% of net assets.

(c) The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

ADR   American Depositary Receipts

GDR   Global Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Oil & Gas Exploration & Production .................................      12.39%
Gold ...............................................................       9.59
Application Software ...............................................       8.26
Integrated Oil & Gas ...............................................       5.13
Trading Company & Distribution .....................................       4.81
Asset Management & Custody Banks ...................................       4.56
Publishing .........................................................       4.30
Precious Metal & Mineral ...........................................       3.94
Diversified Metal & Mining .........................................       3.30
Real Estate Management & Development ...............................       2.77
Industrial Conglomerates ...........................................       2.75
Construction Materials .............................................       2.66
Reinsurance ........................................................       2.19
Diversified Chemicals ..............................................       2.02
Multi-line Insurance ...............................................       1.87
Diversified Banks ..................................................       1.83
Apparel, Accessories & Luxury Goods ................................       1.80
Movies & Entertainment .............................................       1.80
Air Freight & Logistics ............................................       1.39
Specialty Stores ...................................................       1.33
Cable & Satellite ..................................................       1.28
Integrated Telecommunication Services ..............................       1.12
Specialty Chemicals ................................................       1.11
Life Sciences Tools & Services .....................................       1.05
Steel ..............................................................       1.01
Diversified Real Estate ............................................       1.00
Brewers ............................................................       0.91
Oil & Gas Drilling .................................................       0.83
Construction & Engineering .........................................       0.74
Department Stores ..................................................       0.68
Other Diversified Financial Services ...............................       0.67
Investment Banking & Brokerage .....................................       0.62
Pharmaceuticals ....................................................       0.35
                                                                       --------
Long Term Investments ..............................................      90.06
Short Term Investment ..............................................      10.10
                                                                       --------
Total Investments ..................................................     100.16
Net Other Assets and Liabilities ...................................      (0.16)
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL EQUITY INCOME FUND
JANUARY 31, 2009
                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

CONVERTIBLE BONDS - 0.59%

               UNITED KINGDOM - 0.59%
   1,550,000   Barclays Bank plc (a) ........................   $     1,554,895
                                                                ---------------
               TOTAL CONVERTIBLE BONDS ......................         1,554,895
                                                                ---------------
               (Cost $2,494,492)

COMMON STOCKS - 85.32%

               AUSTRALIA - 0.70%
   1,179,298   Qantas Airways, Ltd. .........................         1,835,848
                                                                ---------------
               CHINA - 1.62%
      57,753   PetroChina Co., Ltd., ADR ....................         4,260,439
                                                                ---------------
               CYPRUS - 0.70%
     480,000   ProSafe SE * .................................         1,836,717
                                                                ---------------
               CZECH REPUBLIC - 1.46%
     204,337   Telefonica 02 Czech Republic a.s. ............         3,838,161
                                                                ---------------
               FINLAND - 0.52%
      64,680   Kone OYJ, Class B ............................         1,360,671
                                                                ---------------
               FRANCE - 8.33%
      20,000   Casino Guichard- Perrachon S.A. ..............         1,317,660
     295,766   France Telecom S.A. ..........................         6,649,950
      31,252   Neopost S.A. .................................         2,523,550
      50,000   Sodexo .......................................         2,542,554
     125,000   Total S.A. ...................................         6,269,958
      70,890   Zodiac S.A. ..................................         2,572,352
                                                                ---------------
                                                                     21,876,024
                                                                ---------------
               GERMANY - 4.08%
     140,238   Deutsche Telekom AG ..........................         1,700,440
      25,000   Muenchener Rueckversicherungs-
                  Gesellschaft AG ...........................         3,319,437
     101,150   Siemens AG ...................................         5,695,957
                                                                ---------------
                                                                     10,715,834
                                                                ---------------
               GREECE - 1.90%
     171,238   OPAP S.A. ....................................         4,998,971
                                                                ---------------
               HONG KONG - 3.55%
   2,800,000   BOC Hong Kong (Holdings), Ltd. ...............         2,899,571
   1,902,295   Cosco Pacific, Ltd. ..........................         1,736,886
   9,000,000   PCCW, Ltd. ...................................         4,677,435
                                                                ---------------
                                                                      9,313,892
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               ITALY - 4.08%
     275,000   ENI SpA ......................................   $     5,859,110
   1,600,000   Terna - Rete Elettrica Nationale SpA .........         4,870,641
                                                                ---------------
                                                                     10,729,751
                                                                ---------------
               SINGAPORE - 1.93%
   1,100,000   Keppel Corp., Ltd. ...........................         2,951,113
   1,400,000   Singapore Technologies Engineering, Ltd. .....         2,114,467
                                                                ---------------
                                                                      5,065,580
                                                                ---------------
               SOUTH AFRICA - 1.25%
     135,000   Impala Platinum Holdings, Ltd. ...............         1,572,785
   1,300,000   Woolworths Holdings, Ltd. ....................         1,712,956
                                                                ---------------
                                                                      3,285,741
                                                                ---------------
               SWITZERLAND - 2.02%
     127,885   Novartis AG ..................................         5,301,070
                                                                ---------------
               TAIWAN - 4.54%
   2,440,614   China Steel Corp. ............................         1,660,320
   3,585,230   Chungwha Telecom Co., Ltd. ...................         5,459,683
     639,271   Taiwan Semiconductor Manufacturing Co.,
                  Ltd., ADR .................................         4,820,103
                                                                ---------------
                                                                     11,940,106
                                                                ---------------
               UNITED KINGDOM - 26.99%
      65,000   AstraZeneca plc ..............................         2,516,028
     453,403   Aviva plc ....................................         2,050,063
     892,190   BP plc .......................................         6,393,695
     271,818   British American Tobacco plc .................         7,484,453
   1,304,240   Compass Group plc ............................         6,487,783
     703,429   Dairy Crest Group plc ........................         2,038,818
   2,159,481   DS Smith plc .................................         2,534,911
     661,172   ICAP plc .....................................         2,261,282
     580,764   Ladbrokes plc ................................         1,521,270
   3,400,000   Legal & General Group plc ....................         3,035,204
     800,000   Marston's plc ................................         1,208,633
     779,716   Pennon Group plc .............................         5,096,139
     724,838   Premier Farnell plc ..........................         1,423,339
     270,000   Provident Financial plc ......................         3,040,276
   1,605,696   RSA Insurance Group plc ......................         3,064,625
     426,103   Scottish & Southern Energy plc ...............         7,379,225
   2,980,000   Smiths News plc ..............................         2,418,425
   1,310,753   The Sage Group plc ...........................         3,440,072
   4,000,000   Vodafone Group plc ...........................         7,518,448
                                                                ---------------
                                                                     70,912,689
                                                                ---------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL EQUITY INCOME FUND
JANUARY 31, 2009 (CONTINUED)
                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

                UNITED STATES - 21.65%
     218,322   AT&T, Inc. ...................................   $     5,375,088
     331,600   Atmos Energy Corp. ...........................         8,140,780
     130,000   Bemis Co., Inc. ..............................         2,934,100
     299,604   Bristol-Myers Squibb Co. .....................         6,414,522
     151,894   CBS Corp., Class B ...........................           868,834
     364,175   ConAgra Foods, Inc ...........................         6,227,392
     121,528   H.J. Heinz Co. ...............................         4,435,772
      93,520   Paychex, Inc. ................................         2,271,601
     145,143   Pitney Bowes, Inc. ...........................         3,230,883
     184,928   Progress Energy, Inc. ........................         7,160,412
      60,000   Reynolds American, Inc. ......................         2,290,800
     137,719   The Dow Chemical Co. .........................         1,596,163
     198,306   Verizon Communications, Inc. .................         5,923,400
                                                                ---------------
                                                                     56,869,747
                                                                ---------------
               TOTAL COMMON STOCK
               (Cost $331,844,040) ..........................       224,141,241
                                                                ---------------

REIT - 1.47%

               FRANCE - 1.47%
      28,611   Unibail-Rodamco ..............................         3,854,030
                                                                ---------------
               TOTAL REIT ...................................         3,854,030
                                                                ---------------
               (Cost $4,195,425)

               TOTAL LONG TERM INVESTMENTS ..................       229,550,166
                                                                ---------------
               (Cost $338,533,957)

SHORT TERM INVESTMENT - 6.45%

  16,939,433   Fidelity Institutional Treasury Portfolio ....        16,939,433
                                                                ---------------
               TOTAL SHORT TERM INVESTMENT ..................        16,939,433
                                                                ---------------
               (Cost $16,939,433)

TOTAL INVESTMENTS - 93.83% ..................................       246,489,599
                                                                ---------------
               (Cost $355,473,390)

NET OTHER ASSETS AND LIABILITIES - 6.17% ....................        16,212,586
                                                                ---------------

TOTAL NET ASSETS - 100.00% ..................................   $   262,702,185
                                                                ---------------

*     Non income producing security

(a) Fair valued at January 31, 2009 as determined in good faith using procedures approved by the Trustees of the Trust.

ADR   American Depositary Receipts

REIT  Real Estate Investment Trust



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Integrated Telecommunication Services ..............................      12.80%
Integrated Oil & Gas ...............................................       8.67
Electric Utilities .................................................       7.39
Pharmaceuticals ....................................................       5.42
Packaged Foods & Meats .............................................       4.84
Tobacco ............................................................       3.72
Restaurants ........................................................       3.44
Industrial Conglomerates ...........................................       3.29
Gas Utilities ......................................................       3.10
Wireless Telecommunication Services ................................       2.86
Casinos & Gaming ...................................................       2.48
Paper Packaging ....................................................       2.08
Multi-line Insurance ...............................................       1.95
Water Utilities ....................................................       1.94
Semiconductors .....................................................       1.83
Aerospace & Defense ................................................       1.78
Diversified Banks ..................................................       1.70
Retail REIT ........................................................       1.47
Application Software ...............................................       1.31
Reinsurance ........................................................       1.26
Office Services & Supply ...........................................       1.23
Consumer Finance ...................................................       1.16
Life & Health Insurance ............................................       1.16
Office Electronics .................................................       0.96
Distributors .......................................................       0.92
Data Processing & Outsourced Services ..............................       0.86
Investment Banking & Brokerage .....................................       0.86
Oil & Gas Equipment & Services .....................................       0.70
Airlines ...........................................................       0.70
Marine Ports & Services ............................................       0.66
Department Stores ..................................................       0.65
Steel ..............................................................       0.63
Diversified Chemicals ..............................................       0.61
Precious Metal & Mineral ...........................................       0.60
Technology Distributors ............................................       0.54
Industrial Machinery ...............................................       0.52
Food Retail ........................................................       0.50
Brewers ............................................................       0.46
Broadcasting .......................................................       0.33
                                                                       --------
Long Term Investments ..............................................      87.38
Short Term Investment ..............................................       6.45
                                                                       --------
Total Investments ..................................................      93.83
Net Other Assets and Liabilities ...................................       6.17
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2009
                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

COMMON STOCKS - 100.43%

               BELGIUM - 1.62%
       8,755   Anheuser-Busch InBev N.V. ....................   $       223,189
                                                                ---------------
               BRAZIL - 1.41%
       7,395   Petroleo Brasileiro S.A., ADR ................           193,749
                                                                ---------------
               CANADA - 1.48%
       2,516   Kinross Gold Corp. ...........................            44,585
       4,310   Shoppers Drug Mart Corp. .....................           159,466
                                                                ---------------
                                                                        204,051
                                                                ---------------
               CHINA - 4.27%
     237,000   Bank of China, Ltd., Class H .................            63,267
     107,000   China Communications Construction Co., Ltd.,
                  Class H ...................................           106,527
      48,000   China Life Insurance Co., Ltd., Class H ......           128,755
       7,000   China Medical Technologies, Inc., ADR ........           107,380
     130,500   China Railway Construction Corp., Ltd.,
                  Class H * .................................           181,759
                                                                ---------------
                                                                        587,688
                                                                ---------------
               GERMANY - 3.82%
       4,430   Bayer AG .....................................           236,019
       2,480   Fresenius Medical Care AG & Co. ..............           111,170
       1,341   Muenchener Rueckversicherungs-
                  Gesellschaft AG ...........................           178,055
                                                                ---------------
                                                                        525,244
                                                                ---------------
               HONG KONG - 1.53%
      92,000   Hang Lung Properties, Ltd. ...................           211,188
                                                                ---------------
               INDONESIA - 0.56%
     480,500   PT Bank Mandiri ..............................            76,846
                                                                ---------------
               ITALY - 0.72%
       6,465   Saipem SpA ...................................            99,168
                                                                ---------------
               JAPAN - 7.79%
       5,600   Canon, Inc. ..................................           154,283
       3,400   HOYA Corp. ...................................            61,691
      27,100   Mitsubishi UFJ Financial Group, Inc. .........           153,849
       1,100   Nintendo Co., Ltd. ...........................           346,524
       3,700   Secom Co., Ltd. ..............................           157,333
       3,310   Yamada Denki Co., Ltd. .......................           198,596
                                                                ---------------
                                                                      1,072,276
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               MEXICO - 1.25%
       6,012   America Movil SAB de C.V., Series L., ADR ....   $       171,402
                                                                ---------------
               SINGAPORE - 5.33%
     114,000   Capitaland, Ltd. .............................           181,240
      22,000   DBS Group Holdings, Ltd. .....................           128,537
      13,000   Keppel Corp., Ltd. ...........................            34,877
      81,000   StarHub, Ltd. ................................           109,459
     145,000   Wilmar International, Ltd. ...................           278,551
                                                                ---------------
                                                                        732,664
                                                                ---------------
               SPAIN - 3.48%
      17,232   Banco Bilbao Vizcaya Argentaria, S.A. ........           161,728
      27,620   Iberdrola Renovables S.A. * ..................           112,460
       4,947   Red Electrica Corp., S.A. ....................           203,959
                                                                ---------------
                                                                        478,147
                                                                ---------------
               SWITZERLAND - 11.01%
      13,828   ABB, Ltd. ....................................           180,495
       9,064   Credit Suisse Group AG .......................           233,183
      11,563   Nestle S.A. ..................................           400,553
       2,872   Roche Holding AG .............................           404,591
       1,519   Syngenta AG ..................................           295,314
                                                                ---------------
                                                                      1,514,136
                                                                ---------------
               UNITED KINGDOM - 8.43%
       6,990   Cairn Energy plc * ...........................           184,364
      39,611   Man Group plc ................................           118,396
      41,926   Serco Group plc ..............................           266,885
      45,014   Tesco plc ....................................           233,669
     189,348   Vodafone Group plc ...........................           355,901
                                                                ---------------
                                                                      1,159,215
                                                                ---------------
               UNITED STATES - 47.73%
       3,974   Abbott Laboratories ..........................           220,319
       5,563   American Tower Corp., Class A * ..............           168,781
       4,609   AON Corp. ....................................           170,763
       1,718   Apple, Inc. * ................................           154,843
       8,320   AT&T, Inc. ...................................           204,838
      11,777   Bank of America Corp. ........................            77,493
      10,535   Bristol-Myers Squibb Co. .....................           225,554
       2,390   Burlington Northern Santa Fe Corp. ...........           158,337
      10,113   The Charles Schwab Corp. .....................           137,437
       8,508   Cisco Systems, Inc. * ........................           127,365
      12,689   Comcast Corp., Class A .......................           185,894
      13,563   Corrections Corporation of America * .........           186,898

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2009 (CONTINUED)
                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               UNITED STATES - (continued)
       8,022   CVS Caremark Corp. ...........................   $       215,631
      13,999   El Paso Corp. ................................           114,512
       5,074   Electronic Arts, Inc. * ......................            78,343
      10,391   EMC Corp. * ..................................           114,717
       2,139   Equinix, Inc. * ..............................           114,116
       3,520   Express Scripts, Inc. * ......................           189,235
       5,529   Fidelity National Financial, Inc., Class A ...            80,834
       6,758   Fidelity National Information
                  Services, Inc. ............................           107,520
       6,435   GameStop Corp., Class A * ....................           159,459
       4,376   General Cable Corp. * ........................            72,029
       3,303   Genzyme Corp. * ..............................           227,643
       2,611   Hess Corp. ...................................           145,198
       3,390   Kellogg Co. ..................................           148,109
       6,198   Lazard, Ltd., Class A ........................           164,247
       5,387   Lender Processing Services, Inc. .............           139,631
       3,084   Lorillard, Inc. ..............................           183,375
       7,882   Marathon Oil Corp. ...........................           214,627
       3,881   Northern Trust Corp. .........................           223,235
      11,889   Oracle Corp. * ...............................           200,092
       4,831   PepsiCo, Inc. ................................           242,661
       3,767   Philip Morris International, Inc. ............           139,944
       3,292   Praxair, Inc. ................................           204,960
       3,041   Psychiatric Solutions, Inc. * ................            79,066
       4,343   Range Resources Corp. ........................           155,653
       9,312   Republic Services, Inc. ......................           240,808
       7,049   Southern Co. .................................           235,789
       3,751   Target Corp. .................................           117,031
       6,670   Thermo Fisher Scientific, Inc. * .............           239,653
                                                                ---------------
                                                                      6,566,640
                                                                ---------------

               TOTAL COMMON STOCK ...........................        13,815,603
                                                                ---------------
               (Cost $14,071,468)

PREFERRED STOCK - 2.45%

               GERMANY - 2.45%
       6,075   Fresenius SE .................................           337,506
                                                                ---------------

               TOTAL PREFERRED STOCK ........................           337,506
                                                                ---------------
               (Cost $328,354)

               TOTAL LONG TERM INVESTMENTS ..................        14,153,109
                                                                ---------------
               (Cost $14,399,822)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

SHORT TERM INVESTMENT - 0.34%

      46,825  Fidelity Institutional
               Treasury Portfolio ...........................   $        46,825
                                                                ---------------
               TOTAL SHORT TERM INVESTMENT ..................            46,825
                                                                ---------------
               (Cost $46,825)

TOTAL INVESTMENTS - 103.22% .................................        14,199,934
                                                                ---------------
               (Cost $14,446,647)

NET OTHER ASSETS AND LIABILITIES - (3.22)% ..................          (442,828)
                                                                ---------------
TOTAL NET ASSETS - 100.00% ..................................   $    13,757,106
                                                                ===============

*     Non income producing security

ADR   American Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals ....................................................       7.90%
Wireless Telecommunication Service .................................       5.86
Diversified Banks ..................................................       4.25
Integrated Oil & Gas ...............................................       4.02
Packaged Foods & Meats .............................................       3.99
Environment & Facilities Service ...................................       3.69
Health Care Equipment ..............................................       3.23
Electric Utilities .................................................       3.20
Home Entertainment Software ........................................       3.09
Divers Real Estate .................................................       2.85
Drug Retail ........................................................       2.73
Computer & Electronic Retail .......................................       2.60
Security & Alarm Service ...........................................       2.50
Asset Management & Custody Banks ...................................       2.48
Oil & Gas Exploration & Production .................................       2.47
Tobacco ............................................................       2.35
Investment Banking & Brokerage .....................................       2.19
Health Care Services ...............................................       2.18
Fertilizer & Agriculture Chemicals .................................       2.15
Agricultural Products ..............................................       2.03
Data Processing & Outsourced Service ...............................       1.80
Soft Drinks ........................................................       1.77
Life Sciences Tools & Services .....................................       1.74
Food Retail ........................................................       1.70
Diversified Capital Markets ........................................       1.70
Biotechnology ......................................................       1.66
Brewers ............................................................       1.62
Industrial Gases ...................................................       1.49
Integrated Telecommunication Service ...............................       1.49
Systems Software ...................................................       1.45

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Cable & Satellite ..................................................      1.35%
Building Heavy Construction ........................................       1.32
Heavy Electrical Equipment .........................................       1.31
Reinsurance ........................................................       1.29
Insurance Brokers ..................................................       1.24
Railroads ..........................................................       1.15
Computer Hardware ..................................................       1.13
Office Electronics .................................................       1.12
Life & Health Insurance ............................................       0.94
Communications Equipment ...........................................       0.93
General Merchandise Store ..........................................       0.85
Computer Storage & Peripheral ......................................       0.83
Oil, Gas Storage & Transportation ..................................       0.83
Internet Software & Service ........................................       0.83
Industrial Power Production & Energy Trade .........................       0.82
Construction & Engineering .........................................       0.77
Oil & Gas Equipment & Service ......................................       0.72
Property & Casualty Insurance ......................................       0.59
Health Care Facilities .............................................       0.58
Other Diversified Financial Service ................................       0.56
Electric Component & Equipment .....................................       0.52
Electronic Components ..............................................       0.45
Gold ...............................................................       0.32
Industrial Conglomerates ...........................................       0.25
                                                                       --------
Long Term Investments ..............................................     102.88
Short Term Investment ..............................................       0.34
                                                                       --------
Total Investments ..................................................     103.22
Net Other Assets and Liabilities ...................................      (3.22)
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-------------                                                   ---------------

COMMON STOCKS - 90.71%

               CHINA - 3.18%
      67,369   NetEase.com, Inc., ADR * .....................   $     1,280,685
     208,954   Tencent Holdings, Ltd. .......................         1,304,236
                                                                ---------------
                                                                      2,584,921
                                                                ---------------

               FRANCE - 5.44%
      76,682   Cap Gemini S.A. ..............................         2,655,867
      45,594   Meetic * .....................................           810,878
      67,884   UbiSoft Entertainment S.A. * .................           962,190
                                                                ---------------
                                                                      4,428,935
                                                                ---------------

               GERMANY - 2.96%
      67,452   SAP AG .......................................         2,405,280
                                                                ---------------

               ISRAEL - 1.72%
      61,678   Check Point Software
               Technologies, Ltd. * .........................         1,398,240
                                                                ---------------

               JAPAN - 1.78%
       4,600   Nintendo Co., Ltd. ...........................         1,449,101
                                                                ---------------

               KOREA - 1.74%
      98,036   Gmarket, Inc., ADR * .........................         1,412,699
                                                                ---------------

               SWEDEN - 1.67%
     170,206   Telefonaktiebolaget LM Ericsson, B Shares ....         1,359,084
                                                                ---------------

               SWITZERLAND - 1.54%
       8,883   Roche Holding AG .............................         1,251,386
                                                                ---------------

               TAIWAN - 2.78%
     148,000   HTC Corp .....................................         1,415,392
     316,372   Powertech Technology, Inc., GDR ..............           847,750
                                                                ---------------
                                                                       2,263,142
                                                                ---------------

               UNITED KINGDOM - 6.56%
   1,037,233   ARM Holdings plc .............................         1,379,147
     170,314   Autonomy Corp., plc * ........................         2,700,200
     670,550   Vodafone Group plc ...........................         1,260,374
                                                                ---------------
                                                                      5,339,721
                                                                ---------------

                                                                      VALUE
    SHARES                                                          (NOTE 2)
-------------                                                   ---------------

               UNITED STATES - 61.34%
      38,172   Accenture, Ltd., Class A $ ...................         1,204,708
     262,260   Activision Blizzard, Inc. * ..................         2,297,398
      21,570   Amazon.com, Inc. * ...........................         1,270,168
       6,048   Amphenol Corp., Class A ......................           158,155
      50,144   ANSYS, Inc * .................................         1,246,580
      29,538   Apple, Inc. * ................................         2,662,260
      32,600   Automatic Data Processing, Inc. ..............         1,184,358
      41,771   Bankrate, Inc * ..............................         1,393,481
     154,897   Cisco Systems, Inc. * ........................         2,318,808
      64,750   Cognizant Technology Solutions Corp. * .......         1,212,767
      66,273   ComScore, Inc. * .............................           835,703
      55,262   F5 Networks, Inc. * ..........................         1,225,159
       9,089   First Solar, Inc. * ..........................         1,297,909
       8,385   Google, Inc., Class A * ......................         2,838,574
     112,213   Hewlett-Packard Co. ..........................         3,899,402
      92,179   Intel Corp. ..................................         1,189,109
      46,956   International Business Machines Corp. ........         4,303,517
      53,151   Intuit, Inc. * ...............................         1,203,870
      42,310   McAfee, Inc. * ...............................         1,290,032
     132,353   Microsoft Corp. ..............................         2,263,236
      34,540   NetFlix, Inc. * ..............................         1,281,811
     150,237   Oracle Corp. * ...............................         2,528,489
      69,444   QUALCOMM, Inc. ...............................         2,399,290
     189,704   Starent Networks Corp. * .....................         2,788,649
      95,046   Tekelec * ....................................         1,180,471
     136,766   VistaPrint, Ltd. * ...........................         3,131,941
      75,957   Xilinx, Inc. .................................         1,279,875
                                                                ---------------
                                                                     49,885,720
                                                                ---------------

               TOTAL LONG TERM INVESTMENTS ..................        73,778,229
                                                                ---------------
               (Cost $86,037,993)

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL TECHNOLOGY FUND
JANUARY 31, 2009 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

SHORT TERM INVESTMENT - 9.81%
   7,976,186   Fidelity Institutional Treasury Portfolio ....   $     7,976,186
                                                                ---------------

               TOTAL SHORT TERM INVESTMENT ..................         7,976,186
                                                                ---------------
               (Cost $7,976,186)

TOTAL INVESTMENTS - 100.52% .................................        81,754,415
                                                                ---------------
               (Cost $94,014,179)

NET OTHER ASSETS AND LIABILITIES - (0.52)% ..................          (424,474)
                                                                ---------------

TOTAL NET ASSETS - 100.00% ..................................   $    81,329,941
                                                                ===============

*     Non income producing security

ADR   American Depositary Receipts

GDR   Global Depositary Receipts



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Internet Software & Services .......................................      15.99%
Computer Hardware ..................................................      15.10
Communications Equipment ...........................................      13.86
Application Software ...............................................       9.29
Systems Software ...................................................       9.20
IT Consulting & Other Services .....................................       6.24
Home Entertainment Software ........................................       5.79
Semiconductors .....................................................       5.77
Internet Retail ....................................................       3.14
Electric Components & Equipment ....................................       1.60
Wireless Telecommunications Service ................................       1.55
Pharmaceuticals ....................................................       1.54
Data Processing & Outsourced Services ..............................       1.45
Electronic Components ..............................................       0.19
                                                                       --------
Long Term Investments ..............................................      90.71
Short Term Investment ..............................................       9.81
                                                                       --------
Total Investments ..................................................     100.52
Net Other Assets and Liabilities ...................................      (0.52)
                                                                       --------
                                                                         100.00%
                                                                       ========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INDUSTRIES OF THE FUTURE FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

COMMON STOCKS - 97.15%

               AUSTRALIA - 1.09%
       3,723   Ceramic Fuel Cells, Ltd. * ...................   $           128
         196   CSL, Ltd. ....................................             4,670
       1,543   Plantic Technologies, Ltd. * .................               154
                                                                ---------------
                                                                          4,952
                                                                ---------------

               AUSTRIA - 0.96%
         114   Oesterreichische
               Elektrizitaetswirtschafts AG, Class A ........             4,375
                                                                ---------------

               BELGIUM - 1.06%
         258   Umicore ......................................             4,826
                                                                ---------------

               CANADA - 1.23%
         773   Canadian Hydro Developers, Inc. * ............             2,137
         158   Stantec, Inc. * ..............................             3,439
                                                                ---------------
                                                                          5,576
                                                                ---------------

               CHINA - 1.18%
       7,740   China South Locomotive & Rolling
                  Stock Corp., Ltd., Class H * ..............             3,713
         619   JA Solar Holdings Co., Ltd., ADR * ...........             1,647
                                                                ---------------
                                                                          5,360
                                                                ---------------

               DENMARK - 0.83%
          77   Vestas Wind Systems A/S * ....................             3,763
                                                                ---------------

               FRANCE - 4.56%
          47   Eurofins Scientific ..........................             2,136
         114   Nexans S.A. ..................................             6,578
          97   Orpea * ......................................             3,394
          98   Schneider Electric S.A. ......................             6,244
         103   Veolia Environnement .........................             2,328
                                                                ---------------
                                                                         20,680
                                                                ---------------

               GERMANY - 4.32%
         113   Envitec Biogas AG * ..........................             2,424
         190   Gerresheimer AG ..............................             3,892
          80   Linde AG .....................................             5,352
          68   Pfeiffer Vacuum Technology AG ................             3,446
         211   Solarworld AG ................................             4,482
                                                                ---------------
                                                                         19,596
                                                                ---------------

               HONG KONG - 0.71%
      16,529   China Everbright International, Ltd. .........             3,240
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-------------                                                   ---------------

               IRELAND - 0.93%
         469   Experian plc .................................   $         2,938
         376   Kingspan Group plc ...........................             1,292
                                                                ---------------
                                                                          4,230
                                                                ---------------

               ITALY - 1.47%
       2,011   Hera SpA .....................................             3,669
         745   Landi Renzo SpA ..............................             3,014
                                                                ---------------
                                                                          6,683
                                                                ---------------

               JAPAN - 9.99%
         200   Benesse Corp. ................................             8,571
         100   East Japan Railway Co. .......................             6,846
         300   Horiba, Ltd. .................................             4,802
         200   HOYA Corp. ...................................             3,629
         200   Secom Co., Ltd. ..............................             8,505
         300   Shimano, Inc. ................................            10,352
         300   Torishima Pump Manufacturing Co., Ltd. .......             2,638
                                                                ---------------
                                                                         45,343
                                                                ---------------

               KOREA - 0.33%
         120   Woongjin Thinkbig Co., Ltd. * ................             1,492
                                                                ---------------

               NETHERLANDS - 4.31%
         524   Arcadis N.V. .................................             5,743
         238   Koninklijke (Royal) Philips
               Electronics N.V. .............................             4,327
         553   Qiagen N.V. * ................................             9,484
                                                                ---------------
                                                                         19,554
                                                                ---------------

               SINGAPORE - 1.95%
       6,000   ComfortDelgro Corp., Ltd. ....................             5,803
       4,000   Parkway Holdings, Ltd. .......................             3,073
                                                                ---------------
                                                                          8,876
                                                                ---------------

               SPAIN - 1.89%
       2,106   Iberdrola Renovables S.A. * ..................             8,575
                                                                ---------------

               SWEDEN - 1.15%
         390   Getinge AB, B Shares .........................             5,210
                                                                ---------------

               SWITZERLAND - 2.04%
          39   Alcon, Inc. ..................................             3,340
          61   Geberit AG ...................................             5,922
                                                                ---------------
                                                                          9,262
                                                                ---------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INDUSTRIES OF THE FUTURE FUND
JANUARY 31, 2009 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               UNITED KINGDOM - 7.95%
         231   Berkeley Group Holdings plc * ................   $         2,650
       1,404   Eaga plc .....................................             2,930
         740   FirstGroup plc ...............................             2,925
       1,166   Informa plc ..................................             4,051
         522   Intertek Group plc ...........................             6,457
       2,566   Phytopharm plc * .............................               139
       1,036   Plant Health Care plc * ......................             2,597
         741   Reed Elsevier plc ............................             5,573
       4,758   Sirius Real Estate, Ltd. .....................               960
         492   Spectris plc .................................             3,435
         402   Synergy Health plc ...........................             2,330
       1,635   Trading Emissions plc * ......................             2,038
                                                                ---------------
                                                                         36,085
                                                                ---------------

               UNITED STATES - 49.20%
         296   Acuity Brands, Inc. ..........................             7,954
         339   Agilent Technologies, Inc. * .................             6,129
         130   American Ecology Corp. .......................             2,593
         111   Apollo Group, Inc., Class A * ................             9,042
          71   C.R. Bard, Inc. ..............................             6,075
         113   Chemed Corp. .................................             4,535
         179   Clarcor, Inc. ................................             5,431
         191   Danaher Corp. ................................            10,683
         138   DaVita, Inc. * ...............................             6,486
         290   Emerson Electric Co. .........................             9,483
         313   Energy Recovery, Inc. * ......................             1,956
         511   Gentex Corp. .................................             4,287
         218   Henry Schein, Inc. * .........................             8,160
         145   HMS Holdings Corp. * .........................             4,488
         222   IDEX Corp. ...................................             5,019
         133   Itron, Inc. * ................................             8,685
         355   Johnson Controls, Inc. .......................             4,441
         131   Lindsay Corp. ................................             3,406
         203   LKQ Corp. * ..................................             2,345
         210   MEDNAX, Inc. * ...............................             7,050
         192   Medtronic, Inc. ..............................             6,430
         146   Meridian Bioscience, Inc. ....................             3,104
         171   Millipore Corp. * ............................             9,432
         522   Nalco Holding Co. ............................             5,121
         115   Ocean Power Technologies, Inc. * .............               775
         170   Ormat Technologies, Inc. .....................             5,268
         116   Pentair, Inc. ................................             2,653
         326   Polycom, Inc. * ..............................             4,580
       3,066   Polyfuel, Inc. * .............................               178
         314   Psychiatric Solutions, Inc. * ................             8,164
         527   Quanta Services, Inc. * ......................            11,267
         208   Quest Diagnostics, Inc. ......................            10,265
         164   ResMed, Inc. * ...............................             6,544
         201   Roper Industries, Inc. .......................             8,269
          91   Stericycle, Inc. * ...........................             4,452
         243   Thermo Fisher Scientific, Inc. * .............             8,731
         178   Union Pacific Corp. ..........................             7,795
          56   Zimmer Holdings, Inc. * ......................             2,038
                                                                ---------------
                                                                        223,314
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               TOTAL COMMON STOCK ...........................   $       440,992
                                                                ---------------
               (Cost $609,395)

PREFERRED STOCK - 1.62%
               GERMANY - 1.62%

         132   Fresenius SE .................................             7,334
                                                                ---------------

               TOTAL PREFERRED STOCK ........................             7,334
                                                                ---------------
               (Cost $9,883)

               TOTAL LONG TERM INVESTMENTS ..................           448,326
                                                                ---------------
               (Cost $619,278)

SHORT TERM INVESTMENT - 1.63%

       7,392   Fidelity Institutional Treasury Portfolio ....             7,392
                                                                ---------------

               TOTAL SHORT TERM INVESTMENT ..................             7,392
                                                                ---------------
               (Cost $7,392)

TOTAL INVESTMENTS - 100.40%

               (Cost $626,670) ..............................           455,718
                                                                ---------------

NET OTHER ASSETS AND LIABILITIES - (0.40)% ..................            (1,809)
                                                                ---------------
TOTAL NET ASSETS - 100.00% ..................................   $       453,909
                                                                ===============

*     Non income producing security

ADR   American Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INDUSTRIES OF THE FUTURE FUND
JANUARY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Electric Component & Equipment .....................................       9.87%
Health Care Equipment ..............................................       8.09
Health Care Services ...............................................       7.74
Life Sciences Tools & Services .....................................       7.42
Industrial Machinery ...............................................       7.01
Electronic Equipment & Instruments .................................       5.08
Education Services .................................................       3.88
Construction & Engineering .........................................       3.75
Industrial Power Production & Energy Trade .........................       3.52
Railroads ..........................................................       3.23
Health Care Facilities .............................................       3.22
Research & Consulting Services .....................................       2.83
Auto Parts & Equipment .............................................       2.59
Publishing .........................................................       2.45
Leisure Products ...................................................       2.28
Environment & Facilities Service ...................................       2.27
Specialty Chemicals ................................................       2.19
Trucking ...........................................................       1.92
Security & Alarm Service ...........................................       1.87
Health Care Distributors ...........................................       1.80
Building Products ..................................................       1.59
Construction, Farm Machinery & Truck ...............................       1.57
Multi-Utilities ....................................................       1.36
Homebuilding .......................................................       1.23
Industrial Gases ...................................................       1.18
Biotechnology ......................................................       1.03
Communications Equipment ...........................................       1.01
Heavy Electrical Equipment .........................................       1.00
Electric Utilities .................................................       0.96
Industrial Conglomerates ...........................................       0.95
Electronic Components ..............................................       0.80
Health Care Supplies ...............................................       0.74
Fertilizer & Agriculture Chemicals .................................       0.57
Coal & Consumable Fuels ............................................       0.53
Distributors .......................................................       0.52
Specialized Finance ................................................       0.45
Real Estate Operating Companies ....................................       0.21
Commodity Chemicals ................................................       0.03
Pharmaceuticals ....................................................       0.03
                                                                       --------
Long Term Investments ..............................................      98.77
Short Term Investment ..............................................       1.63
                                                                       --------
Total Investments ..................................................     100.40
Net Other Assets and Liabilities ...................................      (0.40)
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

COMMON STOCKS - 87.93%

               AUSTRALIA - 1.07%
   1,500,000   QBE Insurance Group, Ltd. ....................   $    22,590,205
                                                                ---------------

               CHINA - 5.36%
 169,979,000   Bank of China, Ltd., Class H .................        44,546,784
  30,985,000   China Communications
               Construction Co., Ltd., Class H ..............        30,180,279
  14,448,000   China Shipping Development Co., Ltd. .........        13,991,746
  21,000,000   PetroChina Co., Ltd., Class H ................        15,521,785
 125,809,000   SRE Group, Ltd. ..............................         8,608,261
                                                                ---------------
                                                                    112,848,855
                                                                ---------------

               DENMARK - 1.25%
       5,450   A P Moller - Maersk A/S ......................        26,304,986
                                                                ---------------

               FINLAND - 2.16%
   2,824,275   Sampo Oyj, A Shares ..........................        45,455,652
                                                                ---------------

               FRANCE - 14.02%
     209,369   Cap Gemini S.A. ..............................         7,251,457
   1,250,000   Carrefour S.A. ...............................        42,877,392
   1,395,373   Essilor International S.A. ...................        53,384,667
   1,500,000   France Telecom S.A. ..........................        33,725,733
   3,838,351   Rhodia S.A. ..................................        17,206,099
     604,929   Schneider Electric S.A. ......................        38,541,659
   1,096,196   Sodexho Alliance S.A. ........................        55,742,753
   1,800,000   Vivendi Universal S.A. .......................        46,578,387
                                                                ---------------
                                                                    295,308,147
                                                                ---------------

               GERMANY - 2.04%
     849,770   Deutsche Boerse AG ...........................        42,977,794
                                                                ---------------

               GREECE - 0.48%
     600,000   National Bank of Greece S.A. .................        10,125,402
                                                                ---------------

               HONG KONG - 3.72%
   6,060,000   China Mobile, Ltd. ...........................        54,667,093
       7,399   HKC Holdings, Ltd. * .........................                24
  24,622,000   Sino Land Co. Ltd. ...........................        23,586,750
                                                                ---------------
                                                                     78,253,867
                                                                ---------------

               IRELAND - 3.06%
   2,780,000   CRH plc ......................................        64,533,947
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-------------                                                   ---------------

               JAPAN - 21.42%
   9,468,000   Daiwa Securities

               Group, Inc. $ ................................        51,775,780
   1,268,000   Disco Corp. ..................................        30,799,451
  11,143,000   Hokuhoku Financial Group, Inc. ...............        22,008,575
   1,733,000   HOYA Corp. ...................................        30,789,661
   5,661,100   Leopalace21 Corp. ............................        47,533,656
   3,725,200   NSD Co., Ltd. ................................        28,760,283
      27,155   NTT DoCoMo, Inc. .............................        47,288,681
   7,059,000   Sekisui Chemical Co., Ltd. ...................        39,191,677
   1,464,800   Sumitomo Mitsui Financial Group, Inc. ........        58,026,719
   1,402,400   TDK Corp. ....................................        52,288,215
   4,213,000   Yamato Holdings Co., Ltd. ....................        42,761,459
                                                                ---------------
                                                                    451,224,157
                                                                ---------------

               NETHERLANDS - 2.90%
   1,700,000   Akzo Nobel N.V ...............................        61,034,102
                                                                ---------------

               RUSSIA - 2.46%
   3,999,985   OAO Gazprom, ADR .............................        51,879,806
                                                                ---------------

               SINGAPORE - 2.59%
   6,793,500   DBS Group Holdings, Ltd. .....................        39,220,411
   5,850,000   Keppel Corp., Ltd. ...........................        15,371,824
                                                                ---------------
                                                                     54,592,235
                                                                ---------------

               SPAIN - 2.82%
   1,550,344   Industria de Diseno
               Textil S.A. ..................................        59,313,602
                                                                ---------------

               SWITZERLAND - 7.12%
   4,175,330   ABB, Ltd. ....................................        54,499,954
   2,727,612   Compagnie Financiere Richemont S.A. ..........        39,977,070
   1,007,829   Kuehne & Nagel International AG ..............        55,609,153
                                                                ---------------
                                                                    150,086,177
                                                                ---------------

               TURKEY - 1.41%
  11,411,491   Turkiye Halk Bankasi A.S. ....................        29,722,307
                                                                ---------------

               UNITED KINGDOM - 11.52%
     610,645   Autonomy Corp., plc * ........................         9,681,316
   2,442,338   Cairn Energy plc * ...........................        64,417,729
   6,451,491   Capita Group plc .............................        65,259,504
  14,104,801   Debenhams plc ................................         6,438,812
   8,000,000   Hochschild Mining plc ........................        17,274,461
   1,353,552   Reckitt Benckiser Group plc ..................        52,471,923
   3,298,047   Xstrata plc ..................................        27,219,417
                                                                ---------------
                                                                    242,763,162
                                                                ---------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2009 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               UNITED STATES - 2.53%
     706,028   Activision Blizzard, Inc. * ..................   $     6,184,805
      14,538   Google, Inc., Class A * ......................         4,946,112
     265,760   Hewlett-Packard Co. ..........................         9,235,160
     103,218   International Business Machines Corp. ........         9,459,930
     262,206   McAfee, Inc. * ...............................         7,994,661
     519,990   Oracle Corp. * ...............................         8,751,432
     172,366   QUALCOMM, Inc. ...............................         5,955,245
      38,000   VistaPrint, Ltd. * ...........................           850,094
                                                                ---------------
                                                                     53,377,439
                                                                ---------------

               TOTAL COMMON STOCK ...........................     1,852,391,842
                                                                ---------------
               (Cost $2,975,245,410)

PREFERRED STOCK - 3.17%
               GERMANY - 3.17%
   1,202,292   Fresenius AG .................................        66,795,198
                                                                ---------------

               TOTAL PREFERRED STOCK
               (Cost $68,846,995) ...........................        66,795,198
                                                                ---------------

               TOTAL LONG TERM INVESTMENTS ..................     1,919,187,040
                                                                ---------------
               (Cost $3,044,092,405)

SHORT TERM INVESTMENT - 8.93%

 188,012,034   Fidelity Institutional
               Treasury Portfolio ...........................   $   188,012,034
                                                                ---------------

               TOTAL SHORT TERM INVESTMENT ..................       188,012,034
                                                                ---------------
               (Cost $188,012,034)

TOTAL INVESTMENTS - 100.03%
               (Cost $3,232,104,439) ........................     2,107,199,074
                                                                ---------------

NET OTHER ASSETS AND LIABILITIES - (0.03)% ..................          (615,158)
                                                                ---------------
TOTAL NET ASSETS - 100.00% ..................................   $ 2,106,583,916
                                                                ===============

*     Non income producing security

ADR   American Depositary Receipts



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Diversified Banks ..................................................       8.62%
Wireless Telecommunication Service .................................       4.84
Marine .............................................................       4.55
Electronic Components ..............................................       3.94
Integrated Oil & Gas ...............................................       3.20
Health Care Equipment ..............................................       3.17
Human Resource & Employment Services ...............................       3.10
Construction Materials .............................................       3.06
Oil & Gas Exploration & Production .................................       3.06
Diversified Chemicals ..............................................       2.90
Apparel Retail .....................................................       2.82
Restaurants ........................................................       2.65
Heavy Electrical Equipment .........................................       2.59
Health Care Supplies ...............................................       2.53
Household Products .................................................       2.49
Investment Banking & Brokerage .....................................       2.46
Diversified Real Estate ............................................       2.26
Movies & Entertainment .............................................       2.21
Multi-line Insurance ...............................................       2.16
Specialized Finance ................................................       2.04
Hypermarkets & Super Center ........................................       2.04
Air Freight & Logistics ............................................       2.03
Apparel, Accessories & Luxury Goods ................................       1.90
Homebuilding .......................................................       1.86
Electric Component & Equipment .....................................       1.83
Application Software ...............................................       1.82
Integrated Telecommunication Service ...............................       1.60
Real Estate Development ............................................       1.53
Semiconductor Equipment ............................................       1.46
Construction & Engineering .........................................       1.43
Diversified Metal & Mining .........................................       1.29
Property & Casualty Insurance ......................................       1.07
Regional Banks .....................................................       1.04
Computer Hardware ..................................................       0.89
Precious Metal & Mineral ...........................................       0.82
Specialty Chemicals ................................................       0.82
Systems Software ...................................................       0.79
Industrial Conglomerates ...........................................       0.73
IT Consulting & Other Services .....................................       0.34
Department Stores ..................................................       0.31
Home Entertainment Software ........................................       0.29
Communications Equipment ...........................................       0.28
Internet Software & Service ........................................       0.28
                                                                       --------
Long Term Investments ..............................................      91.10
Short Term Investment ..............................................       8.93
                                                                       --------
Total Investments ..................................................     100.03
Net Other Assets and Liabilities ...................................      (0.03)
                                                                       --------
                                                                         100.00%
                                                                       ========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

JAPAN-ASIA FOCUS FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

COMMON STOCKS - 99.44%

               HONG KONG - 3.04%
      63,000   China Mobile, Ltd. ...........................   $       568,321
     449,000   Sino Land Co., Ltd. ..........................           430,122
                                                                ---------------
                                                                        998,443
                                                                ---------------

               JAPAN - 94.90%
      59,900   Aeon Co., Ltd. ...............................           478,011
      67,300   Credit Saison Co., Ltd. ......................           655,977
     136,000   Daiwa House Industry Co., Ltd. ...............         1,210,864
     206,000   Daiwa Securities Group, Inc. .................         1,126,511
      44,600   Disco Corp. ..................................         1,083,325
      22,250   Hakuhodo DY Holdings, Inc.    .. .............           992,422
     109,790   Hitachi Systems & Services, Ltd. .............         1,148,360
     653,000   Hokuhoku Financial Group, Inc. ...............         1,289,742
      60,000   HOYA Corp. ...................................         1,066,001
     183,000   J Front Retailing Co., Ltd. ..................           650,322
     207,800   Leopalace21 Corp. ............................         1,744,801
     299,300   Mitsubishi UFJ Financial Group, Inc. .........         1,659,937
      43,600   Mitsui Sumitomo Insurance
                  Group Holdings, Inc. ......................         1,116,800
       2,600   Nintendo Co., Ltd. ...........................           799,843
      72,400   NS Solutions Corp. ...........................           861,688
      73,400   NSD Co., Ltd. ................................           566,682
       1,186   NTT DoCoMo, Inc. .............................         2,065,343
     138,000   Otsuka Kagu, Ltd. ............................           990,852
      28,000   Secom Co., Ltd. ..............................         1,173,685
     120,000   Sekisui Chemical Co., Ltd. ...................           666,242
     112,400   Shinko Electric Industries Co., Ltd. .........           945,908
      40,700   Sumitomo Mitsui Financial Group, Inc. ........         1,612,293
      21,600   Takeda Pharmaceutical Co., Ltd. ..............         1,009,179
      40,500   TDK Corp. ....................................         1,510,035
      38,700   Tokyo Broadcasting System, Inc. ..............           521,045
     458,000   Ube Industries, Ltd. .........................           981,766
         287   West Japan Railway Co. .......................         1,166,670
      46,700   Xebio Co., Ltd. ..............................           851,483
     121,000   Yamato Holdings Co., Ltd. ....................         1,228,136
                                                                ---------------
                                                                     31,173,923
                                                                ---------------

               SINGAPORE - 1.50%
      85,500   DBS Group Holdings, Ltd. .....................           493,611
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               TOTAL LONG TERM INVESTMENTS ..................   $    32,665,977
                                                                ---------------
               (Cost $47,696,596)

SHORT TERM INVESTMENT - 3.65%
   1,199,737   Fidelity Institutional Treasury Portfolio ....         1,199,737
                                                                ---------------

               TOTAL SHORT TERM INVESTMENT ..................         1,199,737
                                                                ---------------
               (Cost $1,199,737)

               TOTAL INVESTMENTS - 103.09% ..................        33,865,714
                                                                ---------------
               (Cost $48,896,333)

NET OTHER ASSETS AND LIABILITIES - (3.09)% ..................        (1,016,915)
                                                                ---------------
TOTAL NET ASSETS - 100.00% ..................................   $    32,848,799
                                                                ===============

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

JAPAN-ASIA FOCUS FUND
JANUARY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Diversified Banks ..................................................      11.46%
Divers Real Estate .................................................       9.00
Wireless Telecommunication Service .................................       8.02
Electronic Components ..............................................       7.84
IT Consulting & Other Services .....................................       6.12
Regional Banks .....................................................       3.93
Air Freight & Logistics ............................................       3.74
Security & Alarm Service ...........................................       3.57
Railroads ..........................................................       3.55
Investment Banking & Brokerage .....................................       3.43
Property & Casualty Insurance ......................................       3.40
Semiconductor Equipment ............................................       3.30
Pharmaceuticals ....................................................       3.07
Advertising ........................................................       3.02
Home Furnishing Retail .............................................       3.02
Diversified Chemicals ..............................................       2.99
Semiconductors .....................................................       2.88
Specialty Stores ...................................................       2.59
Home Entertainment Software ........................................       2.43
Homebuilding .......................................................       2.03
Consumer Finance ...................................................       2.00
Department Stores ..................................................       1.98
Application Software ...............................................       1.72
Broadcasting .......................................................       1.59
Hypermarkets & Super Center ........................................       1.45
Real Estate Development ............................................       1.31
                                                                       --------
Long Term Investments ..............................................      99.44
Short Term Investment ..............................................       3.65
                                                                       --------
Total Investments ..................................................     103.09
Net Other Assets and Liabilities ...................................      (3.09)
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

US FOCUS FUND
JANUARY 31, 2009

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

COMMON STOCKS - 95.84%

               BEVERAGES - 3.99%
       3,993   PepsiCo, Inc. ................................   $       200,568
                                                                ---------------

               BIOTECHNOLOGY - 6.40%
       3,960   Genentech, Inc. * ............................           321,710
                                                                ---------------

               CAPITAL MARKETS - 5.28%
       7,300   Lazard, Ltd., Class A ........................           193,450
       5,300   The Charles Schwab Corp. .....................            72,027
                                                                ---------------
                                                                        265,477
                                                                ---------------

               CHEMICALS - 3.96%
       3,200   Praxair, Inc. ................................           199,232
                                                                ---------------

               COMMERCIAL SERVICES & SUPPLIES - 11.59%
      12,250   Cenveo, Inc. * ...............................            48,387
      12,642   Corrections Corporation of America * .........           174,207
       9,689   Republic Services, Inc. ......................           250,557
       4,155   The Brink's Co. ..............................           109,817
                                                                ---------------
                                                                        582,968
                                                                ---------------

               COMMUNICATIONS EQUIPMENT - 1.17%
       1,710   QUALCOMM, Inc. ...............................            59,080
                                                                ---------------

               COMPUTER & PERIPHERAL - 5.94%
       1,885   Apple, Inc. * ................................           169,895
       1,723   Hewlett-Packard Co. ..........................            59,874
         755   International Business
               Machines Corp. ...............................            69,196
                                                                ---------------
                                                                        298,965
                                                                ---------------

               DIVERSIFIED CONSUMER SERVICES - 1.89%
       4,155   Brink's Home Security Holdings, Inc. * .......            95,025
                                                                ---------------

               DIVERSIFIED FINANCIAL SERVICES - 1.13%
       8,600   Bank of America Corp. ........................            56,588
                                                                ---------------

               DIVERSIFIED TELECOMMUNICATION SERVICES - 2.06%
       4,200   AT&T, Inc. ...................................           103,404
                                                                ---------------

               ELECTRIC UTILITIES - 4.99%
       7,500   Southern Co. .................................           250,875
                                                                ---------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               ELECTRICAL EQUIPMENT - 2.52%
       7,692   General Cable Corp. * ........................   $       126,610
                                                                ---------------

               FOOD & STAPLES RETAILING - 3.74%
       7,000   CVS Caremark Corp. ...........................           188,160
                                                                ---------------

               INSURANCE - 3.66%
       4,975   AON Corp. ....................................           184,324
                                                                ---------------

               INTERNET SOFTWARE & SERVICES - 2.33%
         140   Google, Inc., Class A * ......................            47,631
       3,034   VistaPrint, Ltd. * ...........................            69,478
                                                                ---------------
                                                                        117,109
                                                                ---------------

               LIFE SCIENCES TOOLS & SERVICES - 3.57%
       5,000   Thermo Fisher Scientific, Inc. * .............           179,650
                                                                ---------------

               METAL & MINING - 3.14%
       6,291   Freeport-McMoRan Copper & Gold, Inc. .........           158,156
                                                                ---------------

               MULTI-UTILITIES - 2.83%
       4,842   Puget Energy, Inc. ...........................           142,355
                                                                ---------------

               OIL, GAS & CONSUMABLE FUELS - 5.69%
      14,687   El Paso Corp. ................................           120,140
       6,100   Marathon Oil Corp. ...........................           166,103
                                                                ---------------
                                                                        286,243
                                                                ---------------

               PHARMACEUTICALS - 6.89%
       2,761   Abbott Laboratories ..........................           153,070
       9,036   Bristol-Myers Squibb Co. .....................           193,461
                                                                ---------------
                                                                        346,531
                                                                ---------------

               ROAD & RAIL - 1.87%
       1,420   Burlington Northern Santa Fe Corp. ...........            94,075
                                                                ---------------

               SOFTWARE - 6.27%
       4,576   Activision Blizzard, Inc. * ..................            40,086
       1,542   McAfee, Inc. * ...............................            47,015
       2,700   NDS Group plc, ADR * .........................           167,211
       3,631   Oracle Corp. * ...............................            61,110
                                                                ---------------
                                                                        315,422
                                                                ---------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

US FOCUS FUND
JANUARY 31, 2009 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
------------                                                    ---------------

               WIRELESS TELECOMMUNICATION SERVICES - 4.93%
       8,176   American Tower Corp., Class A * ..............   $       248,060
                                                                ---------------

               TOTAL LONG TERM INVESTMENTS
               (Cost $6,424,800) ............................         4,820,587
                                                                ---------------

SHORT TERM INVESTMENTS - 5.38%

     270,495   Fidelity Institutional Treasury Portfolio ....           270,495
                                                                ---------------

               TOTAL SHORT TERM INVESTMENT ..................           270,495
                                                                ---------------
               (Cost $270,495)

TOTAL INVESTMENTS - 101.22% .................................         5,091,082
                                                                ---------------
               (Cost $6,695,295)

NET OTHER ASSETS AND LIABILITIES - (1.22)% ..................           (61,350)
                                                                ---------------

TOTAL NET ASSETS - 100.00% ..................................   $     5,029,732
                                                                ===============

*     Non income producing security

ADR   American Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2009

     FACE                                                                                      VALUE
    AMOUNT                                                              COUPON    MATURITY    (NOTE 2)
---------------                                                         -------   --------   -----------
CORPORATE BONDS - 82.31%

                  BELGIUM - 0.34%
EUR     600,000   WDAC Subsidiary Corp. .............................     8.500%   12/1/14   $   176,695
                                                                                             -----------

                  CANADA - 1.83%
EUR   1,000,000   Bombardier, Inc. ..................................     7.250   11/15/16       953,898
                                                                                             -----------

                  CROATIA - 0.96%
EUR     550,000   Agrokor D.D. ......................................     7.000   11/23/11       499,996
                                                                                             -----------

                  DENMARK - 3.09%
EUR   1,950,000   FS Funding AS .....................................     8.875    5/15/16     1,610,423
                                                                                             -----------

                  FRANCE - 7.46%
USD     140,000   AXA S.A. (a) ......................................     7.100     5/7/09        91,700
EUR   1,910,000   Belvedere S.A. (b) (c) ............................     8.106    5/15/13       648,074
USD   1,500,000   Credit Agricole S.A. (a) ..........................     6.637    5/31/17       533,388
EUR   1,120,000   Crown European Holdings S.A. ......................     6.250     9/1/11     1,369,516
EUR   2,000,000   Rhodia S.A. (d) ...................................     5.362   10/15/13     1,241,988
                                                                                             -----------
                                                                                               3,884,666
                                                                                             -----------

                  GERMANY - 3.50%
EUR   1,100,000   Cognis GmbH .......................................     9.500    5/15/14       753,515
USD   1,100,000   Kabel Deutschland GmbH ............................    10.625     7/1/14     1,067,000
                                                                                             -----------
                                                                                               1,820,515
                                                                                             -----------

                  IRELAND - 2.45%
EUR     300,000   BCM Ireland Finance, Ltd. (b) (d) .................     9.245    8/15/16       184,378
EUR     745,000   BCM Ireland Finance, Ltd. .........................     9.245    8/15/16       457,871
USD   1,000,000   VIP Finance Ireland, Ltd. (b) .....................     9.125    4/30/18       635,000
                                                                                             -----------
                                                                                               1,277,249
                                                                                             -----------

                  ITALY - 4.80%
EUR     300,000   Lighthouse International Co., S.A .................     8.000    4/30/14       186,298
EUR     900,000   Lottomatica SpA (a) ...............................     8.250    3/31/16       846,985
EUR     700,000   Wind Acquisition Finance S.A ......................     9.750    12/1/15       797,689
USD     750,000   Wind Acquisition Finance S.A. (b) .................    10.750    12/1/15       671,250
                                                                                             -----------
                                                                                               2,502,222
                                                                                             -----------

                  LUXEMBOURG - 3.71%
EUR   1,100,000   Cablecom Luxembourg SCA ...........................     8.000    11/1/16     1,098,583
GBP     400,000   Glencore Finance Europe S.A. ......................     6.500    2/27/19       301,194
EUR   2,300,000   Hellas Telecommunications Luxembourg II (d) .......     8.612    1/15/15       530,086
                                                                                             -----------
                                                                                               1,929,863
                                                                                             -----------

                  NETHERLANDS - 8.17%
USD   1,275,000   Allianz Finance II B.V. (a) .......................     7.250    3/10/09       886,125
USD   2,000,000   Arran Corporate Loans B.V., Class E3 (d) (e) ......     4.775    6/20/25       607,400
USD     500,000   Impress Holdings B.V. (b) (d) .....................     4.219    9/15/13       242,500
EUR   1,000,000   Impress Holdings B.V. (d) .........................     5.737    9/15/13     1,011,516
USD   2,000,000   Lukoil International Finance B.V. (b) .............     6.356     6/7/17     1,510,000
                                                                                             -----------
                                                                                               4,257,541
                                                                                             -----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2009 (CONTINUED)

     FACE                                                                                          VALUE
    AMOUNT                                                                  COUPON   MATURITY     (NOTE 2)
---------------                                                            -------   --------   -----------
                  NORWAY - 3.82%
EUR   1,600,000   Nordic Telephone Company ApS (d) .....................     7.601%    5/1/16   $  1,567,210
EUR     400,000   Nordic Telephone Company ApS .........................     8.250     5/1/16        419,971
                                                                                                ------------
                                                                                                   1,987,181
                                                                                                ------------

                  RUSSIA - 0.34%
USD     300,000   VTB Capital S.A. (b) .................................     6.250    6/30/35        175,500
                                                                                                ------------

                  UNITED KINGDOM - 21.02%
USD   3,800,000   Aberdeen Asset Management plc (a) ....................     7.900    5/29/12      2,128,000
GBP     850,000   Allied Domecq Financial Services plc .................     6.625    6/12/14      1,108,511
USD   1,650,000   Barclays Bank plc (a) (b) ............................     5.926   12/15/16        709,879
USD   3,000,000   Catlin Insurance Co., Ltd. (a) (b) ...................     7.249    1/19/17        715,032
EUR   1,000,000   Colt Telecom Group S.A. ..............................     7.625   12/15/09      1,190,772
EUR     200,000   Investec Tier I UK LP plc (a) ........................     7.075    6/24/15         72,983
USD   3,191,000   Lloyds TSB Group plc (a) (b) .........................     6.267   11/14/16        792,884
USD   2,650,000   Old Mutual Capital Funding (a) .......................     8.000    3/22/09        954,000
GBP     550,000   Pipe Holding plc .....................................     7.750    11/1/11        334,765
USD   3,700,000   Royal Bank of Scotland Group plc (a) .................     7.640    9/29/17        573,722
USD   4,000,000   Standard Chartered plc (a) ...........................     6.409    1/30/17      1,300,000
GBP     900,000   Virgin Media plc .....................................     9.750    4/15/14      1,069,509
                                                                                                ------------
                                                                                                  10,950,057
                                                                                                ------------

                  UNITED STATES - 20.82%
USD   3,000,000   AXA S.A. (a) (b) .....................................     6.463   12/14/18      1,317,507
USD   1,900,000   BayernLB Capital Trust I (a) .........................     6.203    5/31/17        450,300
EUR     900,000   Central European Distribution Corp. ..................     8.000    7/25/12        916,126
EUR     650,000   Fresenius Medical Care Capital Trust V (Preferred) ...     7.375    6/15/11        867,631
GBP   1,700,000   HCA, Inc. ............................................     8.750    11/1/10      1,786,139
USD   1,550,000   Hertz Corp. ..........................................     8.875     1/1/14      1,019,125
USD   1,400,000   Hertz Corp. ..........................................    10.500     1/1/16        736,750
EUR     450,000   Huntsman International LLC ...........................     7.500     1/1/15        221,829
EUR   2,500,000   Lehman Brothers UK Capital
                     Funding IV LP (a) (c) (e) (f) .....................     5.750    4/25/12             --
EUR   1,700,000   Levi Strauss & Co. ...................................     8.625     4/1/13      1,567,209
USD     500,000   Sungard Data Systems, Inc. ...........................    10.250    8/15/15        342,500
USD   1,500,000   Swiss Re Capital I LP (a) (b) ........................     6.854    5/25/16        521,571
GBP     300,000   WMG Acquisition Corp. ................................     8.125    4/15/14        219,554
USD   1,200,000   Wynn Las Vegas LLC ...................................     6.625    12/1/14        880,500
                                                                                                ------------
                                                                                                  10,846,741
                                                                                                ------------

                  TOTAL CORPORATE BONDS ................................                          42,872,547
                                                                                                ------------
                  (Cost $88,295,075)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.75%

                  UNITED STATES - 5.75%
USD   1,900,000   United States Treasury Note ..........................     2.000   11/30/13      1,918,555
USD   1,000,000   United States Treasury Note ..........................     3.750   11/15/18      1,077,193
                                                                                                ------------
                                                                                                   2,995,748
                                                                                                ------------

                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .............                           2,995,748
                                                                                                ------------
                  (Cost $3,041,648)

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2009 (CONTINUED)

     FACE                                                                   VALUE
    AMOUNT                                                                 (NOTE 2)
---------------                                                          ------------
                  TOTAL CORPORATE AND U.S. GOVERNMENT AGENCY BONDS ...   $ 45,868,295
                                                                         ------------
                  (Cost $91,336,723)

PREFERRED STOCK - 0.48%

                  UNITED STATES - 0.48%
            500   Bank of America Corp. ..............................        252,250
                                                                         ------------

                  TOTAL PREFERRED STOCK ..............................        252,250
                                                                         ------------
                  (Cost $500,000)

                  TOTAL LONG TERM INVESTMENTS ........................     46,120,545
                                                                         ------------
                  (Cost $91,836,723)

SHORT TERM INVESTMENT - 9.68%

      5,043,119   Fidelity Institutional Treasury Portfolio ..........      5,043,119
                                                                         ------------

                  TOTAL SHORT TERM INVESTMENT ........................      5,043,119
                                                                         ------------
                  (Cost $5,043,119)

TOTAL INVESTMENTS - 98.22% ...........................................     51,163,664
                                                                         ------------
                  (Cost $96,879,842)

NET OTHER ASSETS AND LIABILITIES - 1.78% .............................        925,197
                                                                         ------------

TOTAL NET ASSETS - 100.00% ...........................................   $ 52,088,861
                                                                         ============

(a) Maturity date is perpetual. Maturity date presented represents the next call date.

(b) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt from registration under the securities Act of 1933 as amended. At January 31, 2009 the securities had an aggregate value of $7,948,075, which represented 15.26% of net assets.

(c)   In default

(d) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

(e) The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

(f) Fair valued at January 31, 2009, as determined in good faith using procedures approved by the Trustees of the Trust.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Telecommunication Services .........................................      10.15%
Commercial Banks Non-US ............................................       6.74
Multi-line Insurance ...............................................       5.78
Sovereign ..........................................................       5.75
Special Purpose Entity .............................................       5.29
Beverages - Wine / Spirits .........................................       5.13
Containers - Metal / Glass .........................................       5.04
Cable TV ...........................................................       4.16
Investment Management / Advisory Service ...........................       4.08
Medical - Hospitals ................................................       3.43
Rental Auto / Equipment ............................................       3.37
Building - Maintenance & Service ...................................       3.09
Apparel Manufacturers ..............................................       3.01
Finance - Other Services ...........................................       2.90
Chemicals - Specialty ..............................................       2.81
Telephone - Integrated .............................................       2.05
Diversified Manufacturing Operation ................................       1.83
Casino Hotels ......................................................       1.69

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Medical Products ...................................................       1.67
Lottery Services ...................................................       1.63
Diversified Banking Institution ....................................       1.59
Chemicals - Diversified ............................................       1.45
Cellular Telecommunication .........................................       1.22
Other ABS ..........................................................       1.16
Food - Miscellaneous / Diversified .................................       0.96
Computer Services ..................................................       0.66
Diversified Operations .............................................       0.64
Music ..............................................................       0.42
Multimedia .........................................................       0.36
Advertising Services ...............................................       0.34
Finance - Commercial ...............................................       0.14
                                                                       --------
Long Term Investments ..............................................      88.54
Short Term Investment ..............................................       9.68
                                                                       --------
Total Investments ..................................................      98.22
Net Other Assets and Liabilities ...................................       1.78
                                                                       --------
                                                                         100.00%
                                                                       ========

                       See Notes to Financial Statements.

                       This page intentionally left blank.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2009

                                                                EUROPEAN     GLOBAL EQUITY            GLOBAL
                                                                   FOCUS            INCOME     OPPORTUNITIES
                                                                    FUND              FUND              FUND
------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value Securities                        $ 271,963,616     $ 229,550,166     $  14,153,109
   Short Term investments                                     30,500,293        16,939,433            46,825
-------------------------------------------------------------------------------------------------------------
Total investments, at value                                  302,463,909       246,489,599        14,199,934
Cash                                                                  --                --                --
Foreign cash, at value                                                --        11,663,626                31
Dividends and interest receivable                                663,404         1,634,634            38,276
Receivable for investment securities sold                         86,400                --            66,369
Receivable for fund shares sold                                  248,208         1,864,675             2,400
Forward foreign currency contracts                             2,846,200         3,140,980                --
Receivable from investment adviser                                    --                --                --
Prepaid expenses and other assets                                 47,299            33,966            19,454
-------------------------------------------------------------------------------------------------------------
   Total Assets                                              306,355,420       264,827,480        14,326,464
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    2,244,461                --           114,872
Payable for fund shares redeemed                               1,425,330         1,637,164           393,667
Payable to custodian                                                  --                --                --
Payable for dividends                                                 --             2,474                --
Payable for open forward foreign currency contracts                   --                --                --
Payable to investment adviser                                    341,147           213,319             5,906
Payable for 12b-1 distribution and service fees                  132,481           135,263             8,381
Accrued expenses and other payables                              232,134           137,075            46,532
-------------------------------------------------------------------------------------------------------------
   Total Liabilities                                           4,375,553         2,125,295           569,358
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $ 301,979,867     $ 262,702,185     $  13,757,106
=============================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                            $ 848,867,941     $ 441,296,074     $  22,524,504
Accumulated undistributed net investment income (loss)       (15,160,836)        1,158,158           (26,363)
Accumulated net realized loss on investments and foreign    (180,619,966)      (73,085,395)       (8,492,642)
   currency transactions
Net unrealized depreciation of investments and
   foreign currencies                                       (351,107,272)     (106,666,652)         (248,393)
-------------------------------------------------------------------------------------------------------------
                                                           $ 301,979,867     $ 262,702,185     $  13,757,106
=============================================================================================================
NET ASSETS:
Class A Shares                                             $ 203,294,692     $ 146,255,254     $   6,792,305
=============================================================================================================
Class B Shares                                             $  20,256,437               N/A               N/A
=============================================================================================================
Class C Shares                                             $  78,428,738     $ 116,446,931     $   6,964,801
=============================================================================================================
Class R Shares                                                       N/A               N/A               N/A
=============================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        17,206,111        23,531,390         1,085,779
=============================================================================================================
Class B Shares (unlimited number of shares authorized)         1,796,028               N/A               N/A
=============================================================================================================
Class C Shares (unlimited number of shares authorized)         6,954,553        18,789,889         1,106,556
=============================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A               N/A               N/A
=============================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share             $       11.82     $        6.22     $        6.26
-------------------------------------------------------------------------------------------------------------
Maximum sales charge*                                               5.75%             5.75%             5.75%
Maximum offering price per share                           $       12.54     $        6.60     $        6.64
=============================================================================================================
CLASS B SHARES:
Net asset value and offering price per share               $       11.28               N/A               N/A
=============================================================================================================
CLASS C SHARES:
Net asset value and offering price per share               $       11.28     $        6.20     $        6.29
=============================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A               N/A               N/A
=============================================================================================================
Investments, at cost                                       $ 656,371,032     $ 355,473,390     $  14,446,647
=============================================================================================================
Foreign cash, at cost                                      $          --     $  12,434,555     $          46
=============================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

* On sales of $50,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2009 (CONTINUED)

                                                                    GLOBAL         INDUSTRIES      INTERNATIONAL         JAPAN-ASIA
                                                                TECHNOLOGY             OF THE      OPPORTUNITIES              FOCUS
                                                                      FUND        FUTURE FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value Securities                        $    73,778,229    $       448,326    $ 1,919,187,040    $    32,665,977
Short Term investments                                           7,976,186              7,392        188,012,034          1,199,737
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                     81,754,415            455,718      2,107,199,074         33,865,714
Cash                                                                    --              2,847                 --                 --
Foreign cash, at value                                           2,872,195                 --                 --             10,474
Dividends and interest receivable                                   37,057                353          3,118,258             57,351
Receivable for investment securities sold                        3,265,917              1,686         19,284,991            351,902
Receivable for fund shares sold                                     53,457             28,385          6,051,864             10,928
Forward foreign currency contracts                                      --                 --         11,235,000                 --
Receivable from investment adviser                                      --                 --                 --                 --
Prepaid expenses and other assets                                   28,960             30,381            155,137             16,504
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                 88,012,001            519,370      2,147,044,324         34,312,873
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                      6,067,548                 --         28,554,744          1,194,357
Payable for fund shares redeemed                                   407,071                 --          7,728,178            127,426
Payable to custodian                                                    --                 --                 --             57,340
Payable for dividends                                                   67                 --                 --                 --
Payable for open forward foreign currency contracts                     --                 --                 --                 --
Payable to investment adviser                                       91,835             27,041          2,301,529             23,746
Payable for 12b-1 distribution and service fees                     40,810                151            915,311             16,096
Accrued expenses and other payables                                 74,729             38,269            960,646             45,109
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                             6,682,060             65,461         40,460,408          1,464,074
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $    81,329,941    $       453,909    $ 2,106,583,916    $    32,848,799
====================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                            $   175,860,905    $       652,518    $ 3,692,495,853    $    66,153,214
Accumulated undistributed net investment income (loss)            (765,821)            (1,976)        (2,818,216)          (165,168)
Accumulated net realized loss on investments and foreign
   currency transactions                                       (81,418,331)           (25,679)      (469,147,952)       (18,069,316)
Net unrealized depreciation of investments and
   foreign currencies                                          (12,346,812)          (170,954)    (1,113,945,769)       (15,069,931)
------------------------------------------------------------------------------------------------------------------------------------
                                                           $    81,329,941    $       453,909    $ 2,106,583,916    $    32,848,799
====================================================================================================================================
NET ASSETS:
Class A Shares                                             $    46,639,726    $       366,063    $ 1,455,729,429    $    20,064,373
====================================================================================================================================
Class B Shares                                             $     4,470,751                N/A    $    72,343,296                N/A
====================================================================================================================================
Class C Shares                                             $    30,219,464    $        87,846    $   577,167,701    $    12,784,426
====================================================================================================================================
Class R Shares                                                         N/A                N/A          1,343,490                N/A
===================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)           5,021,325             58,593        105,689,271          3,480,500
====================================================================================================================================
Class B Shares (unlimited number of shares authorized)             507,302                N/A          5,509,301                N/A
====================================================================================================================================
Class C Shares (unlimited number of shares authorized)           3,438,190             13,963         43,981,015          2,268,582
====================================================================================================================================
Class R Shares (unlimited number of shares authorized)                 N/A                N/A             98,285                N/A
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share             $          9.29    $          6.25    $         13.77    $          5.76
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge*                                                 5.75%              5.75%              5.75%              5.75%
Maximum offering price per share                           $          9.86    $          6.63    $         14.61    $          6.11
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share               $          8.81                N/A    $         13.13                N/A
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share               $          8.79    $          6.29    $         13.12    $          5.64
====================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                           N/A                N/A    $         13.67                N/A
====================================================================================================================================
Investments, at cost                                       $    94,014,179    $       626,670    $ 3,232,104,439    $    48,896,333
====================================================================================================================================
Foreign cash, at cost                                      $     2,997,435                N/A                $--    $        10,468
====================================================================================================================================

                                                                        US           WORLDWIDE
                                                                     FOCUS              INCOME
                                                                      FUND                FUND
-----------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value Securities                        $     4,820,587     $    46,120,545
   Short Term investments                                          270,495           5,043,119
-----------------------------------------------------------------------------------------------
Total investments, at value                                      5,091,082          51,163,664
Cash                                                                    --                 357
Foreign cash, at value                                                  --                  52
Dividends and interest receivable                                   12,212           1,316,178
Receivable for investment securities sold                          120,934                  --
Receivable for fund shares sold                                         --             240,467
Forward foreign currency contracts                                      --                  --
Receivable from investment adviser                                   6,359                  --
Prepaid expenses and other assets                                    7,717              24,744
-----------------------------------------------------------------------------------------------
   Total Assets                                                  5,238,304          52,745,462
-----------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                         47,631                  --
Payable for fund shares redeemed                                   121,261             232,724
Payable to custodian                                                 9,375                  --
Payable for dividends                                                   --             163,799
Payable for open forward foreign currency contracts                     --             138,352
Payable to investment adviser                                           --              33,540
Payable for 12b-1 distribution and service fees                      2,995              29,813
Accrued expenses and other payables                                 27,310              58,373
-----------------------------------------------------------------------------------------------
   Total Liabilities                                               208,572             656,601
-----------------------------------------------------------------------------------------------
NET ASSETS                                                 $     5,029,732     $    52,088,861
===============================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                            $     8,067,553     $   118,127,746
Accumulated undistributed net investment income (loss)               1,065             (44,458)
Accumulated net realized loss on investments and foreign        (1,434,673)        (19,635,725)
   currency transactions                                        (1,604,213)        (46,358,702)
Net unrealized depreciation of investments and             $     5,029,732     $    52,088,861
   foreign currencies                                      $     2,481,177     $    24,389,910
-----------------------------------------------------------------------------------------------
                                                           $       645,463     $     3,462,039
===============================================================================================
NET ASSETS:
Class A Shares                                             $     1,903,092     $    24,236,912
===============================================================================================
Class B Shares                                                         N/A                 N/A
===============================================================================================
Class C Shares
===============================================================================================
Class R Shares                                                     413,462           4,053,339
===============================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)             111,803             575,203
===============================================================================================
Class B Shares (unlimited number of shares authorized)             329,592           4,029,492
===============================================================================================
Class C Shares (unlimited number of shares authorized)                 N/A                 N/A
===============================================================================================
Class R Shares (unlimited number of shares authorized)
===============================================================================================
CLASS A SHARES:
Net asset value and redemption price per share             $          6.00     $          6.02
-----------------------------------------------------------------------------------------------
Maximum sales charge*                                                 5.75%               4.75%
Maximum offering price per share                           $          6.37     $          6.32
===============================================================================================
CLASS B SHARES:
Net asset value and offering price per share               $          5.77     $          6.02
===============================================================================================
CLASS C SHARES:
Net asset value and offering price per share               $          5.77     $          6.01
===============================================================================================
CLASS R SHARES:
Net asset value and offering price per share                           N/A                 N/A
===============================================================================================
Investments, at cost                                       $     6,695,295     $    96,879,842
===============================================================================================
Foreign cash, at cost                                                  N/A     $            53
===============================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL                                       FUNDSFINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JANUARY 31, 2009

                                                                 EUROPEAN    GLOBAL EQUITY           GLOBAL
                                                                    FOCUS           INCOME    OPPORTUNITIES
                                                                     FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $  10,855,028    $   9,977,703    $     153,577
Interest                                                           12,007           80,213            3,630
Foreign taxes withheld                                           (618,811)        (461,579)          (3,775)
------------------------------------------------------------------------------------------------------------
   Total Investment Income                                     10,248,224        9,596,337          153,432
------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                        2,677,629        1,282,034           88,340
12b-1 distribution and service fees:
   Class A Shares                                                 476,283          189,551           12,518
   Class B Shares                                                 152,197               --               --
   Class C Shares                                                 686,255          665,800           30,217
   Class R Shares                                                      --               --               --
Transfer agent fees                                               552,458          182,722            8,273
Custodian fees                                                    159,054           61,234           19,869
Administrative fees                                                95,241           49,065            3,352
Printing and postage fees                                          91,823           46,194            2,644
Accounting fees                                                    29,417           26,970           46,012
Registration and filing fees                                       24,662           29,172           14,239
Audit fees                                                         19,320           14,300           14,361
Compliance Officer fees                                            21,662            8,599              519
Legal fees                                                         14,868            6,322              307
Trustees' fees and expenses                                        12,074            6,259              338
Offering expenses                                                      --               --               --
Miscellaneous fees                                                 47,364           16,405            1,221
------------------------------------------------------------------------------------------------------------
   Total Expenses                                               5,060,307        2,584,627          242,210
------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser              --          (91,217)         (62,963)
------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        --        2,493,410          179,247
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                    5,187,917        7,102,927          (25,815)
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                   (216,385,421)     (66,791,773)      (7,361,260)
   Foreign currency transactions                               38,052,233       17,953,164          405,334
Net change in unrealized appreciation/(depreciation) of:
   Investments                                               (287,555,011)     (55,974,962)       1,221,256
   Translation of other assets and liabilities                    576,221        2,911,519          (22,839)
   Net Realized and Unrealized Loss                          (465,311,978)    (101,902,052)      (5,757,509
============================================================================================================
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $(460,124,061)   $ (94,799,125)   $  (5,783,324)
============================================================================================================

* Inception date for the Industries of the Future Fund was August 29, 2008.

                       See Notes to Financial Statements.

HENDERSON GLOBAL                                       FUNDSFINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF OPERATIONS
(CONTINUED)

                                                                   GLOBAL       INDUSTRIES      INTERNATIONAL      JAPAN-ASIA
                                                               TECHNOLOGY           OF THE      OPPORTUNITIES           FOCUS
                                                                     FUND      FUTURE FUND*              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $     607,253    $       1,472    $    42,467,949    $    435,052
Interest                                                           40,417              185          1,006,418             848
Foreign taxes withheld                                           (25,419)              (30)        (2,619,721)        (29,289)
------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                        622,251            1,627         40,854,646         406,611
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                          633,964            1,717         13,725,341         195,071
12b-1 distribution and service fees:
   Class A Shares                                                  96,610              345          2,418,483          29,913
   Class B Shares                                                  28,720               --            453,562              --
   Class C Shares                                                 218,571              339          3,930,458          75,355
   Class R Shares                                                      --               --              4,083              --
Transfer agent fees                                               136,636              303          2,634,758          49,122
Custodian fees                                                     15,726           27,553            432,788          20,413
Administrative fees                                                22,349               60            481,562           6,988
Printing and postage fees                                          23,103              305            487,355           7,500
Accounting fees                                                    28,464           20,808             47,679          30,528
Registration and filing fees                                       27,581              701            102,505          12,206
Audit fees                                                         19,139           13,775             18,127          17,604
Compliance Officer fees                                             4,693               22             90,858           1,200
Legal fees                                                          3,204               61             68,581             920
Trustees' fees and expenses                                         2,818               61             62,725             860
Offering expenses                                                      --           23,366                 --              --
Miscellaneous fees                                                  8,997              554            187,462           3,246
------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                               1,270,575           89,970         25,146,327         450,926
------------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser              --          (86,367)                --         (15,780)
------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        --            3,603                 --         435,146
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                    (648,324)           (1,976)        15,708,319         (28,535)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                   (44,786,286)          (25,074)      (465,587,833)     (8,191,119)
   Foreign currency transactions                                (252,100)             (605)        62,517,146          (6,731)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                               (10,978,894)         (170,952)    (1,045,714,241)     (4,674,401)
   Translation of other assets and liabilities                   (80,942)               (2)         6,089,066            (444)
   Net Realized and Unrealized Loss                          (56,098,222)         (196,633)    (1,442,695,862)    (12,872,695)
==============================================================================================================================
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $(56,746,546)    $    (198,609)   $(1,426,987,543)   $(12,901,230)
==============================================================================================================================

                                                                       US        WORLDWIDE
                                                                    FOCUS           INCOME
                                                                     FUND             FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $      59,615    $     202,244
Interest                                                            1,852        4,918,203
Foreign taxes withheld                                                (72)          (9,551)
-------------------------------------------------------------------------------------------
   Total Investment Income                                         61,395        5,110,896
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                           33,593          385,993
12b-1 distribution and service fees:
   Class A Shares                                                   5,295           53,756
   Class B Shares                                                   3,017           22,007
   Class C Shares                                                  11,151          216,935
   Class R Shares                                                      --               --
Transfer agent fees                                                 6,443           48,587
Custodian fees                                                      3,716           12,158
Administrative fees                                                 1,232           16,289
Printing and postage fees                                           1,567           13,709
Accounting fees                                                    30,824           34,818
Registration and filing fees                                       16,835           21,002
Audit fees                                                         13,381           19,930
Compliance Officer fees                                               218            3,245
Legal fees                                                            184            2,270
Trustees' fees and expenses                                           184            2,115
Offering expenses                                                      --               --
Miscellaneous fees                                                  1,156            6,403
-------------------------------------------------------------------------------------------
   Total Expenses                                                 128,796          859,217
-------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser         (68,670)         (89,667)
-------------------------------------------------------------------------------------------
   Net Expenses                                                    60,126          769,550
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                        1,269        4,341,346
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                     (1,403,936)     (22,137,380)
   Foreign currency transactions                                   11,391       11,116,762
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                 (2,063,708)     (31,072,702)
   Translation of other assets and liabilities                         --         (744,076)
   Net Realized and Unrealized Loss                            (3,456,253)     (42,837,396)
===========================================================================================
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $  (3,454,984)   $ (38,496,050)
===========================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $      5,187,917    $     8,146,332
Net realized gain/(loss) on investments and foreign currency transactions             (178,333,188)        83,041,917
Net change in unrealized appreciation/(depreciation) of investments and foreign       (286,978,790)      (262,861,679)
   currency translations
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                  (460,124,061)      (171,673,430)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                       (9,029,476)       (23,094,109)
   Class B Shares                                                                         (631,796)        (1,230,976)
   Class C Shares                                                                       (2,549,728)        (6,379,802)
----------------------------------------------------------------------------------------------------------------------
                                                                                       (12,211,000)       (30,704,887)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                      (25,932,744)       (86,292,903)
   Class B Shares                                                                       (2,721,828)        (6,056,327)
   Class C Shares                                                                      (10,984,428)       (31,345,585)
----------------------------------------------------------------------------------------------------------------------
                                                                                       (39,639,000)      (123,694,815)
----------------------------------------------------------------------------------------------------------------------

Net decrease in Fund share transactions:
   Class A Shares                                                                     (159,417,461)       (62,680,371)
   Class B Shares                                                                       (2,943,589)          (617,540)
   Class C Shares                                                                      (44,511,623)       (15,113,427)
----------------------------------------------------------------------------------------------------------------------
                                                                                      (206,872,673)       (78,411,338)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                            (718,846,734)      (404,484,470)

NET ASSETS:
Beginning of period                                                                  1,020,826,601      1,425,311,071
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $    301,979,867    $ 1,020,826,601
======================================================================================================================
Accumulated undistributed net investment loss                                     $    (15,160,836)   $    (8,137,753)
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $      7,102,927    $    25,940,308
Net realized loss on investments and foreign currency transactions                     (48,838,609)       (25,191,076)
Net change in unrealized appreciation/(depreciation) of investments and foreign        (53,063,443)       (50,701,842)
   currency translations
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                   (94,799,125)       (49,952,610)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                       (4,284,112)       (13,162,566)
   Class C Shares                                                                       (3,255,955)       (10,263,709)
----------------------------------------------------------------------------------------------------------------------
                                                                                        (7,540,067)       (23,426,275)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                               --           (430,582)
   Class C Shares                                                                               --           (330,899)
----------------------------------------------------------------------------------------------------------------------
                                                                                                --           (761,481)
----------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                                       10,874,241        135,758,138
   Class C Shares                                                                       (2,267,945)       127,370,894
----------------------------------------------------------------------------------------------------------------------
                                                                                         8,606,296        263,129,032
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                  (93,732,896)       188,988,666

NET ASSETS:
Beginning of period                                                                    356,435,081        167,446,415
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $    262,702,185    $   356,435,081
======================================================================================================================
Accumulated undistributed net investment income                                   $      1,158,158    $     1,595,298
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      $        (25,815)   $        80,000
Net realized loss on investments and foreign currency transactions                      (6,955,926)        (1,518,247)
Net change in unrealized appreciation/(depreciation) of investments and foreign          1,198,417         (1,656,561)
   currency translations
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                    (5,783,324)        (3,094,808)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                          (76,547)           (46,290)
   Class C Shares                                                                          (10,953)                --
----------------------------------------------------------------------------------------------------------------------
                                                                                           (87,500)           (46,290)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                               --            (66,331)
   Class C Shares                                                                               --            (19,371)
----------------------------------------------------------------------------------------------------------------------
                                                                                                --            (85,702)
----------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                                       (2,338,177)        10,624,227
   Class C Shares                                                                        4,393,026          3,593,409
----------------------------------------------------------------------------------------------------------------------
                                                                                         2,054,849         14,217,636
----------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets                                                   (3,815,975)        10,990,836

NET ASSETS:
Beginning of period                                                                     17,573,081          6,582,245
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $     13,757,106    $    17,573,081
======================================================================================================================
Accumulated undistributed net investment income/(loss)                            $        (26,363)   $        86,952
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $       (648,324)   $    (2,176,239)
Net realized loss on investments and foreign currency transactions                     (45,038,386)       (32,877,112)
Net change in unrealized appreciation/(depreciation) of investments and foreign
   currency translations                                                               (11,059,836)       (13,972,070)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                   (56,746,546)       (49,025,421)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                               --         (2,002,409)
   Class B Shares                                                                               --            (86,833)
   Class C Shares                                                                               --           (803,051)
----------------------------------------------------------------------------------------------------------------------
                                                                                                --         (2,892,293)
----------------------------------------------------------------------------------------------------------------------

Return of capital:
   Class A Shares                                                                               --           (951,556)
   Class B Shares                                                                               --            (41,263)
   Class C Shares                                                                               --           (381,614)
----------------------------------------------------------------------------------------------------------------------
                                                                                                --         (1,374,433)
----------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                                      (41,424,391)        98,975,948
   Class B Shares                                                                         (534,900)         6,506,346
   Class C Shares                                                                      (12,353,342)        51,713,203
----------------------------------------------------------------------------------------------------------------------
                                                                                       (54,312,633)       157,195,497
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                 (111,059,179)       103,903,350

NET ASSETS:
Beginning of period                                                                    192,389,120         88,485,770
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $     81,329,941    $   192,389,120
======================================================================================================================
Accumulated undistributed net investment loss                                     $       (765,821)   $      (117,497)
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INDUSTRIES OF THE FUTURE FUND

                                                                                      PERIOD ENDED
                                                                                  JANUARY 31, 2009*
---------------------------------------------------------------------------------------------------
Net investment loss                                                               $         (1,976)
Net realized loss on investments and foreign currency transactions                         (25,679)
Net change in unrealized appreciation/(depreciation) of investments and foreign
   currency translations                                                                  (170,954)
---------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                      (198,609)
---------------------------------------------------------------------------------------------------

Net increase in Fund share transactions:
   Class A Shares                                                                          528,498
   Class C Shares                                                                          124,020
---------------------------------------------------------------------------------------------------
                                                                                           652,518
---------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 453,909

NET ASSETS:
Beginning of period                                                                             --
---------------------------------------------------------------------------------------------------
End of period                                                                     $        453,909
===================================================================================================
Accumulated undistributed net investment loss                                     $         (1,976)
===================================================================================================

* Inception date for the Henderson Industries of the Future Fund was August 29, 2008.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $     15,708,319    $    19,147,983
Net realized gain/(loss) on investments and foreign currency transactions             (403,070,687)        46,410,247
Net change in unrealized appreciation/(depreciation) of investments and foreign
    currency translations                                                           (1,039,625,175)      (574,011,868)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                (1,426,987,543)      (508,453,638)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                      (21,443,683)                --
   Class B Shares                                                                         (473,431)                --
   Class C Shares                                                                       (3,941,909)                --
   Class R Shares                                                                          (17,177)                --
----------------------------------------------------------------------------------------------------------------------
                                                                                       (25,876,200)                --
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
   Class A Shares                                                                       (9,075,899)      (224,251,818)
   Class B Shares                                                                         (469,620)       (12,792,493)
   Class C Shares                                                                       (3,910,176)      (113,562,527)
   Class R Shares                                                                           (8,105)           (93,917)
----------------------------------------------------------------------------------------------------------------------
                                                                                       (13,463,800)      (350,700,755)
----------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                                     (345,214,001)     1,205,596,480
   Class B Shares                                                                       (7,735,773)        24,831,979
   Class C Shares                                                                     (169,172,638)       350,640,217
   Class R Shares                                                                          123,876          1,456,373
----------------------------------------------------------------------------------------------------------------------
                                                                                      (521,998,536)     1,582,525,049
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                               (1,988,326,079)       723,370,656

NET ASSETS:
Beginning of period                                                                  4,094,909,995      3,371,539,339
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $  2,106,583,916    $ 4,094,909,995
======================================================================================================================
Accumulated undistributed net investment income/(loss)                            $     (2,818,216)   $     7,349,664
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                  JANUARY 31, 2009      JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $        (28,535)   $      (131,578)
Net realized loss on investments and foreign currency transactions                      (8,197,850)        (9,924,109)
Net change in unrealized appreciation/(depreciation) of investments and foreign
   currency translations                                                                (4,674,845)        (7,972,438)
Increase from payments by affiliate                                                             --            217,824
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                   (12,901,230)       (17,810,301)
----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                               --         (2,162,016)
   Class C Shares                                                                               --         (1,242,495)
----------------------------------------------------------------------------------------------------------------------
                                                                                                --         (3,404,511)
----------------------------------------------------------------------------------------------------------------------

Net decrease in Fund share transactions:
   Class A Shares                                                                       (4,023,337)       (16,062,623)
   Class C Shares                                                                       (2,167,637)        (8,593,593)
----------------------------------------------------------------------------------------------------------------------
                                                                                        (6,190,974)       (24,656,216)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                             (19,092,204)       (45,871,028)

NET ASSETS:
Beginning of period                                                                     51,941,003         97,812,031
----------------------------------------------------------------------------------------------------------------------
End of period                                                                     $     32,848,799    $    51,941,003
======================================================================================================================
Accumulated undistributed net investment loss                                     $       (165,168)   $      (136,632)
======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
US FOCUS FUND

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                JANUARY 31, 2009     JULY 31, 2008
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $          1,269   $       (52,895)
Net realized gain/(loss) on investments and foreign currency
   transactions                                                       (1,392,545)          255,902
Net change in unrealized appreciation/(depreciation) of
   investments and foreign currency translations                      (2,063,708)       (1,015,383)
---------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (3,454,984)         (812,376)
---------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                        (77,460)       (1,265,868)
   Class B Shares                                                        (14,827)         (124,735)
   Class C Shares                                                        (55,713)         (376,415)
---------------------------------------------------------------------------------------------------
                                                                        (148,000)       (1,767,018)
---------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                     (1,508,806)       (1,303,100)
   Class B Shares                                                        262,660          (150,728)
   Class C Shares                                                        662,002           134,329
---------------------------------------------------------------------------------------------------
                                                                        (584,144)       (1,319,499)
---------------------------------------------------------------------------------------------------
Net decrease in net assets                                            (4,187,128)       (3,898,893)

NET ASSETS:
Beginning of period                                                    9,216,860        13,115,753
---------------------------------------------------------------------------------------------------
End of period                                                   $      5,029,732   $     9,216,860
===================================================================================================
Accumulated undistributed net investment income/(loss)          $          1,065   $          (204)
===================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                        JANUARY 31, 2009   JULY 31, 2008
---------------------------------------------------------------------------------------------------------
Net investment income                                                   $      4,341,346   $   8,461,110
Net realized loss on investments and foreign currency transactions           (11,020,618)     (7,298,977)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                         (31,816,778)    (13,777,600)
---------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                         (38,496,050)    (12,615,467)
---------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                             (2,329,508)     (4,903,337)
   Class B Shares                                                               (235,894)       (369,541)
   Class C Shares                                                             (2,184,342)     (3,726,741)
---------------------------------------------------------------------------------------------------------
                                                                              (4,749,744)     (8,999,619)
---------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                            (19,919,440)     36,286,829
   Class B Shares                                                               (312,790)      1,617,551
   Class C Shares                                                            (17,815,198)     42,868,245
---------------------------------------------------------------------------------------------------------
                                                                             (38,047,428)     80,772,625
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                        (81,293,222)     59,157,539

NET ASSETS:
Beginning of period                                                          133,382,083      74,224,544
---------------------------------------------------------------------------------------------------------
End of period                                                           $     52,088,861   $ 133,382,083
=========================================================================================================
Accumulated undistributed net investment income/(loss)                  $        (44,458)  $     363,940
=========================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                                                           SIX MONTHS ENDED          YEAR ENDED
                                                                           JANUARY 31, 2009       JULY 31, 2008
----------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                      $      48,697,265   $     218,204,655
Issued as reinvestment of dividends                                              27,130,212          81,755,743
Redeemed*                                                                      (235,244,938)       (362,640,769)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                              $    (159,417,461)  $     (62,680,371)
================================================================================================================

CLASS B SHARES:
Sold                                                                      $         939,659   $       3,376,551
Issued as reinvestment of dividends                                               2,839,196           6,174,569
Redeemed*                                                                        (6,722,444)        (10,168,660)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                              $      (2,943,589)  $        (617,540)
================================================================================================================

CLASS C SHARES:
Sold                                                                      $       8,470,032   $      41,167,940
Issued as reinvestment of dividends                                               9,824,556          25,852,246
Redeemed*                                                                       (62,806,211)        (82,133,613)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                              $     (44,511,623)  $     (15,113,427)
================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                              3,117,125           6,537,985
Issued as reinvestment of dividends                                               2,439,767           2,464,006
Redeemed                                                                        (13,540,440)        (11,104,647)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                                     (7,983,548)         (2,102,656)
================================================================================================================

CLASS B SHARES:
Sold                                                                                 69,495             104,921
Issued as reinvestment of dividends                                                 267,093             194,720
Redeemed                                                                           (415,459)           (333,006)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                                        (78,871)            (33,365)
================================================================================================================

CLASS C SHARES:
Sold                                                                                581,474           1,274,126
Issued as reinvestment of dividends                                                 924,229             815,271
Redeemed                                                                         (3,757,276)         (2,665,104)
----------------------------------------------------------------------------------------------------------------
Net decrease                                                                     (2,251,573)           (575,707)
================================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $     63,507,895    $    199,747,411
Issued as reinvestment of dividends                                        2,439,102           6,732,521
Redeemed*                                                                (55,072,756)        (70,721,794)
---------------------------------------------------------------------------------------------------------
Net increase                                                        $     10,874,241    $    135,758,138
=========================================================================================================

CLASS C SHARES:
Sold                                                                $     33,158,242    $    144,142,506
Issued as reinvestment of dividends                                        1,571,406           4,268,408
Redeemed*                                                                (36,997,593)        (21,040,020)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $     (2,267,945)   $    127,370,894
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                       9,484,902          19,000,396
Issued as reinvestment of dividends                                          343,371             680,072
Redeemed                                                                  (7,716,302)         (7,125,776)
---------------------------------------------------------------------------------------------------------
Net increase                                                               2,111,971          12,554,692
=========================================================================================================

CLASS C SHARES:
Sold                                                                       4,919,036          13,774,272
Issued as reinvestment of dividends                                          221,063             432,490
Redeemed                                                                  (5,276,868)         (2,160,524)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     (136,769)         12,046,238
=========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $     12,019,524    $     15,328,797
Issued as reinvestment of dividends                                           35,625              98,102
Redeemed*                                                                (14,393,326)         (4,802,672)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $     (2,338,177)   $     10,624,227
=========================================================================================================

CLASS C SHARES:
Sold                                                                $      6,472,482    $      4,351,904
Issued as reinvestment of dividends                                            6,021              15,705
Redeemed*                                                                 (2,085,477)           (774,200)
---------------------------------------------------------------------------------------------------------
Net increase                                                        $      4,393,026    $      3,593,409
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                       1,860,889           1,309,014
Issued as reinvestment of dividends                                            5,673               8,087
Redeemed                                                                  (2,009,556)           (443,535)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     (142,994)            873,566
=========================================================================================================

CLASS C SHARES:
Sold                                                                         885,493             375,458
Issued as reinvestment of dividends                                              951               1,281
Redeemed                                                                    (304,625)            (71,451)
---------------------------------------------------------------------------------------------------------
Net increase                                                                 581,819             305,288
=========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $      7,607,463    $    188,184,755
Issued as reinvestment of dividends                                               --           2,263,659
Redeemed*                                                                (49,031,854)        (91,472,466)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $    (41,424,391)   $     98,975,948
=========================================================================================================

CLASS B SHARES:
Sold                                                                $        397,623    $      7,198,389
Issued as reinvestment of dividends                                               --              95,909
Redeemed*                                                                   (932,523)           (787,952)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $       (534,900)   $      6,506,346
=========================================================================================================

CLASS C SHARES:
Sold                                                                $      1,392,130    $     62,161,721
Issued as reinvestment of dividends                                               --             802,013
Redeemed*                                                                (13,745,472)        (11,250,531)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $    (12,353,342)   $     51,713,203
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                         661,108          11,162,143
Issued as reinvestment of dividends                                               --             129,057
Redeemed                                                                  (4,508,148)         (6,095,434)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                   (3,847,040)          5,195,766
=========================================================================================================

CLASS B SHARES:
Sold                                                                          38,084             445,232
Issued as reinvestment of dividends                                               --               5,712
Redeemed                                                                     (95,371)            (52,508)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                      (57,287)            398,436
=========================================================================================================

CLASS C SHARES:
Sold                                                                         129,720           3,803,017
Issued as reinvestment of dividends                                               --              47,910
Redeemed                                                                  (1,377,443)           (788,119)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                   (1,247,723)          3,062,808
=========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INDUSTRIES OF THE FUTURE FUND

                                                                    PERIOD ENDED
                                                               JANUARY 31, 2009*
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                           $        534,017
Redeemed                                                                 (5,519)
--------------------------------------------------------------------------------
Net increase                                                   $        528,498
================================================================================
CLASS C SHARES:
Sold                                                           $        124,020
--------------------------------------------------------------------------------
Net increase                                                   $        124,020
================================================================================

SHARES
CLASS A SHARES:
Sold                                                                     59,612
Redeemed                                                                 (1,019)
--------------------------------------------------------------------------------
Net increase                                                             58,593
================================================================================
CLASS C SHARES:
Sold                                                                     13,963
Redeemed                                                                     --
--------------------------------------------------------------------------------
Net increase                                                             13,963
================================================================================

* Inception date for the Industries of the Future Fund was August 29, 2008.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $    288,819,844    $  1,650,273,824
Issued as reinvestment of dividends                                       22,901,083         181,190,040
Redeemed*                                                               (656,934,928)       (625,867,384)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $   (345,214,001)   $  1,205,596,480
=========================================================================================================

CLASS B SHARES:
Sold                                                                $      3,386,583    $     26,898,413
Issued as reinvestment of dividends                                          702,060           9,672,534
Redeemed*                                                                (11,824,416)        (11,738,968)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $     (7,735,773)   $     24,831,979
=========================================================================================================

CLASS C SHARES:
Sold                                                                $     45,614,885    $    463,213,087
Issued as reinvestment of dividends                                        5,597,689          78,279,669
Redeemed*                                                               (220,385,212)       (190,852,539)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $   (169,172,638)   $    350,640,217
=========================================================================================================

CLASS R SHARES:
Sold                                                                $        395,073    $      1,863,708
Issued as reinvestment of dividends                                           11,294              34,828
Redeemed*                                                                   (282,491)           (442,163)
---------------------------------------------------------------------------------------------------------
Net increase                                                        $        123,876    $      1,456,373
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                      18,000,369          65,709,665
Issued as reinvestment of dividends                                        1,681,427           6,834,762
Redeemed                                                                 (41,130,509)        (25,909,439)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (21,448,713)         46,634,988
=========================================================================================================

CLASS B SHARES:
Sold                                                                         219,138           1,084,139
Issued as reinvestment of dividends                                           54,005             382,314
Redeemed                                                                    (775,341)           (505,898)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     (502,198)            960,555
=========================================================================================================

CLASS C SHARES:
Sold                                                                       2,897,231          18,734,494
Issued as reinvestment of dividends                                          430,593           3,096,506
Redeemed                                                                 (14,391,038)         (8,339,220)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (11,063,214)         13,491,780
=========================================================================================================

CLASS R SHARES:
Sold                                                                          22,626              77,320
Issued as reinvestment of dividends                                              835               1,322
Redeemed                                                                     (18,781)            (18,774)
---------------------------------------------------------------------------------------------------------
Net increase                                                                   4,680              59,868
=========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
----------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $      1,200,147    $     13,163,437
Issued as reinvestment of dividends                                               --           1,632,825
Redeemed*                                                                 (5,223,484)        (30,858,885)
----------------------------------------------------------------------------------------------------------
Net decrease                                                        $     (4,023,337)   $    (16,062,623)
==========================================================================================================

CLASS C SHARES:
Sold                                                                $      1,621,739    $      5,782,866
Issued as reinvestment of dividends                                               --             733,701
Redeemed                                                                  (3,789,376)        (15,110,160)*
----------------------------------------------------------------------------------------------------------
Net decrease                                                        $     (2,167,637)   $     (8,593,593)
==========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                         191,398           1,487,337
Issued as reinvestment of dividends                                               --             175,008
Redeemed                                                                    (844,713)         (3,578,917)
----------------------------------------------------------------------------------------------------------
Net decrease                                                                (653,315)         (1,916,572)
==========================================================================================================

CLASS C SHARES:
Sold                                                                         269,777             683,295
Issued as reinvestment of dividends                                               --              79,750
Redeemed                                                                    (621,626)         (1,782,516)
----------------------------------------------------------------------------------------------------------
Net decrease                                                                (351,849)         (1,019,471)
==========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
US FOCUS FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $        648,507    $      1,803,221
Issued as reinvestment of dividends                                           54,830             956,290
Redeemed*                                                                 (2,212,143)         (4,062,611)
---------------------------------------------------------------------------------------------------------
Net decrease                                                        $     (1,508,806)   $     (1,303,100)
=========================================================================================================

CLASS B SHARES:
Sold                                                                $        342,794    $        133,562
Issued as reinvestment of dividends                                           10,720              84,857
Redeemed*                                                                    (90,854)           (369,147)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $        262,660    $       (150,728)
=========================================================================================================

CLASS C SHARES:
Sold                                                                $      1,462,381    $        404,143
Issued as reinvestment of dividends                                           46,745             337,451
Redeemed*                                                                   (847,124)           (607,265)
---------------------------------------------------------------------------------------------------------
Net increase                                                        $        662,002    $        134,329
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                          86,716             157,209
Issued as reinvestment of dividends                                            9,138              86,856
Redeemed                                                                    (330,386)           (373,879)
---------------------------------------------------------------------------------------------------------
Net decrease                                                                (234,532)           (129,814)
=========================================================================================================

CLASS B SHARES:
Sold                                                                          51,066              13,087
Issued as reinvestment of dividends                                            1,855               7,938
Redeemed                                                                     (12,401)            (34,943)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                       40,520             (13,918)
=========================================================================================================

CLASS C SHARES:
Sold                                                                         201,207              37,863
Issued as reinvestment of dividends                                            8,087              31,567
Redeemed                                                                    (130,443)            (56,665)
---------------------------------------------------------------------------------------------------------
Net increase                                                                  78,851              12,765
=========================================================================================================

* Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND

                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                    JANUARY 31, 2009       JULY 31, 2008
---------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                $      4,162,536    $     65,114,608
Issued as reinvestment of dividends                                        1,225,189           2,520,171
Redeemed*                                                                (25,307,165)        (31,347,950)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $    (19,919,440)   $     36,286,829
=========================================================================================================

CLASS B SHARES:
Sold                                                                $        763,628    $      2,700,545
Issued as reinvestment of dividends                                           75,783             117,361
Redeemed*                                                                 (1,152,201)         (1,200,355)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $       (312,790)   $      1,617,551
=========================================================================================================

CLASS C SHARES:
Sold                                                                $      4,708,698    $     57,057,085
Issued as reinvestment of dividends                                          991,307           1,642,537
Redeemed*                                                                (23,515,203)        (15,831,377)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             $    (17,815,198)   $     42,868,245
=========================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                         518,431           6,022,496
Issued as reinvestment of dividends                                          179,035             243,976
Redeemed                                                                  (3,487,320)         (3,056,018)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                   (2,789,854)          3,210,454
=========================================================================================================

CLASS B SHARES:
Sold                                                                         102,686             255,183
Issued as reinvestment of dividends                                           11,346              11,344
Redeemed                                                                    (152,280)           (114,567)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                      (38,248)            151,960
=========================================================================================================

CLASS C SHARES:
Sold                                                                         607,957           5,279,726
Issued as reinvestment of dividends                                          145,602             159,668
Redeemed                                                                  (3,380,724)         (1,521,696)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                   (2,627,165)          3,917,698
=========================================================================================================

*   Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                --------------------------------------------------  ----------------------------------------
                                                             NET                     DIVIDENDS  DISTRIBUTIONS
                                NET ASSET      NET       REALIZED AND     TOTAL        FROM       FROM NET
                                 VALUE,    INVESTMENT  UNREALIZED GAIN     FROM         NET       REALIZED
                                BEGINNING    INCOME       (LOSS) ON     INVESTMENT  INVESTMENT     CAPITAL         TOTAL
                                OF PERIOD  (LOSS) (b)    INVESTMENTS    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Period Ended 1/31/2009           $ 28.57      0.20         (14.64)       (14.44)      (0.60)        (1.71)        (2.31)
Year Ended 7/31/2008               37.04      0.28          (4.64)        (4.36)      (0.87)        (3.25)        (4.12)
Year Ended 7/31/2007               29.36      0.13          10.19         10.32        0.00         (2.64)        (2.64)
Year Ended 7/31/2006               25.30      0.12           5.54          5.66        0.00         (1.60)        (1.60)
Year Ended 7/31/2005               20.88      0.04           6.76          6.80        0.00         (2.38)        (2.38)
Year Ended 7/31/2004               15.47     (0.01)          6.30          6.29       (0.06)        (0.82)        (0.88)
CLASS B
Period Ended 1/31/2009           $ 27.17      0.11         (13.89)       (13.78)      (0.40)        (1.71)        (2.11)
Year Ended 7/31/2008               35.46      0.04          (4.43)        (4.39)      (0.66)        (3.25)        (3.91)
Year Ended 7/31/2007               28.41     (0.15)          9.84          9.69        0.00         (2.64)        (2.64)
Year Ended 7/31/2006               24.71     (0.11)          5.41          5.30        0.00         (1.60)        (1.60)
Year Ended 7/31/2005               20.57     (0.15)          6.67          6.52        0.00         (2.38)        (2.38)
Year Ended 7/31/2004               15.30     (0.21)          6.30          6.09        0.00         (0.82)        (0.82)
CLASS C
Period Ended 1/31/2009           $ 27.17      0.12         (13.90)       (13.78)      (0.40)        (1.71)        (2.11)
Year Ended 7/31/2008               35.46      0.03          (4.42)        (4.39)      (0.66)        (3.25)        (3.91)
Year Ended 7/31/2007               28.40     (0.10)          9.80          9.70        0.00         (2.64)        (2.64)
Year Ended 7/31/2006               24.70     (0.10)          5.40          5.30        0.00         (1.60)        (1.60)
Year Ended 7/31/2005               20.57     (0.14)          6.65          6.51        0.00         (2.38)        (2.38)
Year Ended 7/31/2004               15.30     (0.20)          6.29          6.09        0.00         (0.82)        (0.82)

GLOBAL EQUITY INCOME
CLASS A
Period Ended 1/31/2009           $  8.85      0.20          (2.63)        (2.43)      (0.20)         0.00         (0.20)
Year Ended 7/31/2008               10.65      0.89          (1.88)        (0.99)      (0.78)        (0.03)        (0.81)
Year Ended 7/31/2007 (a)           10.00      0.83           0.25          1.08       (0.43)         0.00         (0.43)
CLASS C
Period Ended 1/31/2009           $  8.82      0.17          (2.61)        (2.44)      (0.18)         0.00         (0.18)
Year Ended 7/31/2008               10.62      0.82          (1.88)        (1.06)      (0.71)        (0.03)        (0.74)
Year Ended 7/31/2007 (a)           10.00      0.77           0.25          1.02       (0.40)         0.00         (0.40)

HENDERSON GLOBAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2009           $ 10.00      0.00*         (3.70)        (3.70)      (0.04)         0.00         (0.04)
Year Ended 7/31/2008               11.41      0.08          (1.39)        (1.31)      (0.04)        (0.06)        (0.10)
Year Ended 7/31/2007 (a)           10.00      0.01           1.40          1.41        0.00          0.00          0.00
CLASS C
Period Ended 1/31/2009           $ 10.07     (0.03)         (3.74)        (3.77)      (0.01)         0.00         (0.01)
Year Ended 7/31/2008               11.53     (0.01)         (1.39)        (1.40)       0.00         (0.06)        (0.06)
Year Ended 7/31/2007 (a)           10.00     (0.05)          1.58          1.53        0.00          0.00          0.00

(a) The Global Equity Income Fund and Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

                                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                                              -------------------------------------------
                                                                                                             ANNUALIZED
                                                                                                              RATIO OF
                                                                                                             OPERATING
                                                                               ANNUALIZED    ANNUALIZED      EXPENSES TO
                                                                                RATIO OF      RATIO OF       AVERAGE NET
                                         NET ASSET               NET ASSETS,   OPERATING   NET INVESTMENT  ASSETS WITHOUT
                                           VALUE,                   END OF    EXPENSES TO   INCOME/(LOSS)  WAIVERS AND/OR  PORTFOLIO
                             REDEMPTION    END OF      TOTAL        PERIOD      AVERAGE      TO AVERAGE       EXPENSES      TURNOVER
                                FEES     THE PERIOD  RETURN (c)     (000)     NET ASSETS     NET ASSETS      REIMBURSED      RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Period Ended 1/31/2009          0.00*     $  11.82    (50.04)%   $  203,295      1.62%          2.13%           1.62%         12%
Year Ended 7/31/2008            0.01         28.57    (13.28)       719,752      1.46           0.85            1.49          70
Year Ended 7/31/2007            0.00         37.04     36.52      1,010,786      1.53           0.39            1.53          61
Year Ended 7/31/2006            0.00         29.36     23.72        368,593      1.59           0.44            1.59          64
Year Ended 7/31/2005            0.00         25.30     34.43        182,831      2.00           0.18            1.73          51
Year Ended 7/31/2004            0.00         20.88     41.89         79,459      2.00          (0.04)           2.15          88
CLASS B
Period Ended 1/31/2009          0.00*     $  11.28    (50.25)%   $   20,256      2.37%          1.33%           2.37%         12%
Year Ended 7/31/2008            0.01         27.17    (13.92)        50,949      2.21           0.11            2.24          70
Year Ended 7/31/2007            0.00         35.46     35.47         67,668      2.28          (0.46)           2.28          61
Year Ended 7/31/2006            0.00         28.41     22.79         35,977      2.34          (0.41)           2.34          64
Year Ended 7/31/2005            0.00         24.71     33.54         26,964      2.75          (0.67)           2.48          51
Year Ended 7/31/2004            0.00         20.57     40.92         15,246      2.75          (1.06)           2.90          88
CLASS C
Period Ended 1/31/2009          0.00*     $  11.28    (50.25)%   $   78,429      2.37%          1.35%           2.37%         12%
Year Ended 7/31/2008            0.01         27.17    (13.92)       250,126      2.21           0.10            2.24          70
Year Ended 7/31/2007            0.00         35.46     35.52        346,856      2.28          (0.31)           2.28          61
Year Ended 7/31/2006            0.00         28.40     22.80        110,465      2.34          (0.39)           2.34          64
Year Ended 7/31/2005            0.00         24.70     33.48         74,207      2.75          (0.62)           2.48          51
Year Ended 7/31/2004            0.00         20.57     40.92         38,684      2.75          (1.02)           2.90          88

GLOBAL EQUITY INCOME
CLASS A
Period Ended 1/31/2009          0.00*     $   6.22    (27.67)%   $  146,255      1.40%          5.36%           1.46%         54%
Year Ended 7/31/2008            0.00*         8.85     (9.99)       189,490      1.40           8.83            1.44         155
Year Ended 7/31/2007 (a)        0.00         10.65     10.68         94,377      1.40          11.36            1.85         100
CLASS C
Period Ended 1/31/2009          0.00*     $   6.20    (27.93)%   $  116,447      2.15%          4.56%           2.21%         54%
Year Ended 7/31/2008            0.00*         8.82    (10.66)       166,946      2.15           8.12            2.19         155
Year Ended 7/31/2007 (a)        0.00         10.62     10.11         73,070      2.15          10.64            2.60         100

HENDERSON GLOBAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2009          0.00*     $   6.26    (37.03)%   $    6,792      1.95%         (0.04)%          2.73%        140%
Year Ended 7/31/2008            0.00*        10.00    (11.67)        12,291      1.95           0.74            3.12         135
Year Ended 7/31/2007 (a)        0.00         11.41     14.10          4,052      1.95           0.15           13.40          40
CLASS C
Period Ended 1/31/2009          0.00*     $   6.29    (37.42)%   $    6,965      2.70%         (0.79)%          3.48%        140%
Year Ended 7/31/2008            0.00*        10.07    (12.26)         5,282      2.70          (0.06)           4.01         135
Year Ended 7/31/2007 (a)        0.00         11.53     15.30          2,530      2.70          (0.66)          14.15          40

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                            --------------------------------------------------  -------------------------------------------------
                                                         NET                     DIVIDENDS  DISTRIBUTIONS
                            NET ASSET      NET      REALIZED AND       TOTAL       FROM       FROM NET
                             VALUE,    INVESTMENT  UNREALIZED GAIN     FROM         NET       REALIZED      RETURN
                            BEGINNING    INCOME       (LOSS) ON     INVESTMENT  INVESTMENT     CAPITAL        OF        TOTAL
                            OF PERIOD  (LOSS) (b)    INVESTMENTS    OPERATIONS    INCOME        GAINS      CAPITAL  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Period Ended 1/31/2009       $ 13.88     (0.04)         (4.55)        (4.59)       0.00          0.00        0.00        0.00
Year Ended 7/31/2008           16.43     (0.13)         (2.15)        (2.28)       0.00         (0.18)      (0.09)      (0.27)
Year Ended 7/31/2007           12.19     (0.17)          4.41          4.24        0.00          0.00        0.00        0.00
Year Ended 7/31/2006           11.68     (0.19)          0.87          0.68        0.00         (0.17)       0.00       (0.17)
Year Ended 7/31/2005           10.54     (0.14)          1.91          1.77        0.00         (0.63)       0.00       (0.63)
Year Ended 7/31/2004            9.56     (0.20)          1.18          0.98        0.00          0.00        0.00        0.00
CLASS B
Period Ended 1/31/2009       $ 13.22     (0.08)         (4.33)        (4.41)       0.00          0.00        0.00        0.00
Year Ended 7/31/2008           15.77     (0.23)         (2.06)        (2.29)       0.00         (0.18)      (0.09)      (0.27)
Year Ended 7/31/2007           11.79     (0.26)          4.24          3.98        0.00          0.00        0.00        0.00
Year Ended 7/31/2006           11.39     (0.28)          0.85          0.57        0.00         (0.17)       0.00       (0.17)
Year Ended 7/31/2005           10.36     (0.21)          1.87          1.66        0.00         (0.63)       0.00       (0.63)
Year Ended 7/31/2004            9.48     (0.27)          1.15          0.88        0.00          0.00        0.00        0.00
CLASS C
Period Ended 1/31/2009       $ 13.19     (0.08)         (4.32)        (4.40)       0.00          0.00        0.00        0.00
Year Ended 7/31/2008           15.73     (0.23)         (2.04)        (2.27)       0.00         (0.18)      (0.09)      (0.27)
Year Ended 7/31/2007           11.76     (0.26)          4.23          3.97        0.00          0.00        0.00        0.00
Year Ended 7/31/2006           11.35     (0.28)          0.86          0.58        0.00         (0.17)       0.00       (0.17)
Year Ended 7/31/2005           10.34     (0.21)          1.85          1.64        0.00         (0.63)       0.00       (0.63)
Year Ended 7/31/2004            9.45     (0.27)          1.16          0.89        0.00          0.00        0.00        0.00

INDUSTRIES OF THE FUTURE
CLASS A
Period Ended 1/31/2009 (a)   $ 10.00     (0.03)         (3.72)        (3.75)       0.00          0.00        0.00        0.00
CLASS C
Period Ended 1/31/2009 (a)   $ 10.00     (0.05)         (3.66)        (3.71)       0.00          0.00        0.00        0.00

(a)   The Industries of the Future Fund commenced operations on August 29, 2008.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

                                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                                             -------------------------------------------
                                                                                                            ANNUALIZED
                                                                                                             RATIO OF
                                                                                                             OPERATING
                                                                              ANNUALIZED    ANNUALIZED       EXPENSES
                                                                              RATIO OF       RATIO OF     TO AVERAGE NET
                                         NET ASSET              NET ASSETS,   OPERATING   NET INVESTMENT  ASSETS WITHOUT
                                          VALUE,                  END OF     EXPENSES TO  INCOME/(LOSS)   WAIVERS AND/OR  PORTFOLIO
                            REDEMPTION    END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE       EXPENSES      TURNOVER
                               FEES     THE PERIOD  RETURN (c)     (000)     NET ASSETS     NET ASSETS      REIMBURSED       RATE
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Period Ended 1/31/2009         0.00*     $   9.29    (33.07)%    $  46,640      1.71%         (0.71)%           1.71%         80%
Year Ended 7/31/2008           0.00*        13.88    (14.22)       123,129      1.57          (0.80)            1.57         196
Year Ended 7/31/2007           0.00         16.43     34.78         60,329      1.87          (1.14)            1.87         129
Year Ended 7/31/2006           0.00         12.19      5.83         24,685      1.99          (1.41)            2.50         159
Year Ended 7/31/2005           0.00         11.68     16.90          3,331      2.00          (1.26)            6.58         164
Year Ended 7/31/2004           0.00         10.54     10.25          1,371      2.00          (1.75)            7.01         234
CLASS B
Period Ended 1/31/2009         0.00*     $   8.81    (33.36)%        4,471      2.46%         (1.54)%           2.46%         80%
Year Ended 7/31/2008           0.01         13.22    (14.82)         7,465      2.32          (1.52)            2.32         196
Year Ended 7/31/2007           0.00         15.77     33.76          2,621      2.62          (1.89)            2.62         129
Year Ended 7/31/2006           0.00         11.79      5.01          1,187      2.74          (2.20)            3.25         159
Year Ended 7/31/2005           0.00         11.39     16.10            906      2.75          (1.92)            7.33         164
Year Ended 7/31/2004           0.00         10.36      9.28            794      2.75          (2.45)            7.76         234
CLASS C
Period Ended 1/31/2009         0.00*     $   8.79    (33.36)%    $  30,219      2.46%         (1.50)%           2.46%         80%
Year Ended 7/31/2008           0.00*        13.19    (14.79)        61,795      2.32          (1.52)            2.32         196
Year Ended 7/31/2007           0.00         15.73     33.76         25,536      2.62          (1.89)            2.62         129
Year Ended 7/31/2006           0.00         11.76      5.11         10,752      2.74          (2.15)            3.25         159
Year Ended 7/31/2005           0.00         11.35     15.93          1,356      2.75          (1.96)            7.33         164
Year Ended 7/31/2004           0.00         10.34      9.42            957      2.75          (2.47)            7.76         234

INDUSTRIES OF THE FUTURE
CLASS A
Period Ended 1/31/2009 (a)     0.00      $   6.25    (37.50)%    $     366      1.95%         (0.98)%          52.24%         16%
CLASS C
Period Ended 1/31/2009 (a)     0.00      $   6.29    (37.10)%    $      88      2.70%         (1.76)%          52.99%         16%

                       SEE NOTES TO FINANCIAL STATEMENTS.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                             --------------------------------------------------  ----------------------------------------
                                                          NET                     DIVIDENDS  DISTRIBUTIONS
                             NET ASSET     NET        REALIZED AND     TOTAL        FROM       FROM NET
                               VALUE,   INVESTMENT  UNREALIZED GAIN     FROM         NET       REALIZED
                             BEGINNING    INCOME       (LOSS) ON     INVESTMENT  INVESTMENT     CAPITAL         TOTAL
                             OF PERIOD  (LOSS) (b)    INVESTMENTS    OPERATIONS    INCOME       GAINS       DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2009        $ 22.11      0.11          (8.16)        (8.05)      (0.20)        (0.09)         (0.29)
Year Ended 7/31/2008            26.91      0.19          (2.63)        (2.44)       0.00         (2.36)         (2.36)
Year Ended 7/31/2007            21.52      0.02           6.43          6.45       (0.04)        (1.02)         (1.06)
Year Ended 7/31/2006            17.77      0.14           4.36          4.50        0.00         (0.75)         (0.75)
Year Ended 7/31/2005            14.94      0.00*          3.08          3.08        0.00         (0.25)         (0.25)
Year Ended 7/31/2004            11.99     (0.10)          3.22          3.12        0.00         (0.17)         (0.17)
CLASS B
Period Ended 1/31/2009        $ 21.00      0.05          (7.74)        (7.69)      (0.09)        (0.09)         (0.18)
Year Ended 7/31/2008            25.85     (0.02)         (2.47)        (2.49)       0.00         (2.36)         (2.36)
Year Ended 7/31/2007            20.82     (0.17)          6.22          6.05        0.00         (1.02)         (1.02)
Year Ended 7/31/2006            17.35     (0.03)          4.25          4.22        0.00         (0.75)         (0.75)
Year Ended 7/31/2005            14.70     (0.14)          3.04          2.90        0.00         (0.25)         (0.25)
Year Ended 7/31/2004            11.88     (0.22)          3.21          2.99        0.00         (0.17)         (0.17)
CLASS C
Period Ended 1/31/2009        $ 20.99      0.05          (7.74)        (7.69)      (0.09)        (0.09)         (0.18)
Year Ended 7/31/2008            25.83     (0.01)         (2.47)        (2.48)       0.00         (2.36)         (2.36)
Year Ended 7/31/2007            20.81     (0.16)          6.20          6.04        0.00         (1.02)         (1.02)
Year Ended 7/31/2006            17.33     (0.01)          4.24          4.23        0.00         (0.75)         (0.75)
Year Ended 7/31/2005            14.68     (0.13)          3.03          2.90        0.00         (0.25)         (0.25)
Year Ended 7/31/2004            11.88     (0.22)          3.19          2.97        0.00         (0.17)         (0.17)
CLASS R
Period Ended 1/31/2009        $ 21.94      0.09          (8.09)        (8.00)      (0.18)        (0.09)         (0.27)
Year Ended 7/31/2008            26.78      0.15          (2.63)        (2.48)       0.00         (2.36)         (2.36)
Year Ended 7/31/2007            21.46      0.01           6.38          6.39       (0.05)        (1.02)         (1.07)
Year Ended 7/31/2006 (a)        19.07      0.09           3.50          3.14        0.00         (0.75)         (0.75)

JAPAN-ASIA FOCUS
CLASS A
Period Ended 1/31/2009        $  7.75      0.00*         (1.99)        (1.99)       0.00          0.00           0.00
Year Ended 7/31/2008            10.13      0.01          (2.02)        (2.01)       0.00         (0.40)         (0.40)
Year Ended 7/31/2007             9.65     (0.05)          0.53          0.48        0.00          0.00           0.00
Year Ended 7/31/2006 (a)        10.00     (0.03)         (0.32)        (0.35)       0.00          0.00           0.00
CLASS C
Period Ended 1/31/2009        $  7.60     (0.02)         (1.94)        (1.96)       0.00          0.00           0.00
Year Ended 7/31/2008            10.03     (0.06)         (2.00)        (2.06)       0.00         (0.40)         (0.40)
Year Ended 7/31/2007             9.62     (0.12)          0.53          0.41        0.00          0.00           0.00
Year Ended 7/31/2006 (a)        10.00     (0.07)         (0.31)        (0.38)       0.00          0.00           0.00

(a) The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005.The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d) Total returns include the $0.03 impact from payment by affiliates. Absent this payment, results would have been lower.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

                                                     NET ASSET               NET ASSETS,
                                          PAYMENT      VALUE,                  END OF
                             REDEMPTION      BY        END OF      TOTAL       PERIOD
                               FEES      AFFILIATES  THE PERIOD  RETURN (c)     (000)
------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2009          0.00*       0.00      $  13.77    (36.41)%   $ 1,455,729
Year Ended 7/31/2008            0.00*       0.00         22.11    (10.54)      2,811,488
Year Ended 7/31/2007            0.00        0.00         26.91     30.69       2,166,598
Year Ended 7/31/2006            0.00        0.00         21.52     25.98       1,007,241
Year Ended 7/31/2005            0.00        0.00         17.77     20.77         332,370
Year Ended 7/31/2004            0.00        0.00         14.94     26.15         104,255
CLASS B
Period Ended 1/31/2009          0.00*       0.00         13.13    (36.66)%   $    72,343
Year Ended 7/31/2008            0.00*       0.00         21.00    (11.20)        126,231
Year Ended 7/31/2007            0.00        0.00         25.85     29.75         130,558
Year Ended 7/31/2006            0.00        0.00         20.82     24.97          77,695
Year Ended 7/31/2005            0.00        0.00         17.35     19.87          37,291
Year Ended 7/31/2004            0.00        0.00         14.70     25.29          16,559
CLASS C
Period Ended 1/31/2009          0.00*       0.00         13.12    (36.67)%   $   577,168
Year Ended 7/31/2008            0.00*       0.00         20.99    (11.17)      1,155,137
Year Ended 7/31/2007            0.00        0.00         25.83     29.72       1,073,481
Year Ended 7/31/2006            0.00        0.00         20.81     25.06         497,402
Year Ended 7/31/2005            0.00        0.00         17.33     19.90         161,712
Year Ended 7/31/2004            0.00        0.00         14.68     25.12          63,396
CLASS R
Period Ended 1/31/2009          0.00*       0.00         13.67    (36.47)%   $     1,343
Year Ended 7/31/2008            0.00*       0.00         21.94    (10.75)          2,053
Year Ended 7/31/2007            0.00        0.00         26.78     30.52             903
Year Ended 7/31/2006 (a)        0.00        0.00         21.46     17.07             131

JAPAN-ASIA FOCUS
CLASS A
Period Ended 1/31/2009          0.00*       0.00          5.76    (25.68)%   $    20,064
Year Ended 7/31/2008            0.00*       0.03          7.75    (20.25)(d)      32,021
Year Ended 7/31/2007            0.00        0.00         10.13      4.97          61,316
Year Ended 7/31/2006 (a)        0.00        0.00          9.65    (3.50)          39,381
CLASS C
Period Ended 1/31/2009          0.00        0.00          5.64    (25.79)%   $    12,784
Year Ended 7/31/2008            0.00*       0.03          7.60    (20.97)(d)      19,920
Year Ended 7/31/2007            0.00        0.00         10.03      4.26          36,496
Year Ended 7/31/2006 (a)        0.00        0.00          9.62     (3.80)         18,508

                                           RATIOS TO AVERAGE NET ASSETS:
                             -----------------------------------------------------------
                                                          ANNUALIZED RATIO OF
                              ANNUALIZED    ANNUALIZED     OPERATING EXPENSES
                               RATIO OF      RATIO OF        TO AVERAGE NET
                              OPERATING   NET INVESTMENT     ASSETS WITHOUT
                             EXPENSES TO  INCOME/(LOSS)      WAIVERS AND/OR    PORTFOLIO
                               AVERAGE      TO AVERAGE          EXPENSES        TURNOVER
                              NET ASSETS    NET ASSETS         REIMBURSED         RATE
----------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2009          1.55%          1.35%             1.55%            33%
Year Ended 7/31/2008            1.45           0.75              1.45             83
Year Ended 7/31/2007            1.56           0.07              1.56             79
Year Ended 7/31/2006            1.66           0.68              1.66            100
Year Ended 7/31/2005            2.00          (0.01)             1.84             79
Year Ended 7/31/2004            2.00          (0.68)             2.21            132
CLASS B
Period Ended 1/31/2009          2.30%          0.57%             2.30%            33%
Year Ended 7/31/2008            2.20          (0.08)             2.20             83
Year Ended 7/31/2007            2.31          (0.71)             2.31             79
Year Ended 7/31/2006            2.41          (0.16)             2.41            100
Year Ended 7/31/2005            2.75          (0.84)             2.59             79
Year Ended 7/31/2004            2.75          (1.52)             2.96            132
CLASS C
Period Ended 1/31/2009          2.30%          0.61%             2.30%            33%
Year Ended 7/31/2008            2.20          (0.06)             2.20             83
Year Ended 7/31/2007            2.31          (0.67)             2.31             79
Year Ended 7/31/2006            2.41          (0.05)             2.41            100
Year Ended 7/31/2005            2.75          (0.80)             2.59             79
Year Ended 7/31/2004            2.75          (1.46)             2.96            132
CLASS R
Period Ended 1/31/2009          1.80%          1.06%             1.80%            33%
Year Ended 7/31/2008            1.70           0.61              1.70             83
Year Ended 7/31/2007            1.81           0.04              1.81             79
Year Ended 7/31/2006 (a)        1.91           0.54              1.91            100

JAPAN-ASIA FOCUS
CLASS A
Period Ended 1/31/2009          1.94%          0.15%             2.02%            38%
Year Ended 7/31/2008            1.75           0.12              1.75             68
Year Ended 7/31/2007            1.84          (0.47)             1.83             61
Year Ended 7/31/2006 (a)        2.00          (0.63)             2.40             29
CLASS C
Period Ended 1/31/2009          2.69%         (0.62)%            2.77%            38%
Year Ended 7/31/2008            2.50          (0.71)             2.50             68
Year Ended 7/31/2007            2.59          (1.23)             2.58             61
Year Ended 7/31/2006 (a)        2.75          (1.37)             3.15             29

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                          --------------------------------------------------  ----------------------------------------
                                                       NET                    DIVIDENDS   DISTRIBUTIONS
                          NET ASSET     NET        REALIZED AND     TOTAL        FROM      FROM NET
                           VALUE,    INVESTMENT  UNREALIZED GAIN     FROM        NET       REALIZED
                          BEGINNING    INCOME       (LOSS) ON     INVESTMENT  INVESTMENT    CAPITAL          TOTAL
                          OF PERIOD  (LOSS) (b)    INVESTMENTS    OPERATIONS    INCOME       GAINS       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
US FOCUS
CLASS A
Period Ended 1/31/2009     $  9.61      0.01          (3.46)        (3.45)       0.00         (0.16)         (0.16)
Year Ended 7/31/2008         11.99     (0.03)         (0.61)        (0.64)       0.00         (1.74)         (1.74)
Year Ended 7/31/2007         10.35     (0.05)          2.32          2.27        0.00         (0.63)         (0.63)
Year Ended 7/31/2006         10.93     (0.13)         (0.38)        (0.51)       0.00         (0.07)         (0.07)
Year Ended 7/31/2005          9.69     (0.12)          1.41          1.29       (0.05)         0.00          (0.05)
Year Ended 7/31/2004 (a)     10.00     (0.04)         (0.27)        (0.31)       0.00          0.00           0.00
CLASS B
Period Ended 1/31/2009     $  9.28     (0.01)         (3.34)        (3.35)       0.00         (0.16)         (0.16)
Year Ended 7/31/2008         11.72     (0.10)         (0.60)        (0.70)       0.00         (1.74)         (1.74)
Year Ended 7/31/2007         10.20     (0.13)          2.28          2.15        0.00         (0.63)         (0.63)
Year Ended 7/31/2006         10.85     (0.21)         (0.37)        (0.58)       0.00         (0.07)         (0.07)
Year Ended 7/31/2005          9.67     (0.19)          1.39          1.20       (0.02)         0.00          (0.02)
Year Ended 7/31/2004 (a)     10.00     (0.05)         (0.28)        (0.33)       0.00          0.00           0.00
CLASS C
Period Ended 1/31/2009     $  9.28     (0.01)         (3.34)        (3.35)       0.00         (0.16)         (0.16)
Year Ended 7/31/2008         11.72     (0.10)         (0.60)        (0.70)       0.00         (1.74)         (1.74)
Year Ended 7/31/2007         10.20     (0.14)          2.29          2.15        0.00         (0.63)         (0.63)
Year Ended 7/31/2006         10.85     (0.21)         (0.37)        (0.58)       0.00         (0.07)         (0.07)
Year Ended 7/31/2005          9.67     (0.20)          1.40          1.20       (0.02)         0.00          (0.02)
Year Ended 7/31/2004 (a)     10.00     (0.05)         (0.28)        (0.33)       0.00          0.00           0.00

WORLDWIDE INCOME
CLASS A
Period Ended 1/31/2009     $  9.45      0.38          (3.37)        (2.99)      (0.44)         0.00          (0.44)
Year Ended 7/31/2008         10.87      0.71          (1.37)        (0.66)      (0.76)         0.00          (0.76)
Year Ended 7/31/2007         10.78      0.66           0.08          0.74       (0.65)         0.00          (0.65)
Year Ended 7/31/2006         11.03      0.71          (0.22)         0.49       (0.74)         0.00          (0.74)
Year Ended 7/31/2005         10.73      0.66           0.40          1.06       (0.72)        (0.04)         (0.76)
Year Ended 7/31/2004 (a)     10.00      0.54           0.73          1.27       (0.54)         0.00          (0.54)
CLASS B
Period Ended 1/31/2009     $  9.44      0.35          (3.37)        (3.02)      (0.40)         0.00          (0.40)
Year Ended 7/31/2008         10.84      0.64          (1.36)        (0.72)      (0.68)         0.00          (0.68)
Year Ended 7/31/2007         10.76      0.57           0.07          0.64       (0.56)         0.00          (0.56)
Year Ended 7/31/2006         11.00      0.62          (0.20)         0.42       (0.66)         0.00          (0.66)
Year Ended 7/31/2005         10.72      0.58           0.38          0.96       (0.64)        (0.04)         (0.68)
Year Ended 7/31/2004 (a)     10.00      0.47           0.73          1.20       (0.48)         0.00          (0.48)
CLASS C
Period Ended 1/31/2009     $  9.45      0.36          (3.40)        (3.04)      (0.40)         0.00          (0.40)
Year Ended 7/31/2008         10.86      0.64          (1.37)        (0.73)      (0.68)         0.00          (0.68)
Year Ended 7/31/2007         10.78      0.57           0.07          0.64       (0.56)         0.00          (0.56)
Year Ended 7/31/2006         11.02      0.63          (0.21)         0.42       (0.66)         0.00          (0.66)
Year Ended 7/31/2005         10.73      0.58           0.39          0.97       (0.64)        (0.04)         (0.68)
Year Ended 7/31/2004 (a)     10.00      0.46           0.75          1.21       (0.48)         0.00          (0.48)

(a) The Henderson US Focus Fund commenced operations on April 30, 2004. The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                           -------------------------------------------
                                                                                                          ANNUALIZED
                                                                                                          RATIO OF
                                                                                                          OPERATING
                                                                            ANNUALIZED    ANNUALIZED       EXPENSES
                                                                            RATIO OF       RATIO OF     TO AVERAGE NET
                                      NET ASSET               NET ASSETS,   OPERATING   NET INVESTMENT  ASSETS WITHOUT
                                        VALUE,                   END OF    EXPENSES TO  INCOME/(LOSS)   WAIVERS AND/OR  PORTFOLIO
                          REDEMPTION    END OF      TOTAL        PERIOD      AVERAGE      TO AVERAGE       EXPENSES     TURNOVER
                             FEES     THE PERIOD  RETURN (c)     (000)     NET ASSETS     NET ASSETS      REIMBURSED      RATE
---------------------------------------------------------------------------------------------------------------------------------
US FOCUS
CLASS A
Period Ended 1/31/2009       0.00*      $ 6.00     (35.90)%    $   2,481      1.40%          0.32%           3.34%         64%
Year Ended 7/31/2008         0.00         9.61      (7.20)         6,227      1.40          (0.24)           2.67          95
Year Ended 7/31/2007         0.00        11.99      22.55          9,328      1.95          (0.45)           2.95         167
Year Ended 7/31/2006         0.00        10.35      (4.69)        10,991      2.00          (1.18)           2.45          98
Year Ended 7/31/2005         0.00        10.93      13.34         14,752      2.00          (1.19)           3.37          80
Year Ended 7/31/2004 (a)     0.00         9.69      (3.10)         1,467      2.00          (1.41)          22.58          11
CLASS B
Period Ended 1/31/2009       0.00*        5.77     (36.10)%    $     645      2.15%         (0.37)%          4.09%         64%
Year Ended 7/31/2008         0.00         9.28      (7.95)           662      2.15          (0.99)           3.42          95
Year Ended 7/31/2007         0.00        11.72      21.67            998      2.70          (1.23)           3.70         167
Year Ended 7/31/2006         0.00        10.20      (5.38)         1,292      2.75          (1.92)           3.20          98
Year Ended 7/31/2005         0.00        10.85      12.46          3,002      2.75          (1.84)           4.12          80
Year Ended 7/31/2004 (a)     0.00         9.67      (3.30)         1,483      2.75          (2.21)          23.32          11
CLASS C
Period Ended 1/31/2009       0.00*        5.77     (36.10)%    $   1,903      2.15%         (0.39)%          4.09%         64%
Year Ended 7/31/2008         0.00         9.28      (7.95)         2,328      2.15          (0.98)           3.42          95
Year Ended 7/31/2007         0.00        11.72      21.67          2,789      2.70          (1.21)           3.70         167
Year Ended 7/31/2006         0.00        10.20      (5.38)         3,065      2.75          (1.93)           3.20          98
Year Ended 7/31/2005         0.00        10.85      12.46          3,849      2.75          (1.95)           4.12          80
Year Ended 7/31/2004 (a)     0.00         9.67      (3.30)           356      2.75          (2.21)          23.32          11
WORLDWIDE INCOME
CLASS A
Period Ended 1/31/2009       0.00*        6.02     (32.04)%    $  24,390      1.30%          9.94%           1.50%         17%
Year Ended 7/31/2008         0.00*        9.45      (6.47)        64,687      1.30           6.87            1.45          41
Year Ended 7/31/2007         0.00        10.87       6.71         39,470      1.30           5.89            1.77          73
Year Ended 7/31/2006         0.00        10.78       4.70         17,927      1.30           6.61            1.93         161
Year Ended 7/31/2005         0.00        11.03      10.07         16,375      1.30           5.98            2.08         137
Year Ended 7/31/2004 (a)     0.00        10.73      12.81          7,628      1.30           5.89            3.49         327
CLASS B
Period Ended 1/31/2009       0.00*        6.02     (32.28)%    $   3,462      2.05%          9.42%           2.25%         17%
Year Ended 7/31/2008         0.00*        9.44      (7.00)         5,789      2.05           6.13            2.20          41
Year Ended 7/31/2007         0.00        10.84       5.93          5,003      2.05           5.17            2.52          73
Year Ended 7/31/2006         0.00        10.76       3.93          5,210      2.05           5.77            2.68         161
Year Ended 7/31/2005         0.00        11.00       9.07          4,751      2.05           5.23            2.83         137
Year Ended 7/31/2004 (a)     0.00        10.72      12.08          3,344      2.05           5.29            4.24         327
CLASS C
Period Ended 1/31/2009       0.00*        6.01     (32.46)%    $  24,237      2.05%          9.21%           2.25%         17%
Year Ended 7/31/2008         0.00*        9.45      (7.09)        62,906      2.05           6.17            2.20          41
Year Ended 7/31/2007         0.00        10.86       5.92         29,752      2.05           5.11            2.52          73
Year Ended 7/31/2006         0.00        10.78       3.92         13,150      2.05           5.78            2.68         161
Year Ended 7/31/2005         0.00        11.02       9.16         13,580      2.05           5.23            2.83         137
Year Ended 7/31/2004 (a)     0.00        10.73      12.18          8,047      2.05           5.26            4.24         327

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

NOTE 1.ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among eleven series. Two series of the Trust, Henderson Global Real Estate Equities Fund and Henderson International Equity Fund, are not included in this report because their fiscal year end is December 31. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson Industries of the Future Fund ("Industries of the Future"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson US Focus Fund ("US Focus") and Henderson Worldwide Income Fund ("Worldwide Income"), collectively, (the "Funds") are each a separate series of the Trust. Each Fund except Global Equity Income, Global Opportunities and Japan-Asia Focus is diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C shares. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Equity Income, Global Opportunities, Global Technology, Industries of the Future, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at January 31, 2009:

                                       LOCAL                       UNREALIZED
                           VALUE      AMOUNT         CURRENT     APPRECIATION
                            DATE     (000'S)           VALUE   (DEPRECIATION)
------------------------------------------------------------------------------
EUROPEAN FOCUS
------------------------------------------------------------------------------
Euro Short                4/9/09      38,000   $  48,612,942   $    3,447,058
------------------------------------------------------------------------------
Euro Long                 4/9/09      38,000      48,612,942         (600,858)
==============================================================================
GLOBAL EQUITY INCOME
------------------------------------------------------------------------------
British Pound Short       4/9/09      42,000   $  60,820,820   $    3,140,980
==============================================================================
INTERNATIONAL OPPORTUNITIES
------------------------------------------------------------------------------
Euro Short                4/9/09      65,000   $  83,153,717   $    5,896,283
------------------------------------------------------------------------------
Euro Short                4/9/09      85,000     108,739,475        7,710,525
------------------------------------------------------------------------------
Euro Long                 4/9/09      85,000     108,739,475       (1,344,025)
------------------------------------------------------------------------------
Euro Long                 4/9/09      65,000      83,153,717       (1,027,483)
==============================================================================
WORLDWIDE INCOME
------------------------------------------------------------------------------
British Pound Short      2/25/09       4,307   $   6,239,537   $     (304,492)
------------------------------------------------------------------------------
British Pound Long       2/25/09         839       1,215,860           15,860
------------------------------------------------------------------------------
Euro Short               2/25/09      16,253      20,803,524          179,310
------------------------------------------------------------------------------
Euro Long                2/25/09         915       1,170,970          (29,030)
==============================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. The Funds retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the six months ended January 31, 2009, the Funds had no transactions in securities lending.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Industries of the Future have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2008, the last tax year end, Global Equity Income had $506,123 accumulated capital loss carryforward, expiring on July 31, 2016. Japan-Asia Focus had $949,426 accumulated capital loss carryforward expiring on July 31, 2016. Worldwide Income had $1,028,576 accumulated capital loss carryforward, of which for tax purposes, $341,836 expires on July 31, 2014, $207,447 expiring on July 31, 2015 and $479,293 expiring on July 31, 2016.

At July 31, 2008, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                                                  CURRENCY LOSS     CAPITAL LOSS
                                                       DEFERRED         DEFERRED
--------------------------------------------------------------------------------
Global Equity Income                                         --   $   22,920,771
Global Opportunities                                         --        1,411,385
Global Technology                                $      117,497       35,369,524
International Opportunities                                  --       56,011,086
Japan-Asia Focus                                        136,632        5,817,118
Worldwide Income                                             --        6,915,512
================================================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

previously filed tax returns, the Fund's tax return for the period ended July 31, 2008, is subject to review by the taxing authorities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

The tax character of distributions paid during the six months ended January 31, 2009, and July 31, 2008, were as follows:

                                                      ESTIMATED        ESTIMATED
SIX MONTHS ENDED                                       ORDINARY        LONG-TERM
JANUARY 31, 2009                                         INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------
European Focus                                   $   12,211,000   $   39,639,000
Global Equity Income                                  7,540,067               --
Global Opportunities                                     87,500               --
International Opportunities                          25,876,200       13,463,800
US Focus                                                     --          148,000
Worldwide Income                                      4,749,744               --

                                                     LONG-TERM
YEAR ENDED                          ORDINARY            CAPITAL       TAX RETURN
JULY 31, 2008                         INCOME              GAINS       OF CAPITAL
--------------------------------------------------------------------------------
European Focus                  $ 92,199,201     $   62,200,501               --
Global Equity                     24,187,756                 --               --
Global Opportunities                 131,992                 --               --
Global Technology                    875,260          2,017,033   $    1,374,433
International Opportunities      272,640,686         78,060,069               --
Japan-Asia Focus                   1,865,937          1,538,574               --
US Focus                             555,866          1,211,152               --
Worldwide Income                   8,999,619                 --               --
================================================================================

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED       UNREALIZED
                                    ORDINARY         LONG-TERM     APPRECIATION
                                      INCOME      CAPITAL GAIN   (DEPRECIATION)
--------------------------------------------------------------------------------
European Focus                 $  12,220,537     $  39,575,891   $  (86,710,441)
--------------------------------------------------------------------------------
Global Equity Income               1,595,298                --      (54,423,102)
--------------------------------------------------------------------------------
Global Opportunities                  86,909                --       (1,572,099)
--------------------------------------------------------------------------------
Global Technology                                           --       (2,297,397)
--------------------------------------------------------------------------------
International Opportunities       20,769,876            21,779      (84,364,964)
--------------------------------------------------------------------------------
Japan-Asia Focus                          --                --      (13,500,007)
--------------------------------------------------------------------------------
US Focus                                  --           147,706          417,457
--------------------------------------------------------------------------------
Worldwide Income                     521,967                --      (14,991,237)
================================================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed

HENDERSON GLOBAL FUNDS                            NOTES TO FINANCIAL STATEMENTS
                                                                    (UNAUDITED)

assets with the respect to Worldwide Income) at the following annual rates:

European Focus                           First $500 million               1.00%
                                         Next $1 billion                  0.90%
                                         Over $1.5 billion                0.85%
-------------------------------------------------------------------------------
Global Equity Income                     First $500 million               0.90%
                                         Next $500 million                0.80%
                                         Next $500 million                0.70%
                                         Over $1.5 billion                0.60%
-------------------------------------------------------------------------------
Global Opportunities                     First $1 billion                 1.10%
                                         Next $1 billion                  0.95%
                                         Over $2 billion                  0.85%
-------------------------------------------------------------------------------
Global Technology                        First $500 million               1.00%
                                         Next $500 million                0.95%
                                         Over $1 billion                  0.90%
-------------------------------------------------------------------------------
Industries of the Future                 First $500 million               1.00%
                                         Next $1 billion                  0.90%
                                         Over $1.5 billion                0.85%
-------------------------------------------------------------------------------
International Opportunities              First $1 billion                 1.10%
                                         Next $1 billion                  0.95%
                                         Over $2 billion                  0.85%
-------------------------------------------------------------------------------
Japan-Asia Focus                         First $500 million               1.00%
                                         Next $1 billion                  0.90%
                                         Over $1.5 billion                0.85%
-------------------------------------------------------------------------------
US Focus                                 First $150 million               0.95%
                                         Over $150 million                0.85%
-------------------------------------------------------------------------------
Worldwide Income (1)                     First $500 million               0.85%
                                         Next $500 million                0.75%
                                         Next $500 million                0.70%
                                         Over $1.5 billion                0.65%
===============================================================================

(1) The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the HGINA based on the Fund's average daily managed assets, the HGINA's fee will be higher if the Fund is leveraged.

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity and US Focus, to 1.70% of average daily net assets for Global Opportunities and Industries of the Future and 1.05% of average daily net assets for Worldwide Income. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

                                          CLASS A     CLASS B & C     CLASS R
------------------------------------------------------------------------------
European  Focus                              2.00%           2.75%        N/A
------------------------------------------------------------------------------
Global Equity Income                         1.40            2.15         N/A
------------------------------------------------------------------------------
Global Opportunities                         1.95            2.70         N/A
------------------------------------------------------------------------------
Global Technology                            2.00            2.75         N/A
------------------------------------------------------------------------------
Industries of the Future                     1.95            2.70         N/A
------------------------------------------------------------------------------
International Opportunities                  2.00            2.75        2.25%
------------------------------------------------------------------------------
Japan-Asia Focus                             2.00            2.75         N/A
------------------------------------------------------------------------------
US Focus                                     1.40            2.15         N/A
------------------------------------------------------------------------------
Worldwide Income                             1.30            2.05         N/A
==============================================================================

HGINA may recover from Global Equity Income and Global Opportunities reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through November 30, 2009. The remaining amount of potentially recoverable expenses at January 31, 2009 for Global Equity Income and Global Opportunities was $380,977 and $441,959, respectively.

During the year ended July 31, 2008, HGINA reimbursed European Focus $373,077 for interest expense paid to the United States Treasury for ordinary income not distributed in prior years which was the result of additional passive foreign investment company ("PFIC') holdings identified in the portfolio. This amount was reflected in the Statement of Operations - Fees waived and expenses reimbursed by investment adviser.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and subtransfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. Effective

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

October 1, 2006, the Funds began reimbursing HGINA for such fees with limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

The Funds bear a portion of the compensation paid to the Compliance Officeres who perform services for the Trust. This compensation is reflected as Compliance Officer Fees in the Statements of Operations.

At January 31, 2009, HGINA owned the following number of shares in the following
Funds:

                                                                          SHARES
--------------------------------------------------------------------------------
Industries of the Future Class A                                          40,000
Industries of the Future Class C                                           5,000
================================================================================

HGINA is a direct subsidiary of Henderson International Inc.
("HII"). At January 31, 2009, HII owned the following number of shares in the following Funds:

                                                                          SHARES
--------------------------------------------------------------------------------
European Focus Class A                                                       793
Global Equity Income Class A                                                 816
Global Opportunities Class A                                              60,830
Global Opportunities Class C                                               5,032
Global Technology Class A                                                    732
International Opportunities Class A                                          882
International Opportunities Class R                                        1,523
US Focus Class A                                                          12,813
Worldwide Income Class A                                                   3,769
================================================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statements of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds during the period ended January 31, 2009, were as follows:

                                                  PURCHASES                SALES
--------------------------------------------------------------------------------
European Focus                               $   67,860,941    $     556,916,028
Global Equity Income                            148,852,254          263,884,300
Global Opportunities                             25,831,876           22,178,428
Global Technology                                94,864,150          117,931,877
Industries of the Future                            711,061              420,498
International Opportunities                     871,175,728        2,662,946,274
Japan-Asia Focus                                 14,930,211           39,592,855
US Focus                                          4,401,110            6,867,543
Worldwide Income                                 13,931,877           83,725,653
================================================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward currency contracts at January 31, 2009, and the gross unrealized appreciation and depreciation, were as follows:

                                                   EUROPEAN       GLOBAL EQUITY
                                                      FOCUS              INCOME
--------------------------------------------------------------------------------
Cost                                         $  656,915,803      $  355,751,093
--------------------------------------------------------------------------------
Gross unrealized appreciation                    14,320,855           1,757,632
--------------------------------------------------------------------------------
Gross unrealized depreciation                   368,772,749         111,019,126
--------------------------------------------------------------------------------
Net unrealized depreciation                    (354,451,894)       (109,261,494)
================================================================================

                                                     GLOBAL               GLOBAL
                                              OPPORTUNITIES           TECHNOLOGY
--------------------------------------------------------------------------------
Cost                                         $   14,901,409      $   98,775,512
--------------------------------------------------------------------------------
Gross unrealized appreciation                       328,708           1,418,681
--------------------------------------------------------------------------------
Gross unrealized depreciation                     1,030,183          18,439,778
--------------------------------------------------------------------------------
Net unrealized depreciation                        (701,475)        (17,021,097)
================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

                                              INDUSTRIES OF        INTERNATIONAL
                                                 THE FUTURE        OPPORTUNITIES
--------------------------------------------------------------------------------
Cost                                         $      630,088    $  3,233,923,077
--------------------------------------------------------------------------------
Gross unrealized appreciation                           926          21,060,921
--------------------------------------------------------------------------------
Gross unrealized depreciation                       175,296       1,147,784,924
--------------------------------------------------------------------------------
Net unrealized depreciation                        (174,370)     (1,126,724,003)
================================================================================

                                                 JAPAN-ASIA                  US
                                                      FOCUS               FOCUS
--------------------------------------------------------------------------------
Cost                                         $   51,457,442    $      6,765,488
--------------------------------------------------------------------------------
Gross unrealized appreciation                       501,329              78,791
--------------------------------------------------------------------------------
Gross unrealized depreciation                    18,093,057           1,753,197
--------------------------------------------------------------------------------
Net unrealized depreciation                     (17,591,728)         (1,674,406)
================================================================================

                                                                      WORLDWIDE
                                                                         INCOME
--------------------------------------------------------------------------------
Cost                                                           $     97,150,062
--------------------------------------------------------------------------------
Gross unrealized appreciation                                                --
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        45,986,398
--------------------------------------------------------------------------------
Net unrealized depreciation                                         (45,986,398)
================================================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of January 31, 2009.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, Industries of the Future, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $100 million credit facility that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the six months ended January 31, 2009.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the six months ended January 31, 2009 were as follows:

REDEMPTION FEES
--------------------------------------------------------------------------------
European Focus                                                        $    9,756
Global Equity Income                                                      24,917
Global Opportunities                                                       2,118
Global Technology                                                          4,664
Industries of the Future                                                      --
International Opportunities                                               54,101
Japan-Asia Focus                                                             183
US Focus                                                                   1,632
Worldwide Income                                                           6,512
================================================================================

NOTE 10. RECENT ACCOUNTING STANDARDS

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

      o     Level 1 - quoted prices in active markets for identical investments

      o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of January 31, 2009 in valuing the Funds' investments carried at value:

EUROPEAN FOCUS
                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $  100,369,965               --
Level 2 - Other Significant
   Observable Inputs                               202,093,944    $   2,846,200
Level 3 - Significant
   Unobservable Inputs                                      --               --
                                                --------------------------------
Total                                           $  302,463,909    $   2,846,200
                                                ================================

                                                                 INVESTMENTS IN
                                                                     SECURITIES
--------------------------------------------------------------------------------
Balance as of 7-31-08                                            $      663,843
Accrued discounts/premiums                                                   --
Realized gain (loss)                                                         --
Change in unrealized
appreciation/depreciation                                              (663,843)
Net purchases (sales)                                                        --
Net transfers in and/or out of Level 3
--------------------------------------------------------------------------------
Balance, as of 1/31/09                                            $          --
Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/09                              $  (4,563,922)

GLOBAL EQUITY INCOME

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $   99,842,919               --
Level 2 - Other Significant
   Observable Inputs                               146,646,680    $   3,140,980
Level 3 - Significant
   Unobservable Inputs                                      --               --
                                                --------------------------------
Total                                           $  246,489,599    $   3,140,980
                                                ================================

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

GLOBAL OPPORTUNITIES

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $   14,199,934    $           0
Level 2 - Other Significant Observable Inputs               --               --
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                           $   14,199,934    $           0
                                                ================================

GLOBAL TECHNOLOGY

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $   67,329,782    $           0
Level 2 - Other Significant Observable Inputs       14,424,633               --
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                           $   81,754,415    $           0
                                                ================================

INDUSTRIES OF THE FUTURE

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $      269,072    $           0
Level 2 - Other Significant Observable Inputs          186,646               --
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                           $      455,718    $           0
                                                ================================

INTERNATIONAL OPPORTUNITIES

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -
   Quoted Prices                               $   488,082,082    $          --
Level 2 - Other Significant
   Observable Inputs                             1,619,116,992       11,235,000
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                          $ 2,107,199,074    $  11,235,000
                                                ================================

JAPAN-ASIA FOCUS

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -
   Quoted Prices                               $     7,916,369    $           0
Level 2 - Other Significant
   Observable Inputs                                25,949,345               --
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                          $    33,865,714    $           0
                                                ================================

US FOCUS

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -
   Quoted Prices                               $     5,091,082    $           0
Level 2 - Other Significant
   Observable Inputs                                        --               --
Level 3 - Significant Unobservable Inputs                   --               --
                                                --------------------------------
Total                                          $     5,091,082    $           0
                                                ================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

WORLDWIDE INCOME

                                                                          OTHER
                                                INVESTMENTS IN        FINANCIAL
VALUATION INPUTS                                    SECURITIES     INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $    8,291,117   $            0
Level 2 - Other Significant Observable Inputs       42,265,147         (138,352)
Level 3 - Significant Unobservable Inputs              607,400               --
                                                --------------------------------
Total                                           $   51,163,664   $     (138,352)
                                                ================================

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                 INVESTMENTS IN
                                                                     SECURITIES
--------------------------------------------------------------------------------
Balance as of 7-31-08                                            $    4,544,618
Accrued discounts/premiums                                                  260
Realized gain (loss)                                                         --
Change in unrealized
appreciation/depreciation                                            (2,597,130)
Net purchases (sales)                                                        --
Net transfers in and/or out of Level 3                               (1,340,348)
--------------------------------------------------------------------------------
Balance, as of 1/31/09                                           $      607,400
Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/09                             $   (4,353,531)

*   Other financial instruments include futures, forwards and swap contracts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" FAS No. 161 ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

NOTE 11. SUBSEQUENT EVENT

On December 12, 2008, the Board of Directors approved a Plan of Liquidation under which U.S. Focus Fund will be liquidated as of March 31, 2009.

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                               (UNAUDITED)

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2008, on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2009. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

During the period ended January 31, 2009, US Focus designated long-term capital gains of $148,000. This information is being provided in the semi-annual shareholder report to shareholders because US Focus is scheduled to close on March 31, 2009.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended January 31, 2009.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                                         CLASS A   CLASS B  CLASS C    CLASS R
------------------------------------------------------------------------------
European Focus                            1.62%     2.37%     2.37%      N/A
------------------------------------------------------------------------------
Global Equity Income                      1.40       N/A      2.15       N/A
------------------------------------------------------------------------------
Global Opportunities                      1.95       N/A      2.70       N/A
------------------------------------------------------------------------------
Global Technology                         1.71      2.46      2.46       N/A
------------------------------------------------------------------------------
Industries of the Future                  1.95       N/A      2.70       N/A
------------------------------------------------------------------------------
International Opportunities               1.55      2.30      2.30      1.80%
------------------------------------------------------------------------------
Japan-Asia Focus                          1.94       N/A      2.69       N/A
------------------------------------------------------------------------------
US Focus                                  1.40      2.15      2.15       N/A
------------------------------------------------------------------------------
Worldwide Income                          1.30      2.05      2.05       N/A
------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                               (UNAUDITED)

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 4, 7, 10, 13, 15, 17, 19, 21 and 23. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 TABLE 1

                                  BEGINNING         ENDING
                                    ACCOUNT        ACCOUNT       EXPENSES
                                      VALUE          VALUE           PAID
                                  AUGUST 1,    JANUARY 31,         DURING
ACTUAL                                 2008           2009    THE PERIOD*
-------------------------------------------------------------------------
European Focus
Class A                       $    1,000.00    $    499.60    $      6.11
Class B                            1,000.00         497.50           8.92
Class C                            1,000.00         497.50           8.92
-------------------------------------------------------------------------
Global Equity Income
Class A                            1,000.00         723.25           6.08
Class C                            1,000.00         720.65           9.32
-------------------------------------------------------------------------
Global Opportunities
Class A                            1,000.00         629.71           8.01
Class C                            1,000.00         625.77          11.06
-------------------------------------------------------------------------
Global Technology
Class A                            1,000.00         669.30           7.19
Class B                            1,000.00         666.40          10.33
Class C                            1,000.00         666.40          10.33
-------------------------------------------------------------------------
Industries of the Future
Class A                            1,000.00         625.00           6.77
Class C                            1,000.00         629.00           9.40
-------------------------------------------------------------------------
International Opportunities
Class A                            1,000.00         635.90           6.37
Class B                            1,000.00         633.40           9.44
Class C                            1,000.00         633.30           9.44
Class R                            1,000.00         635.30           7.40
-------------------------------------------------------------------------
Japan-Asia Focus
Class A                            1,000.00         743.23           8.52
Class C                            1,000.00         742.11          11.81
-------------------------------------------------------------------------
US Focus
Class A                            1,000.00         641.00           5.79
Class B                            1,000.00         639.00           8.88
Class C                            1,000.00         639.00           8.88
-------------------------------------------------------------------------
Worldwide Income
Class A                            1,000.00         679.61           5.49
Class B                            1,000.00         677.19           8.64
Class C                            1,000.00         675.40           8.64
=========================================================================

TABLE 2

                                  BEGINNING         ENDING
HYPOTHETICAL                        ACCOUNT        ACCOUNT       EXPENSES
(ASSUMING A                           VALUE          VALUE           PAID
5% RETURN                         AUGUST 1,    JANUARY 31,         DURING
BEFORE EXPENSES)                       2008           2009    THE PERIOD*
-------------------------------------------------------------------------
European Focus
Class A                       $    1,000.00    $   1016.86    $      8.21
Class B                            1,000.00        1013.09          11.99
Class C                            1,000.00        1013.09          11.99
-------------------------------------------------------------------------
Global Equity Income
Class A                            1,000.00       1,017.94           7.12
Class C                            1,000.00       1,014.16          10.92
-------------------------------------------------------------------------
Global Opportunities
Class A                            1,000.00       1,015.17           9.90
Class C                            1,000.00       1,011.39          13.69
-------------------------------------------------------------------------
Global Technology
Class A                            1,000.00        1016.38           8.69
Class B                            1,000.00        1012.60          12.48
Class C                            1,000.00        1012.60          12.48
-------------------------------------------------------------------------
Industries of the Future
Class A                            1,000.00       1,016.67           8.40
Class C                            1,000.00       1,013.46          11.62
-------------------------------------------------------------------------
International Opportunities
Class A                            1,000.00        1017.21           7.86
Class B                            1,000.00        1013.44          11.64
Class C                            1,000.00        1013.44          11.64
Class R                            1,000.00        1015.95           9.12
-------------------------------------------------------------------------
Japan-Asia Focus
Class A                            1,000.00       1,015.22           9.85
Class C                            1,000.00       1,011.44          13.64
-------------------------------------------------------------------------
US Focus
Class A                            1,000.00        1017.94           7.12
Class B                            1,000.00        1014.16          10.92
Class C                            1,000.00        1014.16          10.92
-------------------------------------------------------------------------
Worldwide Income
Class A                            1,000.00       1,018.46           6.60
Class B                            1,000.00       1,014.69          10.38
Class C                            1,000.00       1,014.69          10.38
=========================================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period and divided by 365 (to reflect the one-half year period). Expenses for Industries of the Future Fund Class A and Class C annualized net expense ratio multiplied by the average account value over the period multiplied by 156 days in the period and divided by 365 (to reflect the one-half year period

HENDERSON GLOBAL FUNDS                                    TRUSTEES AND OFFICERES
                                                          (UNAUDITED)

                           POSITION(S)    TERM OF                                                        OTHER
NAME, ADDRESS AND          WITH           OFFICE AND       PRINCIPAL OCCUPATIONS                         DIRECTORSHIPS
AGE(1)                     THE TRUST(2)   TIME SERVED(3)   DURING PAST FIVE YEARS                        HELD
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst, 69          Chairman       Since 2001       President, KCI Inc. (private s-corporation    None
                           and Trustee                     investing in non-public investments.)

Roland C. Baker, 70        Trustee        Since 2001       Consultant to financial services industry.    Director, Quanta Capital
                                                                                                         Holdings, Inc. (provider
                                                                                                         of property and casualty
                                                                                                         reinsurance); Director,
                                                                                                         North American Company for
                                                                                                         Life and Health Insurance
                                                                                                         (a provider of life
                                                                                                         insurance, health
                                                                                                         insurance and annuities);
                                                                                                         Trustee, Scottish Widows
                                                                                                         Investment Partnership
                                                                                                         Trust; Trustee, Allstate
                                                                                                         Financial Investment
                                                                                                         Trust; Director, Midland
                                                                                                         National Life Insurance
                                                                                                         Company (an affiliate of
                                                                                                         North American Company for
                                                                                                         Life and Health
                                                                                                         Insurance).

Faris F. Chesley, 70       Trustee        Since 2002       Chairman, Chesley, Taft & Associates, LLC,    None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42   Trustee and    Since 2001       Director, Global Distribution,                None
                           President                       Henderson Global Investors.

Kenneth A. Kalina, 49      Chief          Since 2005       Chief Compliance Officer, HGINA, 2005; Chief  N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial
                                                           Officer Columbia Wanger Asset Management,
                                                           L.P., 2000-2005.

Alanna N. Nensel, 33       Vice President Since 2002       Director, Retail Marketing and Product        N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006.

Scott E. Volk, 37          Vice President Since 2001       Director, Retail Finance and Operations,      N/A
                                                           HGINA.

HENDERSON GLOBAL FUNDS                                    TRUSTEES AND OFFICERES
                                                          (UNAUDITED)

                           POSITION(S)    TERM OF                                                         OTHER
NAME, ADDRESS AND          WITH           OFFICE AND        PRINCIPAL OCCUPATIONS                         DIRECTORSHIPS
AGE(1)                     THE TRUST(2)   TIME SERVED(3)    DURING PAST FIVE YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Christopher K.             Secretary      Since 2004        Legal Counsel, HGINA, since 2004;             N/A
Yarbrough, 34                                               Attorney, Bell, Boyd & Lloyd LLC,
                                                            2000-2004.

Troy M. Statczar, 37       Treasurer      Since             Head of US Fund Administration and            N/A
                                          September 2008    Accounting, HGINA, since July 2008,
                                                            Senior Vice President, Citigroup
                                                            2005-2008.

Richard J. Mitchell, 45    Assistant      Since 2007        Assistant Treasurer, HGINA, since 2007;       N/A
                           Treasurer                        Assistant Treasurer, Bank of New York,
                                                            2006-2007; Supervisor, The BISYS
                                                            Group; 2002-2006.

(1.) Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2008.

(2.)  Currently, all Trustees oversee all eleven series of the Trust.

(3.) A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

(4.) These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield

OFFICERS
Sean Dranfield, President
Alanna N. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com

The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

      This notice describes the privacy practices followed by Henderson Global Funds.

      Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

      In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

      In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (March, 2009)

ITEM 2. CODE OF ETHICS.

Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS


By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 31, 2009


By:      /s/ Troy Statczar
         -----------------
         Troy Statczar
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 31, 2009